Annual Report                                   [LOGO] NEUBERGER BERMAN
August 31, 2001


                                Neuberger Berman
                                Equity Funds


Investor Class Shares                            Century Fund
Trust Class Shares                               Fasciano Fund
Advisor Class Shares                             Focus Fund
Institutional Class Shares                       Genesis Fund
                                                 Guardian Fund
                                                 International Fund
                                                 Manhattan Fund
                                                 Millennium Fund
                                                 Partners Fund
                                                 Regency Fund
                                                 Socially Responsive Fund
                                                 Technology Fund

Contents


The Funds

Chairman's Letter           2

Portfolio Commentary/
 Growth of a Dollar Charts
Century Fund                4
Fasciano Fund               6
Focus Fund                  8
Genesis Fund               10
Guardian Fund              12
International Fund         14
Manhattan Fund             16
Millennium Fund            18
Partners Fund              20
Regency Fund               22
Socially Responsive Fund   24
Technology Fund            26

Schedule of Investments/
 Top Ten Equity Holdings
Century Fund               30
Fasciano Fund              31
Focus Fund                 33
Genesis Fund               34
Guardian Fund              36
International Fund         38
Manhattan Fund             41
Millennium Fund            43
Partners Fund              45
Regency Fund               47
Socially Responsive Fund   49
Technology Fund            50

                  Financial Statements                     52

                  Financial Highlights (All Class Shares)
                   Per Share Data
                  Century Fund                             85
                  Fasciano Fund                            86
                  Focus Fund                               87
                  Genesis Fund                             89
                  Guardian Fund                            91
                  International Fund                       93
                  Manhattan Fund                           94
                  Millennium Fund                          96
                  Partners Fund                            97
                  Regency Fund                             99
                  Socially Responsive Fund                100
                  Technology Fund                         101
                  Report of Independent Auditors          104
                  Directory/Officers and Trustees         106



"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2001 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

 [PHOTO]

 Peter Sundman


Dear Fellow Shareholder,

As I write (September 12, 2001) the world is still in shock over the terrorist attacks on America and in mourning for its victims and their families. New York's financial services community was particularly hard hit by this senseless tragedy, with many of us losing friends and colleagues working in the World Trade Center. Today, we grieve. Tomorrow, we rededicate ourselves to our professional responsibilities -- assessing the impact of these monstrous events on the world economy and financial markets.

By the time you receive this Annual Report, we should have a clearer picture of the short- and longer-term implications of the attacks. However, today, I would like to make several general observations. First and foremost, like the American people, the U.S. economy and financial markets are remarkably resilient. They have weathered two world wars, the Korean and Vietnam conflicts, the Cuban Missile Crisis, the Great Depression and countless other serious political and economic calamities. They will weather this latest crisis. Yes, we can expect some economic dislocation. It will take time for the financial markets to digest all the economic ramifications of this tragedy. But I am completely confident that American democracy and capitalism, the models for the world, will survive and prosper.

Second, we believe that the time-honored investment principles to which Neuberger Berman adheres -- diligent fundamental research and active portfolio management -- will continue to be effective. Whether applied to small-, mid- or large-cap companies in the growth or value sectors, we believe that these principles will remain the keys to generating superior long-term investment returns.

I am not an economist or market forecaster. However, I have learned a few things about investing in my 19 years in this business. One of the most important things is that bear markets eventually end. The Federal Reserve appears determined to get the economy back on its feet, especially following the economic and market fallout from the terrorist attack. Indeed, the Fed has now lowered interest rates eight times -- by more than 50% -- since the start of 2001, and indicated a bias toward further easing. Financial markets have benefited from similar rate reductions in the past. When investors began to

                                                NEUBERGER BERMAN AUGUST 31, 2001

anticipate an economic recovery, history shows that a bear market can turn to a bull market with surprising speed.

Among the most pressing questions of the day is when technology stocks will recover. As you will discover in reading this annual report, our portfolio managers have different opinions on this issue. All agree, however, that technology remains a long-term growth industry. I believe it is worth noting that Jack Welch, General Electric's recently retired and much admired chief executive, remained committed to information technology spending despite the economic downturn. His reasoning was simple. Spending money on systems that made his company more efficient would provide a long-term competitive edge. Going forward, we believe that more corporate executives will see the logic in this strategy, and that investments in well-positioned technology companies will be rewarded. If so, this should provide a tailwind for our growth fund portfolios.

I am also pleased to announce that in March this year, we added the newly formed Neuberger Berman Fasciano Fund to our small-cap fund lineup. Michael Fasciano founded the predecessor fund in 1987, and has achieved a solid track record with his disciplined stock-picking style. I encourage you to read the Fasciano Fund report inside to learn more about how Michael seeks out small-cap stock bargains.

In closing, we offer our heartfelt condolences for everyone losing friends and loved ones in the terrorist attack on America. We are confident that those responsible will be brought to justice and that the civilized nations of the world will do everything in their power to prevent such acts from happening again here and abroad.

Sincerely,

/s/ P. Sundman signature

                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

In fiscal 2001, growth materially underperformed value in the large-cap sector. The Russell 1000 Growth Index fell sharply, while the Russell 1000 Value Index finished with a very modest decline. Technology stocks suffered the highest casualty rate in the growth stock massacre, with the tech component of the Russell 1000 Growth Index falling precipitously.

Why did value outperform growth by such a wide margin? Macroeconomic trends (the rapidly decelerating economy and corporate earnings slowdown), and specific technology industry trends (the sharp decline in information technology and communications technology spending) undermined short-term fundamentals. Slower earnings growth, combined with lower earnings visibility (or the predictability of future results, hampered by the current uncertain economic environment), caused investors to abandon growth stocks in favor of more defensive value sectors. In the process, price/earnings multiples contracted substantially, compounding the pain for growth stock investors.

Value investing often gains the upper hand during periods of economic and market uncertainty. However, we are a bit confounded that investors have become so enamored of the kind of slow growth companies that underperformed for so long. We are also somewhat taken aback by the severity of the growth stock bear market. Some of the great growth franchises in America --companies that are industry powerhouses and we believe present exceptional long-term investment opportunity -- have lost half of their market value or more in one short year. Technology -- in our opinion, still the most dynamic growth industry in the economy -- has been beaten senseless and left for dead. We believe the silver lining within the current growth stock cloud is that prices relative to long-term earnings growth prospects are every bit as attractive as they were prior to the great growth stock bull market of 1997-99.

In fiscal 2001, we continued to do a relatively good job of identifying stocks that met or exceeded consensus earnings expectations; over 90% of the portfolio fit this description, as of the last reported quarter (2nd quarter calendar
2001). However, those that "missed their numbers" took a heavy toll

--------------------------------------------------------

Average Annual Total Return /1 /

                        Investor       Trust  Russell 1000(R) S&P 500 /2/
                      Class /3b/ Class /3b,5/      Growth /2/
       1 Year           (51.60%)   (51.56%)      (45.32%)      (24.38%)

       Life of Fund     (21.93%)   (21.86%)      (23.27%)      (11.55%)

       Inception Date 12/06/1999 12/06/1999

Comparison of a $10,000 Investment


                                    [CHART]

             Century Fund
             Investor Class         Russell 1000 Growth         S&P 500
12/6/99         10,000                  10,000                  10,000
2/29/00         12,380                  10,586                   9,561
5/31/00         10,730                  10,260                   9,971
8/31/00         13,430                  11,535                  10,682
11/30/00         9,460                   8,483                   9,281
2/28/01          8,210                   7,291                   8,777
5/31/01          7,740                   7,212                   8,920
8/31/01          6,500                   6,307                   8,078

Value as of 8/31/01

Century Fund Investor Class              $6,500
Russell 1000 Growth                      $6,307
S&P 500                                  $8,078

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.


Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

on performance. The portfolio was also hurt by companies that met consensus estimates but warned that future quarters' results would not be as good as expected. In addition, we had our share of "damned if you do" stocks: companies that hit estimates and announced that they expected to sustain earnings growth in the coming quarters, but which were in industry groups that investors wanted nothing to do with. However, by far the most significant impact on portfolio performance came from slowing earnings. Over the last year, the portfolio's earnings growth rate dropped from approximately 45% to about 20% -- still impressive in this moribund economy, but not strong enough to support valuations based on faster earnings growth.

We did have some portfolio winners. Branded consumer-goods holdings such as Pepsico and Anheuser Busch posted strong returns. Our investment in specialty pharmaceutical company Forest Labs rewarded us. In general, technology was our albatross and our biotechnology investments also disappointed. Although cautious, we are not giving up on either group. We think tech spending and earnings will rebound with the economy and that the biotechnology pipeline is filled with promising new drugs, whose approval has been delayed by the current void at the head of the Food and Drug Administration.

Looking forward, investors will have to cope with two issues. First and foremost is the economic impact of the terrorist attacks on America and our nation's possible response. As I write -- just a week after this horrible tragedy -- it is virtually impossible to predict what the immediate future holds. By the time you read this report, the economic and market picture may be clearer and we, as managers, will have responded to changing conditions.

The second issue, but one that will have a greater impact on Americans' financial lives over the long term, is confidence in the economy and financial markets. It is well worth pointing out that through our long history, the U.S. economy and equities markets have survived numerous political and economic crises. The terrorist attacks may have changed our lives forever, but they have not extinguished the spirit of democracy, the will of our people, or the entrepreneurial capitalism that has made America the greatest nation on earth. We believe that investors who refuse to be frightened out of the market will be rewarded over the long term. We also remain confident that companies that have above-market average earnings growth rates and consistently meet or exceed consensus earnings estimates will produce the most generous long-term returns.

Sincerely,

/s/ B. Cobb signature

                                BROOKE A. COBB
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Fasciano Fund Portfolio Commentary


Fasciano Fund is now a member of the Neuberger Berman family of equity mutual funds. If Fasciano is a new name to you, we would like to thank you for taking the time to learn about Neuberger Berman's most recent, yet time-tested small-cap offering. Many of you have been invested in Fasciano Fund for years, through good and bad markets. You can still expect the same careful approach to investing in smaller companies that we have applied since the predecessor fund's beginning in 1987. Thanks to our association with Neuberger Berman, however, our professional "toolbox" is now greater than ever before, particularly in research, trading and technology support, which we feel will lead to better investment ideas and decisions, and a greater capacity to invest.

These are very difficult times. Visibility of what lies ahead is poor. How bad will the economy get? When will corporate earnings improve? Where is the market's bottom? How quickly will stock prices recover? Clear answers to those questions would certainly make our job much easier. But we keep in mind what Will Rogers said, "It ain't what we don't know that hurts us, it's what we think we know that ain't so." Fortunately, our long-term approach to investing does not rely on having a crystal ball. Like the pilot who navigates on a foggy night by following a beacon, we are guided through tough and unpredictable times by adhering to our investment philosophy. We plan to keep doing what we have been doing: keenly focus on company fundamentals. We believe our methodical bottom-up analysis of individual companies uncovers stocks with attractive growth and value qualities in the small-cap sector. Patient and disciplined buying and selling improves our chances of success. Finally, we remember that stock prices are often at their cheapest levels when the outlook is most clouded.

Our fund performed well in fiscal year 2001, turning in a positive return and beating its benchmark, despite the difficult environment. For most of the year, we were overweighted in consumer cyclicals and consumer staple stocks, both of which performed well. In contrast, we were underweighted in the financial sector and the technology sector, both of which performed poorly. Our limited investments in these two sectors were still a drag on performance, however.

--------------------------------------------------------

Average Annual Total Return/1, 7/

                               Investor Class Russell 2000(R)/2/
                1 Year                2.08%        (11.63%)
                5 Year               10.20%          8.44%
                10 Year              11.62%         11.70%
                Life of Fund         13.05%         11.34%
                Inception Date   11/10/1988

Comparison of a $10,000 Investment

                                    [CHART]

           Fasciano Fund
           Investor Class            Russell 2000
1991         10,000                  10,000
1992         10,391                  10,730
1993         11,689                  14,221
1994         12,308                  15,055
1995         15,702                  18,191
1996         18,473                  20,160
1997         23,269                  25,997
1998         23,875                  20,954
1999         26,559                  26,897
2000         29,412                  34,200
2001         30,023                  30,224

Value as of 8/31/01

Fasciano Fund Investor Class       $30,023
Russell 2000                       $30,224

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.
Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001


As we criss-cross the country visiting with companies for a firsthand look at their businesses, we are especially interested to know how management is responding to the weakening economic environment and what it is doing to bolster long-run performance. Many of our portfolio companies are cutting costs and tightening up their operations. Littelfuse, for example, moved some of its electronics manufacturing overseas to reduce costs. Other companies are focused on revenue initiatives and gaining market share. Zebra Technologies introduced new and innovative printer products to gain market share. Still others, like newspaper publisher Lee Enterprises, are divesting non-strategic operations to concentrate on their more profitable businesses. Some companies are using their free cash flow to buy back stock. ITLA Capital has aggressively bought its stock back. The Steak n Shake Company, famous for Steakburgers and hand-dipped Milk Shakes, also has shown a hearty appetite for its shares. We view these actions favorably. In many cases, however, their positive results do not immediately flow to the bottom line and therefore are easily ignored by the stock market. Nevertheless, long-term strategies like gaining market share and buying back stock do create real value, which captures our attention as patient investors.

During the year, we cut back some of the fund's largest positions and broadened the portfolio by adding several new companies. New buys included RehabCare, FirstService, and Strayer. RehabCare Group is an efficient provider of rehabilitation and therapy services. We expect the company will grow as acute-care hospitals increasingly outsource those services to more efficient providers. FirstService Corporation performs property and business services like lawn care, transaction processing, and security for corporate and residential customers. The company, because of its strong repeat business, enjoys an annuity-like revenue stream. Strayer Education offers undergraduate and graduate degree programs on campuses and real-time online. Enrollment growth is driven by the greater income potential for job candidates with post-secondary education. All three companies have been highly profitable, generating substantial free cash flow, have strong balance sheets, and are heavily owned by insiders. Based on reported and expected earnings, we believe all three companies present attractive growth and value qualities.

Facing adversity has its rewards. In the course of building a successful mutual fund from the ground up, our resolve has been tested many times in the last fourteen years. We want to assure you that we are fully committed to meeting the challenges of today's difficult investment environment. We are diligent, alert, and patient. Most of all, we have faith in our great nation.

Sincerely,

/s/ Michael F. Fasciano signature

                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Focus Fund Portfolio Commentary


In the fiscal year just ended, the net asset value of the Focus Fund declined 20.4%, outperforming the overall market, as measured by the S&P 500 index (see table below), but falling short of the Russell 1000 Value Index. The results are in sharp contrast to the prior fiscal year, when the Fund appreciated 59.3%, significantly outstripping both the S&P and the Russell indexes.

The striking change in results reflects the relatively concentrated nature of our portfolio. One of the main risks of our investment strategy is that we hold big concentrations in areas, which, for whatever reason, may go out of favor, hurting our performance for a while. In fiscal 2001, compared to its benchmark index, the Fund was strongly overweighted in financial stocks, which were punished by investors late in the period, as the overall economic picture darkened. (It's worth adding that we were also significantly overweighted in consumer cyclical stocks, which as a group performed strongly.)

After such a striking change in results, you may wonder if the Fund changed its investment approach during the past year. The answer is an unqualified and resounding: "No." To me, there is no question that the investment policy of the Fund should be maintained for the simple and basic reason that over the long term it has generated strong returns.

To demonstrate our consistency of approach let me cite a few salient facts: A year ago the price/earnings ratio of the Fund was 16 times anticipated 2001 earnings (as measured by First Call) -- 3% higher than the figure for the Russell 1000 Value Index and 31% lower than for the S&P 500. At the same time, the 20% expected annual long-term earnings growth rate of the Fund's holdings was 50% higher than the figure for the Russell 1000 Value and 6% higher than for the S&P 500. As of August 31, 2001 the numbers were quite similar: the P/E of the Fund, at 17.5 times estimated 2001 earnings, was 8% lower than for the Russell and 24% less than for the S&P 500, yet the expected long-term earnings growth rate of the Fund's holdings of 19% was almost 60% higher than for the Russell and 28% higher than for the S&P 500.

--------------------------------------------------------
Average Annual Total Return/1, 10/

                  Investor       Trust     Advisor  Russell 1000(R)  S&P 500/2/
                     Class  Class/3a,5/ Class/3a,6/        Value/2/
 1 Year            (20.40%)    (20.58%)    (20.92%)          (1.12%)  (24.38%)
 5 Year             15.80%      15.68%      16.18%           14.20%    13.33%
 10 Year            15.85%      16.11%      16.04%           14.60%    13.45%
 Life of Fund       12.18%      12.24%      12.22%              N/A    11.25%
 Inception Date 10/19/1955  08/30/1993  09/03/1996

Comparison of a $10,000 Investment
                                    [CHART]

              Focus Fund
            Investor Class     Russell 1000           S & P 500
  1991         10,000             10,000               10,000
  1992         11,181             11,004               10,791
  1993         14,339             13,959               12,430
  1994         15,823             14,359               13,108
  1995         20,170             17,113               15,916
  1996         20,916             20,114               18,895
  1997         30,102             28,067               26,571
  1998         24,873             29,159               28,724
  1999         34,346             37,930               40,158
  2000         54,711             39,505               46,708
  2001         43,550             39,064               35,323

  Value as of 8/31/01

  Focus Fund Investor Class       $43,550
  Russell 1000 Growth             $39,064
  S&P 500                         $35,323

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001


This approach of building a portfolio that has superior expected earnings growth yet sells at a noticeable P/E discount to market indexes has worked exceptionally well for a long period of time, and in my opinion it will succeed in the future. Why did it not work especially well in our latest year? Unfortunately, the six rate increases by the Federal Reserve in 2000 had a negative impact on many of our holdings. In our technology and investment banking positions, the higher rates hurt the companies' earnings; in our two largest positions -- Citigroup and Capital One -- the effect was on the stock's valuation.

So far the calendar year 2001 has been almost a mirror image of 2000: As of this writing, the Fed has cut interest rates eight times since it began its easing (and I believe there may be more cuts to come). For much of 2000, there seemed to be no adverse effect on corporate earnings and thus investors grew complacent. This year, in contrast, investors have ignored aggressive easing by the Fed because "it isn't working." I would argue that, with the Index of Leading Indicators up three months in a row through July, the Fed's efforts are showing signs of bearing fruit. To harvest these fruits, however, requires something that is typically in short supply on Wall Street: namely, patience. With a meaningful decline in interest rates, record amounts of cash on the sidelines in money market funds, all-time-high short positions, and the economy showing signs of recovery, it is hard for me to be anything but constructive on the market.

I am writing this in late September, and you may wonder how anyone could be constructive after the events of September 11. The reasons are both objective and subjective. First, the central banks of the world, led by our own Federal Reserve, have made it clear that the financial system will not lack for liquidity, and may be flooded with it. Second, partisan debates about whether to inject fiscal stimulus into the economy are now over. Fiscal policy will be highly stimulative. This combination of simultaneous fiscal and monetary stimulus is very unusual. It will also be, in my opinion, highly powerful.

The major unknown going forward is how Americans will react to the outrage of September 11, both as investors and as consumers. In my experience (30-plus years and counting) tyrants who have attacked us and bears who have sold us short have had the advantage for, at best, a brief period of time. Over the long term, the ingenuity, resolve and unity of Americans have always prevailed, and indeed, have triumphed. There is no doubt in my mind that they will again.

In sum: I like what we own. I like our investment process. I like our prospects.

Sincerely,

/s/ K. Simon signature

                                  KENT SIMONS
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change.

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Genesis Fund Portfolio Commentary

In fiscal 2001, value outperformed growth by a wide margin in the large-cap, mid-cap, and small-cap market sectors. Interestingly, returns improved significantly moving down the market-capitalization spectrum: The large-cap Russell 1000 Value Index declined a modest 1.12%, the Russell Midcap Value Index posted a respectable 11.57% gain, and the small-cap Russell 2000 Value Index delivered a very attractive 18.04% return.

Why was value investing the most productive strategy this year? Because investors once again were focusing on fundamentals and valuations. In recent years, no one wanted to own reasonably valued "old economy" companies, when it seemed possible to get rich buying "new economy" companies with explosive growth potential. Many investors failed to anticipate that the capital markets could pull the rug out from under the technology sector. The ready availability of cheap money for tech oriented capital spending helped inflate the technology bubble. When the capital markets withdrew their support, the bubble burst, dragging the economy and the broad market down with it. Investors fleeing technology found safe harbor in "old economy" stocks whose strong balance sheets and cash flows give them the ability to grow their businesses without any help from Wall Street.

Why did small-cap value investing excel? Because small-cap value stocks had been virtually ignored in recent years and had become the cheapest of the cheap market sectors. On an operating basis, the majority of our portfolio companies had consistently lived up to our expectations. But, investors simply didn't seem to care. This year, investors learned to share our appreciation for financially strong, fundamentally sound small businesses, capable of financing their own growth. We believe real earnings and strong free cash flow should continue to be valuable assets in an unstable economic environment.

Although a few of the sectors in the portfolio --most notably consumer, healthcare and financial services -- performed better than others, we enjoyed positive returns from six of the seven sectors (including technology) in which we have significant exposure (more than a 2% allocation). The lone exception was energy -- primarily energy service

--------------------------------------------------------

Average Annual Total Return/1/

                    Investor      Trust     Advisor  Institutional   Russell
                   Class/3a/ Class/3a,5/ Class/3a,6/   Class/3b,8/ 2000(R)/2/
   1 Year             16.52%     16.50%      16.18%       16.87%    (11.63%)
   5 Year             15.40%     15.37%      15.15%       15.57%      8.44%
   10 Year            15.05%     15.10%      14.93%       15.14%     11.70%
   Life of Fund       14.29%     14.33%      14.20%       14.36%     11.13%
   Inception Date 09/27/1988 08/26/1993  04/02/1997   07/01/1999

Comparison of a $10,000 Investment

                                    [CHART]

  Investor Class Russell 2000
  1991 10,000      10,000
  1992 10,509      10,730
  1993 13,053      14,221
  1994 13,676      15,055
  1995 16,369      18,191
  1996 19,858      20,160
  1997 28,659      25,997
  1998 23,265      20,954
  1999 27,732      26,897
  2000 34,884      34,200
  2001 40,646      30,224

  Value as of 8/31/01

  Genesis Fund Investor Class      $40,646
  Russell 2000                     $30,224

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

companies, as well as a few exploration and production companies.

We have overweighted energy for several years; the group has alternated between being one of our best and worst performing sectors. This has been a function of sharp fluctuations in demand and energy pricing, in what has been a volatile economic environment. In this year's unusually weak economy, demand and prices have declined, putting pressure on our holdings. This is comparable to what happened in third-quarter 1998's Asian crisis. As soon as world economies recovered, the group snapped back, primarily because of constraints on energy supply. Over the longer term, we believe demand will continue to trend higher, as we can no longer count on "shut in" capacity (readily available in-ground reserves) to meet our needs. We are simply going to have to find more oil and gas and bring it to the surface. We believe this continues to translate into a favorable long-term investment outlook for oil services and exploration and production company stocks.

As we write, we are still recovering emotionally from the horrible terrorist attacks on America. Our offices are in mid-town Manhattan, far away from the World Trade Center. Thankfully, our people and facilities were never at risk. However, almost all of us lost friends and colleagues in the tight-knit New York financial services community.

At this stage it is extremely difficult to assess the extent of the economic damage inflicted by these terrible events. Short term, consumer confidence will probably be shaken and the economy could go into recession in the coming quarters. However, the Federal Reserve and other global monetary authorities have pledged to provide all the liquidity necessary to support the world economy and financial markets. We also anticipate substantial fiscal stimulus from the federal government, which recognizes that a strong economic base is essential during times of crisis. We can't forecast when the market will bottom or at what level. However, history has repeatedly shown that investors with the courage and patience to keep their heads during market crises are ultimately rewarded. One thing that did not change on September 11 was the logic supporting our investment philosophy. Over the long term, buying good small companies at opportunistic prices should continue to generate attractive returns.

Sincerely,

/s/ J. Vale signature
/s/ R. D'Alelio signature

                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Guardian Fund Portfolio Commentary

Following fiscal 2000's strong absolute and relative performance, the Guardian Fund retreated and underperformed its Russell 1000 Value Index benchmark in fiscal 2001, while it materially outperformed the S&P 500 Index. The portfolio's technology sector weighting explains the relative performance differential. On average, Guardian's tech weighting was roughly 65% of the S&P 500's, but almost triple the Russell 1000's technology component.

Why did value outperform growth this year? In large part, because investors were fleeing technology stocks. When the economy abruptly stalled in second-half 2000 (near the start of our 2001 fiscal year), consumer and capital spending for technology evaporated almost overnight. Technology companies, which had consistently exceeded consensus earnings projections in recent years, began reporting substantial shortfalls, and investors headed for the exits en masse. They found a relatively secure home in "old economy" companies with more predictable earnings and far more reasonable valuations.

Consumer cyclicals provided the best returns in our portfolio. Early in the year, we reasoned that the Federal Reserve's easing would focus investor attention on consumer stocks; as a result, we made some very profitable investments in companies such as Lear, Carnival Cruise and Gap, Inc. After a strong run, the group moved out of our value range and we took profits in most of our positions. Some high quality consumer cyclicals are now coming back into our buy range and we may rebuild positions in the year ahead.

Our healthcare investments -- a combination of pharmaceuticals, medical devices, and managed care companies including American Home Products, Abbot Labs, and Wellpoint Health Network -- also contributed to returns. We began increasing our commitment to healthcare last year. The group was attractive on a valuation basis, and we reasoned that healthcare companies' stable earnings characteristics would attract favorable investor attention when the economy began to slow. Looking ahead, we think well-managed healthcare companies are capable of achieving double-digit earnings growth even in a difficult economic environment and still represent good investment value.

--------------------------------------------------------
Average Annual Total Return/ 1/

                  Investor       Trust     Advisor  Russell 1000(R) S&P 500/2/
                     Class    Class/5/  Class/3a,6/        Value/2/
 1 Year            (13.36%)    (13.47%)    (13.74%)     (1.12%)      (24.38%)
 5 Year              7.15%       7.05%       6.46%      14.20%        13.33%
 10 Year            11.05%      10.99%      10.69%      14.60%        13.45%
 Life of Fund       12.34%      12.33%      12.27%         N/A        12.41%
 Inception Date 06/01/1950  08/03/1993  09/03/1996

Comparison of a $10,000 Investment

                                    [CHART]

          Investor Class         Russell 1000         S & P 500
1991          10,000               10,000               10,000
1992          11,388               11,004               10,791
1993          14,171               13,959               12,430
1994          15,463               14,359               13,108
1995          19,184               17,113               15,916
1996          20,194               20,114               18,895
1997          28,208               28,067               26,571
1998          22,342               29,159               28,724
1999          28,177               37,930               40,158
2000          32,922               39,505               46,708
2001          28,524               39,064               35,323

Value as of 8/31/01

Guardian Fund Investor Class            $19,822
Russell 1000 Value                      $12,164
S&P 500                                 $13,800

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001


As with most investors, technology was our "Achilles' heel" this year. Most of the damage was sustained in the first four months. In response to sky-high valuations, and the potential for a decline in capital spending following the Y2K bonanza and corporate America's rush to get on the Internet, we sold some of our biggest tech winners. We attempted to manage risk by building positions in personal computer based companies such as Apple Computer, Gateway, and SCI Systems -- among the fundamentally cheapest tech stocks available at the time. We failed to anticipate that personal computer and PC peripherals and software sales would fall so sharply when the economy came to a screeching halt in fourth quarter 2000 --traditionally the PC industry's strongest quarter. We significantly reduced and/or eliminated positions, but not before sustaining considerable performance damage. Over the balance of the fiscal year, our technology investments performed relatively well, with stocks including Microsoft and Seagate Technology posting good gains.

We now hold a significantly lower weighting in technology than in recent years, but we have not forsaken the industry. Technology is cyclical; tech stocks are volatile. But, this is still an industry with exceptional long-term growth characteristics and one that periodically allows us to buy great growth companies at true value prices. We were able to buy some terrific technology companies at bargain levels when the group was hit hard in third quarter 1998. These investments helped fuel the Fund's returns in fiscal 1999 and 2000. We may well see a similar window of opportunity in the year ahead.

As we write, they are still clearing the rubble at the World Trade Center and Pentagon, and we are awaiting America's response to these horrifying terrorist attacks. We expect this crisis will dampen short-term economic activity and throw an already fragile economy into recession. It will likely also raise the risk premium of stocks for the foreseeable future. We think much, if not all, of this bad news may already be discounted in stock prices. The length and depth of the current bear market is already approaching that of the last major bear market in 1973-74; we may be closer to a bottom than many anticipate. How vigorously the market will recover is unclear. We will continue to strive to identify the best companies trading at the most opportunistic prices; we remain confident this strategy will continue to reward long-term investors.

Sincerely,

/s/ K. Risen signature

/s/ Alan Rick White signature

                          KEVIN RISEN AND RICK WHITE
                             PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

International Fund Portfolio Commentary

In fiscal 2001, our MSCI-EAFE Index benchmark and the S&P 500 declined in tandem. The negative trends in the U.S. market, particularly the sharp drop in technology and telecommunications stock prices, were largely mirrored overseas.

Although by mid-year we had significantly reduced our exposure to more volatile sectors like technology and telecom, these holdings had a significantly adverse effect on portfolio performance. As of fiscal year-end, we had rebalanced the portfolio to emphasize companies in growth industries with more stable histories, such as financial services, and mid-cap companies with dominant positions in niche businesses that have been less economically sensitive.

The European Union is not yet one cohesive market. As a result, marked differences remain in the performance of the various national economies and stock markets. We continue to favor the smaller peripheral economies such as Ireland, Norway, and Spain, which have been key contributors to performance, particularly in the second half of this fiscal year. To a large degree, these economies have been unaffected by the problems of unemployment and overactive governments that have affected "core" European markets such as Germany and Italy.

Looking ahead, we expect the European and U.S. markets to eventually decouple. With the ongoing integration of Euro-zone markets, economic growth will increasingly be driven by local commercial activity, reducing dependence on the U.S. Also, accelerating corporate restructuring should enhance profitability. Now that the European Central Bank has firmly established its credentials as an inflation hawk, we believe it will institute much needed interest rate cuts. We expect this to help stabilize economic growth in the 2% to 2.5% range -- not spectacular by American standards, but strong enough in our opinion to give the equities markets a lift in the year ahead.

Although Germany is not currently one of our favorite markets, we have identified several niche opportunities there. We believe Techem, which makes heat meters, will benefit as energy consumption is increasingly monitored in individual

--------------------------------------------------------

Average Annual Total Return/1,9/

                          Investor  Trust Class/3b,5/ EAFE(R) Index/2/
                         Class/3a/
         1 Year            (25.71%)       (25.43%)            (24.08%)
         5 Year              5.83%          6.31%               2.84%
         Life of Fund        6.65%          6.99%               3.71%
         Inception Date 06/15/1994     06/29/1998

Comparison of a $10,000 Investment

                                    [CHART]

               Investor Class          EAFE Index
6/15/94          10,000                  10,000
8/31/94          10,460                  10,366
1995             10,732                  10,449
1996             11,991                  11,305
1997             14,954                  12,363
1998             14,104                  12,379
1999             17,079                  15,601
2000             21,422                  17,132
2001             15,915                  13,007

Value as of 8/31/01

International Fund Investor Class          $15,915
EAFE Index                                 $13,007

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

apartments rather than entire buildings. We also expect Wedeco, which makes ultraviolet-light based purification systems for waste water, will continue to grow along with the strong environmental movement in Germany. Both companies have dominant positions in their respective niches. These are the kinds of special situations we are focusing on throughout the Euro zone.

Among non-EU nations, we expect Norway, a major oil exporter, will continue to prosper. We hope to participate directly via our investment in energy services company Bergesen and indirectly through our investment in Union Bank of Norway, the country's second largest bank. The Irish market also performed relatively well and we are confident our investments in the leading Irish banks (Bank of Ireland, Anglo-Irish Bank and most recently, Allied Irish Bank), will continue to reward us. We have also invested in Ireland-based Kingspan and Grafton, construction and building-materials companies that we expect to benefit from increased public and private sector spending. We have a similar strategy in Spain, with investments in Banco Popular and construction companies Ferrovial and Dragados.

We remain underweighted in Japan, with a bias toward exporters and smaller companies serving the domestic market. We have hedged portfolio risk by shorting the yen, which we expect to grow weaker.

Japan's new prime minister, Junichiro Koizumi --according to polls, the country's most popular leader since World War II -- has a great opportunity to implement needed economic reforms. He has indicated his desire to push through painful legislation to address Japan's excessive government spending, corruption in the public and private sectors, "lifetime" job security, and Byzantine cross-ownership of corporations. If he is successful in achieving these goals, we believe the Japanese economy will begin to recover in upcoming years. We are looking to increase our allocation to Japan as these improvements take shape.

Two companies, Sanix and Aderans, illustrate the kind of Japanese investments we currently favor. Sanix is a termite-control company with an interesting sideline business of reinforcing homes against tornadoes. It should be a primary beneficiary of the construction permitting process about to be initiated in Japan. Aderans, the world's foremost manufacturer of wigs, should benefit from the aging of the Japanese population. Both companies are substantially owned and managed by entrepreneurial leaders that represent the new face of Japanese business.

As we write, just a week after the terrorist attacks in the U.S., the international community is rallying behind America. While the economic and financial impact of any response is unclear, it is our sincere hope that the world will join forces to stamp out global terrorism.

Sincerely,

/s/ V. Chang signature

/s/ B. Segal signature

                       VALERIE CHANG AND BENJAMIN SEGAL
                             PORTFOLIO CO-MANAGERS
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, interest rates and political conditions. The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Manhattan Fund Portfolio Commentary

Value outperformed growth across the market capitalization spectrum in fiscal 2001. The difference in performance is best explained by changing economic and market conditions. Exceptionally strong economic growth in 1999 and the first quarter of 2000 helped growth companies consistently exceed consensus earnings estimates. After a long series of Federal Reserve rate hikes finally induced a rather abrupt economic slowdown, earnings growth began declining and Wall Street was caught by surprise. The end result was a tremendous number of earnings disappointments in the first and second quarters of calendar 2001. This caused a stampede out of growth stocks and into perceived safe harbors in more defensive, slower growth sectors.

While this is certainly understandable, we would argue that in the process of seeking short-term safety and comfort, investors have sacrificed the long-term return potential of their portfolios. Today, in our opinion, many high quality mid-cap growth stocks are selling at extraordinarily attractive valuations while their slower growth "value" counterparts are rather richly priced. We believe this sets the stage for a reversal of fortune when the economy regains momentum.

Technology stocks were hit particularly hard in fiscal 2001. Wall Street analysts weren't the only folks overestimating tech earnings. Many company managers were also dumbfounded by how fast their markets were drying up, and didn't have much of a handle on the prospects for meeting their own sales and earnings targets. This resulted in a total lack of earnings visibility, further eroding investor confidence. Computer hardware companies were the first to feel the pinch, but software companies, which were thought to be less vulnerable to an economic downturn, also saw demand soften considerably. Communications technology companies saw demand evaporate as the financial markets pulled the plug on young telecommunications service providers, which had become some of their biggest customers, and the established telecommunications companies stopped spending for new equipment in response to the competition's demise.

Although more than 90% of our holdings met or beat consensus earnings estimates, portfolio companies that "missed their numbers" were se-

--------------------------------------------------------
Average Annual Total Return/1,9/

                       Investor       Trust     Advisor    Russell S&P 500/2/
                          Class  Class/3a,5/ Class/3b,6/ Midcap(R)
                                                         Growth/2/
   1 Year               (51.10%)    (51.16%)    (51.43%)  (45.04%)  (24.38%)
   5 Year                 9.29%       9.04%       8.53%     9.70%    13.33%
   10 Year               10.20%      10.07%       9.82%    11.71%    13.45%
   Life of Fund          14.77%      14.71%      14.60%       N/A    15.31%
   Inception Date 03/01/1979/4/  08/30/1993  09/03/1996

Comparison of a $10,000 Investment
                                    [CHART]

                Russell
     Investor   Midcap
      Class     Growth    S & P 500
1991  10,000    10,000     10,000
1992  10,474    10,676     10,791
1993  13,381    12,962     12,430
1994  13,848    13,660     13,108
1995  17,448    17,042     15,916
1996  16,941    19,056     18,895
1997  23,506    25,007     26,571
1998  20,916    22,137     28,724
1999  28,740    32,948     40,158
2000  54,000    55,082     46,708
2001  26,408    30,272     35,323

Value as of 8/31/01

Manhattan Fund Investor Class           $26,408
Russell Midcap Growth                   $30,272
S&P 500                                 $35,323

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

The risks involved in seeking capital appreciation from investments primarily in companies with mid- market capitalization are set forth in the prospectus and statement of additional information.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

verely punished. Also, many companies that met expectations warned that results in upcoming quarters would be lower. These stocks were hammered as well. Other portfolio companies were "guilty by association." They met or exceeded earnings expectations and expected to continue to do so, but happened to be in industries that investors were fleeing. Finally, as could be expected in this weak economy, our portfolio's growth rate slowed considerably. In calendar year 2000's second quarter (the last full calendar quarter in our 2000 fiscal year) portfolio earnings grew by an unprecedented 65%. At the end of calendar second quarter 2001, portfolio earnings growth had slowed to 15%. That's a relatively good showing in a normalized economy and especially good in this weak environment, but not good enough to support valuations that still reflected higher earnings growth rates from previous years.

There were some bright spots in the portfolio --generally companies in sectors including financials and consumer cyclicals that were able to sustain rapid earnings growth despite the slowing economy. Our exposure to technology had the most negative impact on absolute and relative returns and our bias toward communications technology, previously the most dynamic growth sector in the broad technology industry, did not work to our advantage. Consistent with our discipline, we sold holdings we believed were more vulnerable to future earnings disappointments as well as companies that missed their numbers. We believe that technology and the other sectors in which we invest are still dynamic growth industries and that they will continue to be the most productive sources of excellent long-term investment opportunities.

Looking ahead, economic and market uncertainty has been compounded by the terrorist attacks on America and concern over the magnitude and duration of a military response. As we write (in mid-September), we are diligently working to assess both the damage and the changed economic landscape created by the crisis. The importance of technology in our defense and security industries is well recognized. We believe this tragedy will focus additional attention on the critical role technology plays in backing up vital information systems and communications networks. These terrifying events have dented consumer confidence. But we believe that as time passes, the American consumer will start spending again and help right the economy.

In times like these, investors tend to expect the worst. Fortunately, the worst rarely happens. The Federal Reserve is responding quickly to the crisis and the Bush Administration is working with a cooperative Congress on a fiscal stimulus package as well. America will weather this storm and our resilient financial markets will too. This tragedy has changed our lives. It has not diminished our confidence in the equity markets or our faith that companies with superior long-term earnings growth and a record of living up to consensus earnings expectations will reward patient investors.

Sincerely,

/s/ J. Silver signature
/s/ B. Cobb signature

                     JENNIFER K. SILVER AND BROOKE A. COBB
                             PORTFOLIO CO-MANAGERS




The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Millennium Fund Portfolio Commentary

Although the Russell 2000 Index outperformed mid- and large-cap market indices in fiscal 2001, the small-cap stock market was extremely uneven, with value stocks excelling and growth stocks floundering. The Russell 2000 Value Index gained 18.04%, while our Russell 2000 Growth Index benchmark declined 34.94%.

The big disparity between growth and value investing performance is explained by the U.S. economy's stalling unexpectedly near the beginning of the fiscal year. Value investing usually does better in uncertain economic and market environments like this one. Also, the small-cap value sector had lagged badly over the last decade and had catching up to do. However, we are somewhat surprised that investors treated small-cap growth stocks so harshly. Yes, operating results were not nearly as impressive as they had been when the economy was firing on all cylinders. However, in general, small growth companies were doing relatively well on an operating basis in a difficult economic environment, and small-cap growth-stock valuations were more reasonable than valuations in other market capitalization ranges.

Technology was by far the hardest hit industry group across the market-capitalization spectrum. Virtually everyone underestimated the impact that a sharply slowing economy would have on information-technology spending. Demand for personal computers fell sharply. Demand for software products followed suit.

Communications-technology companies had even bigger problems. Upstart service providers, most notably Competitive Local Exchange Carriers (CLECs), were among telecom equipment manufacturers' biggest customers. The CLECs were financing their purchases of telecom equipment from capital raised in the stock and bond markets rather than from operating cash flow. When the financial markets closed their doors to telecom, these young companies started dropping like flies. With the elimination of this competition, established telecom companies stopped spending on new network equipment. This left major telecom equipment manufacturers with excess inventory and unpaid bills. Small communications technology companies that provided components and

--------------------------------------------------------
Average Annual Total Return/1/

                           Investor       Trust   Russell    Russell
                          Class/3a/  Class/3b,5/  2000(R)  2000(R)/2/
                                                 Growth/2/
          1 Year            (48.32%)    (48.45%) (34.94%)   (11.63%)
          Life of Fund       26.94%      26.82%    7.07%     11.88%
          Inception Date 10/20/1998  11/03/1998

Comparison of a $10,000 Investment

                                    [CHART]

              Investor Class         Russell 2000 Growth         Russell 2000
10/20/1998         10,000                  10,000                  10,000
2/28/1999          14,880                  12,127                  11,173
8/31/1999          19,480                  13,443                  12,281
2/29/2000          44,121                  22,321                  16,679
8/31/2000          38,352                  18,696                  15,615
2/28/2001          21,246                  13,225                  13,870
8/31/2001          19,822                  12,164                  13,800

Value as of 8/31/01

Millennium Fund Investor Class           $19,822
Russell 1000 Growth                      $12,164
Russell 2000                             $13,800

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

software to the telecom equipment giants saw demand for their products and services crater.

We were modestly overweighted in the tech sector, which penalized absolute and relative returns. Consistent with our discipline, we sold most of our communications technology holdings when operating results disappointed, but we didn't escape unscathed. Despite the severe tech decline, we have not abandoned the group. We believe companies in almost every industry will increase tech spending in the years ahead in order to continue lowering costs, and improving productivity. Small entrepreneurial companies have been responsible for many of the new technologies that have changed our world. We believe they will continue to develop innovative technologies and to provide selective, research oriented investors with exceptional long-term profit opportunities.

On the whole, our biotechnology investments also disappointed. The Food and Drug Administration (FDA) has been without a director for most of the year and the approval process for new drugs has slowed significantly. We believe there are lots of promising new drugs in our biotech holdings' pipelines that will make it to market and eventually generate explosive profit growth. Consequently, we remain committed to this sector of the healthcare group.

Where do we go from here? This difficult question has become even more difficult to answer following the terrorist attacks on America. As we write, we are still recovering from this terrible tragedy, but working diligently to assess its impact on an already fragile economy. We can identify industries such as the airlines and property & casualty insurers that will suffer immediate consequences of the attacks. We believe that defense stocks and companies offering security products and services will benefit. We think that technology companies, particularly those providing products for backing up critical information systems and communications networks, can also do well.

We are comforted by the resolve of the American people and the fact that the U.S. economy and stock market have survived numerous political and economic crises through the years. We know the Federal Reserve and global monetary authorities will provide the liquidity necessary to support the world economy, and that the Bush Administration and Congress understand that a strong economic base is essential to support governmental goals. Finally, we believe that investors who don't panic during times of crisis are rewarded for their courage and patience over the long term. Will the best long-term returns be achieved by investing in slower growth value stocks that have performed so well this year or investing in legitimate growth stocks that are now especially attractively priced relative to long-term growth prospects? We believe the second option will be more rewarding.

Sincerely,

/s/ M. Malouf signature

/s/ J. Silver signature

                     MICHAEL MALOUF AND JENNIFER K. SILVER
                             PORTFOLIO CO-MANAGERS


The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Partners Fund Portfolio Commentary

The Partners Fund retreated this year, underperforming its Russell 1000 Value Index benchmark. However, we feel we had relatively good performance in a bear market that saw the Standard & Poor's 500 decline 24.38%.

Consumer cyclicals provided the best returns in the portfolio, with discount electronics retailer Best Buy, cruise line Carnival Cruise, auto-parts manufacturer Lear Corp, and building-products company Masco all making our Top Ten performance list. Our healthcare holdings also posted solid gains, with Boston Scientific near the top of our performance chart. Within our modest weighting in basic materials, aluminum company Alcoa contributed to returns.

As could be expected, technology and telecommunications were the portfolio's weakest links, with stocks such as Computer Sciences, Gateway, Nextel Communications, and Motorola at the bottom of our performance barrel. We were invested in "value" technology, with a bias toward less economically sensitive businesses such as technology services and data processing. These stocks held up considerably better than personal computer, semiconductor and software stocks: on the whole, our tech investments declined 27.8%, compared to a 57.1% loss for the NASDAQ Composite Index, the leading tech-stock barometer. We have reduced significantly our telecom services weighting (now about 2% of portfolio assets) because of deteriorating balance sheets, the extremely poor pricing environment for legacy-voice services such as long distance, and disappointing demand for high speed data services.

Our energy investments, primarily energy services companies and natural gas oriented exploration and production companies, disappointed. When natural gas prices spiked to almost $10 per barrel last year, eroding gas's competitive advantage over oil, we observed some fuel switching and a modest decline in drilling activity. Now that natural gas is back down to around $2.30, we expect demand to improve and drilling activity to resume. This would be good news for portfolio holdings such as Transocean Sedco, Cooper Cameron, Halliburton and Schlumberger.

--------------------------------------------------------
Average Annual Total Return/1/

                       Investor       Trust     Advisor  Russell  S&P 500/2/
                          Class  Class/3a,5/ Class/3a,6/ 1000(R)
                                                         Value/2/
   1 Year                (9.68%)     (9.81%)    (10.12%) (1.12%)   (24.38%)
   5 Year                10.34%      10.23%       9.74%  14.20%     13.33%
   10 Year               12.75%      12.69%      12.45%  14.60%     13.45%
   Life of Fund          16.12%      16.09%      16.00%     N/A     14.93%
   Inception Date 01/20/1975/4/  08/30/1993  08/16/1996

Comparison of a $10,000 Investment

                                    [CHART]

         Investor Class            Russell 1000             S & P 500
1991         10,000                  10,000                  10,000
1992         10,850                  11,004                  10,791
1993         13,903                  13,959                  12,430
1994         14,676                  14,359                  13,108
1995         17,836                  17,113                  15,916
1996         20,308                  20,114                  18,895
1997         29,875                  28,067                  26,571
1998         26,880                  29,159                  28,724
1999         33,889                  37,930                  40,158
2000         36,774                  39,505                  46,708
2001         33,215                  39,064                  35,323

Value as of 8/31/01

Partners Fund Investor Class             $33,215
Russell 1000 Growth                      $39,064
S&P 500                                  $35,323

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001


Looking ahead, we feel relatively positive about technology. Many high quality technology stocks have been beaten down so severely that they now qualify in our view as outstanding bargains. Let me give you a few examples of some of the stocks we have been accumulating recently. (We are not recommending these stocks, but rather using them as illustrations of the kind of opportunities evolving in the tech sector.)

Scientific Atlanta is one of just two major domestic producers of set top converters (Motorola is the other) for the thriving cable television industry. The company currently serves 40% of all U.S. cable operators, and we expect its customer base to expand in the future as it makes inroads into foreign markets. In the past year, the stock dropped from about 75 into the mid-20s, at which point we started accumulating it. Scientific Atlanta has no debt and $5 in cash per share, which we believe will be used to buy back as much as 10% of its outstanding shares. We view Scientific Atlanta, trading at roughly 10 times next year's earnings projections, as a compelling tech bargain.

Waters Corporation manufactures high performance liquid chromatography and mass spectrometers -- equipment used by the major pharmaceuticals firms and leading biotechnology companies. The stock came down from its high of 90 to the mid-20s, when we started buying. We believe that Waters can grow annual earnings by 25% over the next several years, yet it trades at only 17 times 2002 earnings forecasts. We think that is a good value, particularly compared to biotechnology stocks, many of which may be years from booking any net profits. Waters is also debt-free, with a stellar record of growth and cash-flow generation.

As I write -- just a week after the terrorist attacks in the U.S. -- America and its allies have yet to respond militarily, the country's mood is grim, and the stock market has declined sharply. However, the Federal Reserve has pumped liquidity into the financial system and we expect other global monetary authorities to follow suit. In addition, the Bush Administration is working closely with a politically unified Congress to put together what we believe will be a substantial fiscal stimulus package for the economy. In my opinion, Fed rate cuts and fiscal stimulus are going to work, and the American economy will recover faster and more strongly than most anticipate. If this proves to be an accurate scenario, the Fund's pro-cyclical posture should significantly enhance future returns.

Sincerely,

/s/ B. Mullick signature

                                S. BASU MULLICK
                               PORTFOLIO MANAGER




The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Regency Fund Portfolio Commentary

Value continued to outperform growth in fiscal 2001. In our opinion, this is a triumph of fundamentals and valuations over the mindless momentum investing (buying stocks because they are going up in price) that generated such spectacular returns in 1999. When the rubber band of increasingly extended technology and telecom stock valuations finally snapped, investors sought shelter in "old economy" companies with more predictable earnings and fundamentally attractive valuations --the staples of value investors.

Although the Fund's returns this year were modest, we accomplished an important part of our mission: preserving capital in a difficult market environment. The rest of our job is to make sure the Fund participates when the market recovers. We believe the kind of stocks in which we seek to invest -- well managed companies with solid balance sheets, viable business models, decent if not spectacular growth prospects, and deeply discounted market valuations -- will continue to hold up well in down markets and produce respectable returns when the market is trending higher.

There is nothing wrong with responsible growth stock investing, and we have great respect for our growth-oriented colleagues at Neuberger Berman. In fact, over the longer term, we believe both growth and value investing will be rewarding. However, we believe that value investing can get you to your long-term financial destination with considerably less volatility and anxiety.

Consumer cyclicals was our best performing sector this year, with Autozone, Cendant and Lennar standing out. Cendant is a good example of one element of our investment strategy -- buying stocks unduly punished after experiencing what we believe to be non-recurring problems. Cendant is a holding company of real estate brokerage firms (Century 21, Coldwell Banker, and ERA) and hotel franchises (Ramada, Days Inn, and Travel Lodge). It also owns Avis, the auto rental company, and a large mortgage originating business. The stock got hammered due to an accounting fraud scandal that unraveled in 1998. Our research indicated that Cendant's businesses were in good shape and we correctly anticipated that once Chairman Henry Silverman cleaned house, the

--------------------------------------------------------

Average Annual Total Return/1/

                           Investor      Trust    Russell     Russell
                          Class/3b/ Class/3b,5/ Midcap(R) Midcap(R)/2/
                                                 Value/2/
          1 Year              4.81%      4.77%   11.57%     (12.97%)
          Life of Fund       15.68%     15.68%    5.51%       4.30%
          Inception Date 06/01/1999 06/10/1999

Comparison of a $10,000 Investment

                                    [CHART]

              Investor Class       Russell Midcap Value       Russell Midcap
6/1/1999           10,000                10,000                  10,000
8/31/1999           9,820                 9,520                   9,808
11/30/1999          9,790                 9,134                  10,196
2/29/2000          11,033                 8,449                  11,551
5/31/2000          11,868                 9,675                  11,326
8/31/2000          13,252                10,116                  12,635
11/30/2000         13,221                10,272                  11,159
2/28/2001          13,652                11,090                  11,459
5/31/2001          14,297                11,699                  11,885
8/31/2001          13,889                11,286                  10,996

Value as of 8/31/01

Rgency Fund Investor Class        $13,889
Russell Midcap Value              $11,286
Russell Midcap                    $10,996

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.
The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.
Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

stock would come back strong. We initiated our Cendant position in February this year and closed out the position in June.

Lear Corp, another consumer cyclical, and Waste Management, in the capital goods sector, were also excellent performers. Both these companies have many of the characteristics we look for. They are in good if somewhat dull businesses (trash hauling and auto parts), are exceptionally well managed, have strong balance sheets, and by any measurement (price/earnings ratios or enterprise value/free cash flow) were remarkably cheap when we purchased them.

Our financial service investments (primarily banks and life insurers) also performed well. As we anticipated, the Federal Reserve easing had a strongly positive impact on financial companies, which we were able to buy at bargain prices when the Fed was hiking rates in 1999-2000. M&T Bank and Dime Bancorp (taken over by Washington Mutual) made our Top Ten performance list. Life insurers benefit from the favorable impact of declining interest rates on their huge fixed-income portfolios. Metropolitan Life Insurance and John Hancock Financial Services also finished near the top of our performance list.

Energy was among our worst performing groups and one of the principal reasons we underperformed our Russell Midcap Value Index benchmark this year. We anticipated that oil and natural gas prices would come down from their peaks, but remain at levels that would continue to promote exploration and production activity. That is precisely what has happened, but as energy prices retreated, investors bailed out. We believe investors will come back as oil services company earnings continue to post good profits.

As could be expected, our technology investments performed poorly. We apply the same value standards to technology that we do to any other industry group. But, despite our commitment to "value tech," our technology holdings declined approximately 26% on the whole. Our value approach was validated by the fact that this decline is less than half the loss for the Nasdaq Composite Index, the leading barometer of tech stock performance. We are not giving up on technology. In fact, we expect to see a window of opportunity for value-oriented tech investors in the year ahead.

As we write, the stock market is in the process of digesting the economic implications of the terrorist attacks on America and the probable military response. During emotionally trying times like these, investors tend to expect the worst. Indeed, the resilience of the economy and stock market will be tested by this crisis. But, the Federal Reserve is doing the right thing by ensuring liquidity in the financial system and the federal government will be doing its part to stimulate the economy and support the markets. We believe a year from now, the picture will be considerably brighter.

Sincerely,

/s/ R. Gendelman signature

                               ROBERT GENDELMAN
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Socially Responsive Fund Portfolio Commentary

Throughout fiscal 2001, we experienced a one-step-forward, two-steps-back stock market. Short-lived rallies were generally prompted by Federal Reserve rate cuts, reflecting investors' belief that lower interest rates would eventually revive the economy and the market. Declines usually followed "earnings confession" season -- the periods preceding each calendar quarter when corporate America warned that earnings would come in below expectations. In essence, investors were willing to think long-term only until weak short-term fundamentals eroded their resolve. There were no safe harbors in this market, but valuation-sensitive investing with a keen focus on underlying business fundamentals enhanced performance relative to broad market indices.

The Socially Responsive Fund's net asset value declined during the fiscal year, but the Fund materially outperformed its Standard & Poor's 500 benchmark, while trailing the Russell 1000 Value Index. This relative performance disparity is largely explained by tech-sector exposure. The Fund had an average tech weighting of 12.2%, well below the S&P 500's 22.5%, but more than double that of the Russell 1000 Value's 5.3%.

Healthcare was our most productive sector for the fiscal year. We have taken profits in HMO
Wellpoint Health Network, one of this year's top performers. We have maintained our positions in other healthcare winners, such as UnitedHealth Group and Johnson & Johnson, which we believe still offer excellent long-term opportunity. Consumer stocks, most notably food retailer Albertsons and discount retailer Target Corp., buoyed portfolio performance. We continue to maintain positions in these two socially responsive companies, which we believe are fundamentally strong.

Our technology sector investments were the biggest drag on performance, with blue chips such as Intel, Hewlett Packard and Compaq Computer near the bottom of our performance list. This summer, we gave our tech portfolio a substantial makeover, replacing positions in businesses that looked increasingly vulnerable in a challenging corporate IT spending environment with new positions in companies that were performing well on an operating basis despite the dramatic slow-

--------------------------------------------------------

Average Annual Total Return/1/

                        Investor       Trust  Russell 1000(R) S&P 500/2/
                       Class/3a/  Class/3b,5/        Value/2/
       1 Year             (9.76%)    (10.05%)         (1.12%)  (24.38%)
       5 Year              9.58%       9.39%           14.20%   13.33%
       Life of Fund       11.49%      11.36%           14.54%   14.62%
       Inception Date 03/16/1994  03/03/1997

Comparison of a $10,000 Investment

                                    [CHART]

                Investor Class        Russell 1000 Value        S&P 500
  3/16/94           10,000                  10,000              10,000
  8/31/94           10,070                  10,128              10,276
  1995              11,865                  12,071              12,476
  1996              14,261                  14,188              14,812
  1997              18,818                  19,797              20,829
  1998              17,686                  20,568              22,517
  1999              24,245                  26,754              31,480
  2000              24,962                  27,866              36,615
  2001              22,527                  27,554              27,690

  Value as of 8/31/01

  Socially Responsive Fund Investor Class       $22,527
  Russell 1000 Growth                           $27,554
  S&P 500                                       $27,690

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

down in tech spending. New names include Dell Computer, which has the lowest cost structure in the personal computer business; Synopsys, which has a strong new product cycle in Electronic
Design Automation software used to design semiconductors; and National Instruments, a company we believe is in the process of revolutionizing the test and measurement business with its innovative personal computer based tools.

UnitedHealth Group is a holding that illustrates our value-oriented investment strategy and our commitment to socially responsive companies. (Be reminded this is not a recommendation and we may change our opinion on this stock if circumstances warrant it.) The company doesn't like to be called an HMO (Health Maintenance Organization). Instead, its mission statement notes that UnitedHealth Group is "an innovative leader in the health and well-being industry." Indeed, United is substantially different from a traditional HMO, with a much more diverse line of products and services and a leadership position in "evidence-based medicine" (the collection and storage of medical data on all its subscribers, which allows healthcare providers to more effectively serve their members). We also applaud UnitedHealth's industry leadership in getting out of the "denial" business: spending lots of money to reject claims rather than improve services. The company's actions were based on sound financial reasons, but the policy has very favorable social consequences. We believe UnitedHealth will continue to increase market share and grow revenues and earnings at an attractive rate over the next several years.

Looking ahead, an already cloudy short-term outlook for the economy and stock market has been further obscured by the horrifying terrorist attacks on America. As we write, we are numb with grief for the thousands of victims and their families. By the time you read this Annual Report, we will have already responded to the economic and market implications of this terrible tragedy. For now, we can only say that like the American people, the U.S. economy and stock market have always been resilient, weathering numerous political and economic crises. With our national leadership firmly committed to ending terrorism and the Federal Reserve promising to provide the liquidity necessary to re-invigorate the economy and equities market, we have faith America will weather this terrible tragedy as well.

An important management note: In June of 2001, Arthur Moretti became Portfolio Co-Manager of the Fund. Arthur shares our devotion to bottom-up stock selection and rigorous company research. His expertise in a variety of market sectors has helped us expand our investment universe and is reflected in several of the new additions to the portfolio.

Sincerely,

/s/ J. Prindle signature
/s/ A. Moretti signature

                      JANET W. PRINDLE AND ARTHUR MORETTI
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Technology Fund Portfolio Commentary

Over the past year, everything that could go wrong did go wrong for the technology industry and tech investors. The economy went from 5% GDP growth to virtually no growth within a matter of months. Consumers stopped buying computers, and capital spending on information technology declined faster and further than anyone anticipated. Concurrently, the communications capital-spending boom went bust, paralyzing what had been the single most dynamic sub-sector of the broad technology industry.

Why didn't anyone see any of this coming? Because of the speed of the economic downturn and a near-absolute reversal in business and investor psychology. After a long series of Federal Reserve rate hikes from 1999 to 2000, the economy kept barreling along. Then, rather than slowing gradually, the economy abruptly stalled in third quarter 2000 (near the beginning of our 2001 fiscal year). Corporate managers suddenly quit thinking about enhancing productivity and improving customer service by investing in information technology (IT), and they began worrying about the collapse of demand and the growth of inventories. Their previous interest in spending more on IT than the competition gave way to fear that if the competition was cutting back, "We had better cut back further." Demand for many technology products and services didn't just soften, it virtually evaporated. Technology industry leaders with highly respected management teams were assuring the investment community they would hit revenue and earnings targets and then, just weeks later, announcing substantial shortfalls. Investors, who were enamored of almost anything with a technology label in 1999, shunned anything remotely connected with tech.

Communications technology companies had to cope not only with a no-growth economy, but also a major shakeout in the telecommunications industry. In 1998 and 1999, the financial markets threw barrels of money at Competitive Local Exchange Carriers (CLECs), Data Local Exchange Carriers (DLECs -- the companies building high speed DSL networks for connecting to the Internet), independent wireless communications providers, and web-hosting companies (firms that provide Internet and other data network services

--------------------------------------------------------

Average Annual Total Return/1/

                        Investor       Trust  Russell 1000(R)  S&P 500/2/
                       Class/3b/   Class/3b/        Growth/2/
       1 Year            (70.24%)    (70.10%)         (45.32%)  (24.38%)
       Life of Fund      (53.24%)    (53.14%)         (33.14%)  (15.89%)
       Inception Date 05/01/2000  05/01/2000

Comparison of a $10,000 Investment

                                    [CHART]

                Investor Class          Russell 1000 Growth          S&P 500
  5/1/2000          10,000                   10,000                  10,000
  5/31/2000          8,700                    9,497                   9,795
  8/31/2000         12,160                   10,677                  10,493
  11/30/2000         7,010                    7,852                   9,117
  2/28/2001          5,253                    6,749                   8,622
  5/31/2001          4,542                    6,675                   8,762
  8/31/2001          3,619                    5,838                   7,935

  Value as of 8/31/01

  Technology Fund Investor Class           $3,619
  Russell 1000 Growth                      $5,838
  S&P 500                                  $7,935

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.
The risks involved in seeking capital appreciation from investments primarily in technology related companies and/or with small market capitalization are set forth in the prospectus and statement of additional information.
Please see Endnotes for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2001

for corporations). These young companies were drivers in the construction of networks to accommodate an anticipated boom in data traffic created by the Internet and private data networks. When initial demand fell short of lofty expectations, the financial markets reversed course and pulled the plug. As cash-flow casualties mounted, communi- cations technology companies lost some of their best customers. To compound the problem, with the competition on the ropes, established telecom companies like the Regional Bell Operating Companies also stopped spending on new networks. The bluest of communications technology blue chips -- outstanding companies in our portfolio such as Cisco, Juniper Networks, and Redback --got hammered.

Like technology company managers, tech investors were caught by surprise. In recent years, many had profited from buying technology stocks on dips. After tech stocks retreated in third quarter 1998's Asian/hedge fund crisis, they came roaring back, generating spectacular returns for investors who bought aggressively on the way down. This year, by the time investors recognized the extent of the problems facing the technology industry, short of going to cash, it was virtually impossible to get out of harm's way.

Over the course of the year, we reduced our exposure to communications technology, but not in time to avoid substantial losses. We scaled back our commitment to the specialty software sector, which we (and many industry analysts) had mistakenly believed would be less vulnerable to an economic contraction -- but again, not in time to escape significant damage. We added to positions in "safe technology," companies such as Microsoft, PeopleSoft, Peregrine, and Citrix, which are upgrading products for large installed user bases. The first three have declined, but only modestly, and Citrix has shown a slight gain.

As we write, we are coming to grips emotionally with the terrorist attacks on America and are diligently assessing the impact on the economy in general and the technology sector in particular. We strongly believe technology will prove essential, not only in enhancing our defense and security capabilities, but also in providing the necessary back-up for critical information systems and communications networks. Overall, we believe that technology spending would have recovered -- along with the economy -- without any additional factors. The crisis may in fact stimulate technology spending sooner rather than later. In addition, we believe the Federal Reserve's and federal government's response to this tragedy may hasten a broader-based economic and market recovery.

Sincerely,

/s/ J. Silver signature

                              JENNIFER K. SILVER
                       PORTFOLIO MANAGEMENT TEAM LEADER


The composition, industries and holdings of the Portfolio are subject to change. Technology Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the fund's total assets.

Endnotes

               1. ''Total Return'' includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on page 29 for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by NBMI.

                    a. Neuberger Berman Management Inc. previously absorbed or waived certain operating expenses.

                    b.   NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment adviser to these Funds.

               5. Performance prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Neuberger Berman Management caps the Trust Class expenses of all the funds. Absent this arrangement, the returns would be lower.

               6. Performance prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. In addition, Neuberger Berman Management caps the Advisor Class expenses of all the funds. Absent this arrangement, the returns would be lower. Please see the notes to the financial statements for specific information regarding which funds currently have a portion of their operating expenses absorbed by NBMI.

               7. Neuberger Berman Management Inc. first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001.

               8. Performance prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class. Also NBMI caps the Institutional Class expenses. Absent this arrangement, returns would be lower.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the fund because it may own fewer securities. The Fund's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Fund. Prior to November 1, 1991, the investment policies of Neuberger Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700.

                                                NEUBERGER BERMAN AUGUST 31, 2001

Glossary of Indices


                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S.stock markets' performance and includes a representative sample of leadingcompanies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R)Index (which measures the performance of the 3,000 largest
                                U.S.companies basedon total market
                                capitalization). The Russell 1000 Index
                                represents approximately92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 1000(R) Growth Index: Measures the performance of the Russell 1000(R)
                                companies with higher price-to-book ratios and higher forecasted growth values.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the
                                smallestcapitalization in the Russell 3000(R)
                                Index, representing approximately 8% of
                                theRussell 3000 total market capitalization.
                                The smallest company's marketcapitalization is roughly $147 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with
                                higherprice-to-book ratios and higher
                                forecasted growth values.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lowerprice-to-book ratios and lower forecasted growth values.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far
                                EastIndex. An unmanaged index of over 1,000 foreign stock prices. The index istranslated into U.S. dollars and includes reinvestment of all dividends and capitalgain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000 Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R)
                                Index(the 800 smallest companies in the Russell
                                1000 Index) companies with higherprice-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R)
                                Index(the 800 smallest companies in the Russell
                                1000 Index) companies with lower price-to-book ratios and lower forecasted growth values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Schedule of Investments Century Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  Pfizer Inc.      4.7
                             2  Tyco
                                International    4.0
                             3  Microsoft Corp.  3.9
                             4  General Electric 3.7
                             5  Intel Corp.      3.3
                             6  IBM              3.1

                             7  AOL Time
                                Warner           3.0
                             8  Amgen Inc.       2.5

                             9  Abbott
                                Laboratories     2.4

                            10  Forest
                                Laboratories     2.4


Number of Shares                      Market Value+
                                    (000's omitted)
Common Stocks (98.4%)
Capital Equipment (7.7%)
16,800 General Electric                 $   688
14,150 Tyco International                   735

                                        -------
                                          1,423
Communications Equipment (2.0%)
23,000 Cisco Systems                       375 *
Computer Related (2.0%)
 6,200 Electronic Data Systems              366
Consumer Cyclical--Leisure &
Consumer Service (2.0%)
 7,075 International Game
        Technology                         379 *
Energy (4.9%)
 3,700 Anadarko Petroleum                   192
10,450 Calpine Corp.                       345 *
 7,600 El Paso Corp.                        369

                                        -------
                                            906
Financial Services (10.5%)
 5,600 American International Group         438
 9,500 Citigroup Inc.                       435
 6,000 Freddie Mac                          377
 3,500 Goldman Sachs                        280
 4,400 Marsh & McLennan                     409

                                        -------
                                          1,939
Food & Beverage (5.7%)
 6,700 Anheuser-Busch                       288
11,300 Kraft Foods                          365
 8,400 PepsiCo, Inc.                        395

                                        -------
                                          1,048
Hardware (3.1%)
 5,800 IBM                                  580
Health Care (21.1%)
 8,900 Abbott Laboratories                  442
 7,300 American Home Products               409
 7,300 Amgen Inc.                          469 *
 2,900 Eli Lilly                            225
 6,000 Forest Laboratories                 438 *
 7,500 Genzyme Corp.                       425 *
 7,854 Johnson & Johnson                    414
22,625 Pfizer Inc.                          867
 6,000 Schering-Plough                      229

                                        -------
                                          3,918
Internet (5.6%)
14,850 AOL Time Warner                      555*
 4,275 eBay Inc.                           240 *
 5,800 VeriSign, Inc.                      238 *

                                        -------
                                          1,033

              Number of Shares                      Market Value+
                                                  (000's omitted)
              Media (3.5%)
                 5,164  Clear Channel
                         Communications               $  260 *
                 9,300  Viacom Inc. Class B              394 *

                                                      -------
                                                          654
              Retail (7.6%)
                 4,300  Best Buy                         254 *
                 8,700  Costco Wholesale                 326 *
                 9,300  Home Depot                        427
                11,700  Target Corp.                      405

                                                      -------
                                                        1,412
              Semiconductors (5.6%)
                 7,900  Broadcom Corp.                   254 *
                21,800  Intel Corp.                       610
                 5,700  PMC-Sierra                       175 *

                                                      -------
                                                        1,039
              Software (11.1%)
                 9,300  Citrix Systems                   306 *
                12,700  Microsoft Corp.                  725 *
                24,600  Oracle Corp.                     300 *
                 7,100  PeopleSoft, Inc.                 245 *
                11,300  Peregrine Systems                296 *
                 6,700  VERITAS Software                 192 *

                                                      -------
                                                        2,064
              Systems & Components (1.3%)
                13,200  Sanmina Corp.                    238 *
              Technology (4.7%)
                16,600  Cadence Design Systems           365 *
                 7,975  Intersil Corp.                   299 *
                 5,700  Micron Technology                214 *

                                                      -------
                                                          878
              Total Common Stocks
              (Cost $20,815)                           18,252

                                                      -------

              Principal Amount
              Short-Term Investments (1.9%)
              $355,454  Neuberger Berman
                         Institutional Cash Fund
                         Trust Class (Cost $356)          356/#/

                                                      -------
              Total Investments (100.3%)
              (Cost $21,171)                           18,608/##/
              Liabilities, less cash, receivables
               and other assets [(0.3%)]                  (60)

                                                      -------
              Total Net Assets (100.0%)               $18,548

                                                      -------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Fasciano Fund

                            Top Ten Equity Holdings

                                 Holding          %
                              1  Pulitzer Inc.  3.8
                              2  International
                                 Speedway       3.1
                              3  DENTSPLY
                                 International  3.1
                              4  SRI/Surgical
                                 Express        3.1
                              5  Zebra
                                 Technologies   3.0
                              6  Westwood One   3.0
                              7  Emmis
                                 Communications 3.0
                              8  G & K Services 2.9
                              9  Snap-on        2.8
                             10  K-V
                                 Pharmaceutical 2.7

             Number of Shares                      Market Value+
                                                 (000's omitted)
             Common Stocks (96.1%)
             Business Services (2.9%)
             212,400 G & K Services                 $  5,937
             Commercial Services (4.8%)
              25,000 ESCO Technologies                   675*
              30,000 FirstService Corp.                  693*
             100,000 Modine Manufacturing              2,867
              83,700 OM Group                          5,450

                                                    --------
                                                       9,685
             Communications (18.0%)
             120,000 Ackerley Group                    1,621
             250,000 Emmis Communications              5,995*
             150,000 Hearst-Argyle Television          3,048*
             250,000 Journal Register                  4,420*
             100,000 Lee Enterprises                   3,304
             100,000 McClatchy Newspapers              4,300
             146,500 Meredith Corp.                    4,769
             244,300 Penton Media                      3,078
             213,400 Westwood One                      6,082*

                                                    --------
                                                      36,617
             Consumer Products & Services (13.7%)
             150,000 Blyth Industries                  3,270
             200,000 Central Parking                   4,080/(S)/
             150,000 Plantronics, Inc.                 2,985*/(S)/
             100,000 ShopKo Stores                       907*
             224,900 Snap-on                           5,726
             130,000 Spartech Corp.                    2,964
             400,000 Steak n Shake                     3,980*
             100,000 Tootsie Roll Industries           3,954

                                                    --------
                                                      27,866
             Distributor (2.9%)
             100,000 Aviall Inc.                       1,020*
             200,000 MSC Industrial Direct             3,560*
              25,000 ScanSource, Inc.                  1,378*

                                                    --------
                                                       5,958
             Entertainment (3.9%)
             100,000 Championship Auto Racing
                      Teams                            1,512*
             155,500 International Speedway            6,358

                                                    --------
                                                       7,870
             Financial Services (10.4%)
              90,000 American Capital Strategies       2,540
              40,000 Corus Bankshares                  1,980
              50,000 Doral Financial                   1,648
             100,000 First Midwest Bancorp             3,354
             205,500 HCC Insurance Holdings            5,183
              75,000 ITLA Capital                      1,357*
              30,000 Strayer Education                 1,455/(S)/

            Number of Shares                       Market Value+
                                                 (000's omitted)
             20,000 W.P. Stewart & Co.               $    500
            100,000 Waddell & Reed Financial            3,138

                                                    ---------
                                                       21,155
            Health Care (0.5%)
             24,200 RehabCare Group                       981*
            Health Products & Services (17.4%)
            142,300 DENTSPLY International              6,349
            320,000 Hooper Holmes                       1,920
            177,800 K-V Pharmaceutical                  5,485*
            100,000 Landauer, Inc.                      3,050
            114,300 Patterson Dental                    3,919*
            158,800 SRI/Surgical Express                6,201*
            200,000 STERIS Corp.                        4,328*
            170,000 Young Innovations                   4,072*

                                                    ---------
                                                       35,324
            Machinery & Equipment (7.2%)
             10,000 Graco Inc.                            344
            100,000 IDEX Corp.                          3,580
             60,000 Kaydon Corp.                        1,413
            182,900 Manitowoc Co.                       5,240
             80,000 Regal-Beloit                        1,716
             50,000 Robbins & Myers                     1,419
             33,000 Stewart & Stevenson Services          906

                                                    ---------
                                                       14,618
            Publishing & Broadcasting (3.8%)
            154,500 Pulitzer Inc.                       7,648
            Technology (4.6%)
             50,000 Littelfuse, Inc.                    1,350*
             40,000 Merix Corp.                           771*/(S)/
             60,000 Methode Electronics Class A           518
             95,678 Stratos Lightwave                    550 *
            131,700 Zebra Technologies                  6,166*

                                                    ---------
                                                        9,355
            Telecommunications (0.4%)
             40,000 Andrew Corp.                          814*
            Transportation (4.6%)
             21,500 A.C.L.N. Ltd.                        967*(S)//
            120,000 C.H. Robinson Worldwide             3,731
            150,000 EGL, Inc.                           1,974*
            150,000 Midwest Express Holdings            2,764*

                                                    ---------
                                                        9,436
            Waste Management (1.0%)
             40,000 Stericycle, Inc.                    1,927*
            Total Common Stocks
            (Cost $161,349)                           195,191
                                                    ---------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund cont'd



              Principal Amount                      Market Value+
                                                  (000's omitted)
              Short-Term Investments (7.8%)
              $6,502,532 N&B Securities Lending
                          Quality Fund, LLC          $  6,503
               9,396,699 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                   9,396

                                                     --------
              Total Short-Term Investments
              (Cost $15,899)                           15,899/#/
                                                     --------
              Total Investments (103.9%)
              (Cost $177,248)                         211,090/##/
              Liabilities, less cash,
               receivables and other assets
               [(3.9%)]                                (7,829)

                                                     --------
              Total Net Assets (100.0%)              $203,261
                                                     --------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Focus Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  Citigroup Inc.   9.5

                             2  Capital One
                                Financial        9.0

                             3  J.P. Morgan
                                Chase            6.9
                             4  Tech Data        6.6

                             5  Furniture Brands
                                International    5.1

                             6  Morgan Stanley
                                Dean Witter      5.0

                             7  FleetBoston
                                Financial        4.8

                             8  Providian
                                Financial        4.4

                             9  International
                                Rectifier        4.2
                            10  TJX Cos.         4.1

            Number of Shares                    Market Value+//
                                                (000's omitted)
            Common Stocks (99.2%)
            Financial Services (49.7%)
            3,280,000 Capital One Financial        $  182,401
            4,244,500 Citigroup Inc.                  194,186
            2,675,000 FleetBoston Financial            98,520
            3,547,700 J.P. Morgan Chase               139,779
              650,000 Lehman Brothers
                        Holdings                       42,673
            1,080,000 Merrill Lynch                    55,728
            1,919,000 Morgan Stanley Dean
                        Witter                        102,379
            1,597,500 Nationwide Financial
                        Services                      72,047++//
            2,307,000 Providian Financial              90,111
            1,210,000 Stilwell Financial               34,606

                                                  -----------
                                                    1,012,430
            Health Care (2.6%)
              498,600 Wellpoint Health Networks       53,091 *
            Retail (16.4%)
              950,000 American Eagle Outfitters       24,462 *
            3,945,000 Furniture Brands
                        International               102,886 *++//
            1,790,000 Jones Apparel Group             57,101 *
              734,300 Neiman Marcus Group
                        Class B                       22,499 *
            1,785,000 Pacific Sunwear of
                        California                   29,363 *++//
            2,390,000 TJX Cos.                         83,889
            1,153,500 Tommy Hilfiger                  14,880 *

                                                  -----------
                                                      335,080
            Technology (30.5%)
            5,020,000 Amkor Technology                82,228 */(S)/
            1,715,000 Celestica Inc.                  62,426 *
            1,378,000 Cypress Semiconductor           29,779 *
            1,385,000 Flextronics International       30,387 *
            2,333,000 International Rectifier         86,274 */(S)/
            1,845,000 Jabil Circuit                   42,638 *
            2,110,000 Lattice Semiconductor           49,311 *
              700,000 Microchip Technology            24,983 *
            3,690,000 Rational Software               52,988 *
            1,900,000 Solectron Corp.                 25,840 *
            3,272,500 Tech Data                     133,845 *++//

                                                  -----------
                                                      620,699
            Total Common Stocks
            (Cost $1,494,991)                       2,021,300
                                                  -----------

              Principal Amount                   Market Value+//
                                                 (000's omitted)
              Short-Term Investments (4.8%)
              $84,120,415 N&B Securities Lending
                            Quality Fund, LLC      $   84,120
               13,928,428 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class            13,929

                                                   ----------
              Total Short-Term Investments
              (Cost $98,049)                           98,049/#/
                                                   ----------

              Total Investments (104.0%)
              (Cost $1,593,040)                     2,119,349/##/
              Liabilities, less cash,
               receivables and other assets
               [(4.0%)]                               (81,870)

                                                   ----------
              Total Net Assets (100.0%)            $2,037,479
                                                   ----------

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund


                            Top Ten Equity Holdings

                               Holding             %
                            1  AptarGroup Inc.   3.2
                            2  Church & Dwight   1.9

                            3  Alliant
                               Techsystems       1.9

                            4  DENTSPLY
                               International     1.9

                            5  Zebra
                               Technologies      1.8
                            6  Patterson Dental  1.8
                            7  Fair, Isaac & Co. 1.7
                            8  Mentor Corp.      1.7
                            9  Trigon Healthcare 1.6
                           10  M&T Bank          1.6

          Number of Shares                         Market Value+//
                                                   (000's omitted)
          Common Stocks (94.2%)
          Advertising (0.7%)
            678,700 R.H. Donnelley Corp.              $   20,361*
          Aerospace (1.6%)
          1,528,350 AAR Corp.                            26,073++//
            754,100 Aviall Inc.                           7,692 *
            248,750 Ducommun Inc.                         3,346 *
            329,700 Moog, Inc. Class A                   11,803 *

                                                     -----------
                                                          48,914
          Automotive (1.7%)
            954,100 Donaldson Co.                         28,480
            418,200 Gentex Corp.                          12,504*
            288,600 Lear Corp.                            10,459*

                                                     -----------
                                                          51,443
          Banking & Financial (10.5%)
            731,000 Astoria Financial                     43,129
          2,076,700 Banknorth Group                       45,688
          1,254,200 Colonial BancGroup                    16,932
            925,600 Cullen/Frost Bankers                  33,090
            462,900 East West Bancorp                     10,929
            683,400 M&T Bank                              49,649
            891,010 New York Community
                     Bancorp                              33,083/(S)/
            557,100 OceanFirst Financial                 14,429++//
          1,031,975 Sterling Bancshares                   22,714
            372,345 Texas Regional Bancshares             13,855
          1,093,800 Webster Financial                     35,570

                                                     -----------
                                                         319,068
          Building, Construction & Furnishing (2.3%)
            500,000 ABM Industries                        17,275
            423,300 Lincoln Electric Holdings              9,524
            700,100 Simpson Manufacturing                41,901*++//

                                                     -----------
                                                          68,700
          Business Services (0.5%)
            619,300 Harte-Hanks                           14,764
          Consumer Cyclicals (0.8%)
            885,700 Furniture Brands International        23,099*
          Consumer Products & Services (5.3%)
          1,261,900 Alberto-Culver Class A                45,428
          2,135,000 Church & Dwight                      58,157++//
            600,600 Matthews International                26,487
          1,577,800 Ruddick Corp.                         26,428
            475,500 The First Years                       5,202++//

                                                     -----------
                                                         161,702
          Defense (2.6%)
            546,050 Alliant Techsystems                  56,817*++//
            339,500 Newport News Shipbuilding             22,359

                                                     -----------
                                                          79,176
          Electronics (0.3%)
            370,200 Benchmark Electronics                  9,181*/(S)/

            Number of Shares                    Market Value+//
                                                (000's omitted)
            Energy (3.2%)
              420,000 Apache Corp.                 $   19,711
              717,300 Cabot Oil & Gas                  16,039
              798,290 Swift Energy                     18,528*
              909,500 Unit Corp.                       8,349 *
            2,347,950 XTO Energy                       33,106

                                                  -----------
                                                       95,733
            Financial Technology (1.7%)
              862,350 Fair, Isaac & Co.               52,603++//
            Health Care (12.5%)
              594,600 Datascope Corp.                  24,979
            1,255,400 DENTSPLY International           56,016
              309,600 Diagnostic Products              12,152
            1,105,800 Haemonetics Corp.                39,654*
              697,800 Henry Schein                     25,344*
            1,176,600 IDEXX Laboratories               28,462*/(S)/
            1,753,000 Mentor Corp.                    52,590++//
            1,603,600 Patterson Dental                 54,987*//
              599,000 Renal Care Group                 19,623*
              769,800 Trigon Healthcare                49,845*
              318,800 Universal Health Services
                       Class B                         15,079*

                                                  -----------
                                                      378,731
            Industrial & Commercial Products (9.4%)
              894,200 Brady Corp.                      32,728
              534,000 Crane Co.                        15,000
              743,900 Dal-Tile International           12,869*
            1,013,700 Dionex Corp.                     30,330*
              949,600 IDEX Corp.                       33,996
            1,483,600 Kaydon Corp.                     34,939
              435,000 Mohawk Industries                19,401*
              509,300 Mueller Industries               17,698*
              865,800 Roper Industries                 35,498
            2,679,200 Wallace Computer
                       Services                       45,145++//
              338,350 Woodhead Industries               5,518

                                                  -----------
                                                      283,122
            Insurance (8.4%)
              996,400 Annuity and Life Re              34,605
              967,500 Aon Corp.                        35,943
              603,600 Brown & Brown                    26,697
              677,900 Erie Indemnity                   24,500
              516,046 FBL Financial Group               9,753
            1,185,300 HCC Insurance Holdings           29,893
            1,271,686 Mutual Risk Management          13,429++//
              690,500 PartnerRe Ltd.                   34,076
              891,500 Scottish Annuity & Life
                       Holdings                       15,379++//
              816,700 W.R. Berkley                     31,116

                                                  -----------
                                                      255,391

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Genesis Fund cont'd


            Number of Shares                    Market Value+//
                                                (000's omitted)
            Intermediates (0.6%)
              898,700 Delta & Pine Land            $   18,154
            Lodging (0.2%)
              441,700 Prime Hospitality                5,071 *
            Machinery & Equipment (0.5%)
              612,120 Gardner Denver Machinery        13,803 *
            Office Equipment (1.2%)
            1,152,800 United Stationers               36,325 *
            Oil Services (4.9%)
              913,000 Cal Dive International           15,978*
            1,485,800 Global Industries                11,990*
              502,400 Nabors Industries                12,319*
            1,722,277 National-Oilwell                 26,764*
              803,400 Oceaneering International        15,666*
              776,600 Offshore Logistics               14,678*
              500,000 Oil States International         4,235 *
              621,200 Patterson-UTI Energy             8,728 *
              842,300 Pride International              11,034*/(S)/
              305,000 Smith International              14,152*
              882,700 Varco International              13,399*/(S)/

                                                  -----------
                                                      148,943
            Packing & Containers (3.2%)
            2,671,800 AptarGroup Inc.                 95,624++//
            Publishing & Broadcasting (1.5%)
              410,000 Mediacom Communications           7,085*/(S)/
              207,900 Meredith Corp.                    6,767
              922,600 Valassis Communications          32,678*

                                                  -----------
                                                       46,530
            Restaurants (4.7%)
              614,900 AFC Enterprises                  14,081*
              968,275 Brinker International            25,756*
            1,128,200 CEC Entertainment                42,477*
              638,900 IHOP Corp.                       17,186*
              945,900 Outback Steakhouse               27,668*
              858,000 Ruby Tuesday                     15,616

                                                  -----------
                                                      142,784
            Retailing (4.0%)
            1,470,900 Claire's Stores                  25,549
              813,500 Linens 'n Things                 21,151*
              451,900 Michaels Stores                  18,989*
              651,100 Payless ShoeSource               37,940*
              502,400 Whole Foods Market               17,679*/(S)/

                                                  -----------
                                                      121,308
            Technology (7.6%)
              847,500 Analysts International            4,255
              712,800 Black Box                        33,366*/(S)/
              336,300 CACI International              13,348 *

        Number of Shares                            Market Value+//
                                                    (000's omitted)
           2,165,000 CIBER, Inc.                       $  14,181 *
             814,700 Davox Corp.                          7,707 *++//
           1,780,600 Electronics for Imaging              36,431 *
             565,000 InterVoice-Brite                      6,390 *
           1,264,600 Keane, Inc.                          21,309 *
             409,000 Kronos Inc.                          19,959 *
             138,500 META Group                             332 *++//
             630,500 MICROS Systems                       17,906 *
           1,182,300 Zebra Technologies                   55,355 *

                                                      -----------
                                                          230,539
        Technology--Semiconductor (3.7%)
           1,288,600 Actel Corp.                         29,058 *++//
             175,000 Advanced Energy
                      Industries                           4,051 */(S)/
             685,600 Cognex Corp.                         18,978 *
             170,000 Electro Scientific
                      Industries                           4,760 *
           1,062,100 Lattice Semiconductor                24,821 *
             404,000 Novellus Systems                     17,901 *
             114,400 Power Integrations                    2,710 *
             474,500 RadiSys Corp.                         7,886 *
              92,000 SBS Technologies                      1,192 *

                                                      -----------
                                                          111,357
        Transportation (0.1%)
             213,600 Maritrans Inc.                         1,905
        Utilities, Electric & Gas (0.5%)
             907,050 Sierra Pacific Resources              15,375
        Total Common Stocks
        (Cost $2,303,978)                               2,849,706
                                                      -----------

        Principal Amount
        Short-Term Investments (8.6%)
        $ 77,472,617 N&B Securities Lending Quality
                      Fund, LLC                            77,473
         184,698,055 Neuberger Berman
                      Institutional Cash
                      Fund Trust Class                    184,698

                                                      -----------
        Total Short-Term Investments
        (Cost $262,171)                                   262,171/#/
                                                      -----------

        Total Investments (102.8%)
        (Cost $2,566,149)                               3,111,877/##/
        Liabilities, less cash,
         receivables and other assets
         [(2.8%)]                                         (86,084)

                                                      -----------

        Total Net Assets (100.0%)                      $3,025,793
                                                      -----------

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund


                            Top Ten Equity Holdings

    Holding            %
 1  Exxon Mobil      3.3
 2  Wells Fargo      3.2

 3  Wellpoint Health
    Networks         3.0
 4  Citigroup Inc.   2.8

 5  American Home
    Products         2.5

 6  J.P. Morgan
    Chase            2.4
 7  Chevron Corp.    2.4
 8  News Corp. ADR   2.3

 9  Verizon
    Communications   2.1
10  Kroger Co.       1.8

           Number of Shares                       Market Value+//
                                                      (000's omitted)
           Common Stocks (84.7%)
           Basic Materials (4.7%)
             592,700 Alcoa Inc.                   $      22,594/(S)/
             616,900 Dow Chemical                        21,628
             837,400 Georgia-Pacific                     30,599/(S)/
             478,500 Mead Corp.                          15,905
             536,600 Weyerhaeuser Co.                    30,452

                                                  -------------
                                                        121,178
           Capital Goods (1.5%)
              91,700 Burlington Northern Santa Fe         2,471
             124,700 Emerson Electric                     6,684
           1,191,400 SCI Systems                        29,189 *

                                                  -------------
                                                         38,344
           Communication Services (4.9%)
             279,700 Agere Systems                       1,427 */(S)/
           1,746,400 AT&T Corp.                          33,251
             211,094 AT&T Wireless Services              3,272 */(S)/
             880,000 SBC Communications                  36,001
           1,066,300 Verizon Communications              53,315

                                                  -------------
                                                        127,266
           Consumer Cyclicals (6.8%)
           1,314,300 Carnival Corp.                      41,111
             365,463 Costco Wholesale                   13,672 *
             190,400 Deere & Co.                          8,220
             654,400 Dover Corp.                         23,506
             199,500 duPont                               8,174
             450,600 Eastman Kodak                       20,128
             458,900 EchoStar Communications             12,923*/(S)/
             814,400 Lear Corp.                         29,514 *
             549,200 Masco Corp.                         14,180
             101,700 Walt Disney                          2,586

                                                  -------------
                                                        174,014
           Consumer Staples (7.5%)
             282,276 Clear Channel
                      Communications                    14,190 *
             486,000 Gillette Co.                        14,896
             486,119 Kimberly-Clark                      30,164
           1,742,700 Kroger Co.                         46,390 *
             434,900 PepsiCo, Inc.                       20,440
             880,100 Philip Morris                       41,717
             593,800 Viacom Inc. Class B                25,177 *

                                                  -------------
                                                        192,974
           Energy (11.9%)
             306,300 Amerada Hess                        23,803
             721,100 Burlington Resources                27,402
             671,800 Chevron Corp.                       60,966
             572,100 Cooper Cameron                     24,743 *
             483,300 Diamond Offshore Drilling           13,484/(S)/
             193,600 Dynegy Inc.                          8,164
           2,139,092 Exxon Mobil                         85,885

           Number of Shares                      Market Value+//
                                                     (000's omitted)
             444,700 Nabors Industries             $  10,904 *
             510,500 Noble Drilling                   13,886 *
             521,950 Royal Dutch Petroleum--NY
                      Shares                           29,558
             305,000 Transocean Sedco Forex             8,814

                                                   ----------
                                                      307,609
           Financial Services (21.7%)
             407,100 Ambac Financial Group             24,100
             161,400 American International
                      Group                            12,621
             651,700 Bank of America                   40,079
           1,570,364 Citigroup Inc.                    71,844
           1,232,900 Equity Office Properties
                      Trust                            39,564
             751,500 First Union Corp.                 25,867
             484,000 Freddie Mac                       30,434
             347,900 Household International           20,561
           1,556,100 J.P. Morgan Chase                 61,310
             381,400 Lehman Brothers Holdings          25,039
             299,500 MBIA, Inc.                        16,176
           1,111,300 MetLife, Inc.                     33,895
             355,400 Morgan Stanley Dean
                      Witter                           18,961
             352,800 U.S. Bancorp                       8,552
             411,500 USA Education                     32,595++/++/
             365,000 Washington Mutual                 13,666
           1,813,800 Wells Fargo                       83,453

                                                   ----------
                                                      558,717
           Health Care (13.6%)
             824,200 Abbott Laboratories               40,963
           1,137,400 American Home Products            63,694
           1,186,800 Becton, Dickinson & Co.           42,642
             669,900 Bristol-Myers Squibb              37,608
             252,800 Merck & Co.                       16,457
             792,400 Pharmacia Corp.                   31,379
           1,068,595 Schering-Plough                   40,746
             726,700 Wellpoint Health Networks         77,379*

                                                   ----------
                                                      350,868
           Insurance (0.6%)
             231,200 Chubb Corp.                       15,606
           Technology (8.6%)
           1,087,400 Cadence Design Systems            23,901*
             894,200 Corning Inc.                      10,739
             378,200 First Data                        24,904
              22,290 General Motors Class H              416 *
             334,600 IBM                               33,460
             541,000 Intel Corp.                       15,126
             342,400 Lexmark International Group       17,822*++/++/
           1,197,800 Lucent Technologies                8,169/(S)/
             434,300 Micron Technology                 16,334*
             620,400 Microsoft Corp.                   35,394*

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Guardian Fund cont'd


           Number of Shares                          Market Value+//
                                                      (000's omitted)
                861,700 Motorola, Inc.                 $   14,994
                552,700 Rational Software                   7,937*
              1,199,400 Sun Microsystems                  13,733 *

                                                       ----------
                                                          222,929
           Utilities (2.9%)
                347,200 El Paso Corp.                      16,870
                899,429 Mirant Corp.                      25,769 *
                949,500 The Williams Cos.                  30,906

                                                       ----------
                                                           73,545
           Total Common Stocks
           (Cost $1,983,039)                            2,183,050

                                                       ----------
           Preferred Stocks (2.3%)
              2,111,200 News Corp. ADR
                         (Cost $60,398)                    58,586

                                                       ----------

           Principal Amount
           U.S. Treasury Securities (0.4%)
           $ 11,500,000 U.S. Treasury Bills, 3.41% &
                         3.44%, due 9/20/01
                         (Cost $11,479)                    11,479/#/

                                                       ----------
           U.S. Government Agency Securities (0.4%)
              1,500,000 Freddie Mac, Discount
                         Notes, 3.50%,
                         due 9/13/01                        1,498
             10,000,000 Freddie Mac, Discount
                         Notes, 3.54%,
                         due 9/27/01                        9,975

                                                       ----------
           Total U.S. Government Agency Securities
           (Cost $11,473)                                  11,473/#/

                                                       ----------
           Short-Term Investments (13.2%)
             32,662,211 N&B Securities Lending
                         Quality Fund, LLC                 32,662
           306,775,160  Neuberger Berman
                         Institutional Cash
                         Fund Trust Class                 306,775

                                                       ----------
           Total Short-Term Investments
           (Cost $339,437)                                339,437/#/

                                                       ----------
           Total Investments (101.0%)
           (Cost $2,405,826)                            2,604,025/##/
           Liabilities, less cash, receivables
            and other assets [(1.0%)]                     (25,026)

                                                       ----------
           Total Net Assets (100.0%)                   $2,578,999

                                                       ----------

See Notes to Schedule of Investments

Schedule of Investments International Fund


      Top Ten Equity Holdings

      Holding                       Country        Industry             %
       1 Petro-Canada               Canada         Energy              2.7
       2 Diageo PLC                 United Kingdom Beverages           2.4
       3 Banco Popular Espanol      Spain          Banking             2.3
       4 BAA PLC                    United Kingdom Transportation      2.3
       5 ENI SpA                    Italy          Energy              2.2
       6 Takeda Chemical Industries Japan          Pharmaceutical      2.2
       7 CNP Assurances             France         Insurance           2.2
       8 Anglo Irish Bank           Ireland        Banking & Financial 2.0
       9 TotalFinaElf SA ADR        France         Energy              1.9
      10 Techem AG                  Germany        Utilities           1.8


            Number of Shares                    Market Value+//
                                              (000's omitted)
            Common Stocks (86.7%)
            Australia (2.0%)
               97,721 Australia & New Zealand
                       Banking Group           $            870
            1,942,470 M.I.M. Holdings                     1,096

                                              ----------------
                                                          1,966
            Belgium (0.6%)
               15,305 UCB SA                                650
            Canada (3.9%)
              105,570 Petro-Canada                        2,659
               44,825 Suncor Energy                       1,248/(S)/

                                              ----------------
                                                          3,907
            Denmark (1.8%)
               22,150 Novo Nordisk, B Shares                925
               12,710 Vestas Wind Systems                   383
               17,895 William Demant                       481 *

                                              ----------------
                                                          1,789
            Finland (1.5%)
               34,010 Nokia Oyj ADR                         536
               38,325 Vaisala Oyj, A Shares                 923

                                              ----------------
                                                          1,459
            France (9.2%)
               66,085 CNP Assurances                      2,223
               16,860 Coflexip SA ADR                    1,430(S)//
               44,400 GrandVision SA                        750

           Number of Shares                      Market Value+//
                                                (000's omitted)
              72,860 Pinguely-Haulotte          $            968
              25,151 Sodexho Alliance                      1,212
              26,070 TotalFinaElf SA ADR                  1,925 /(S)/
              13,084 Vivendi Universal                       716

                                                ----------------
                                                           9,224
           Germany (4.8%)
              13,790 AMB Aachener & Muenchener
                      Beteiligungs                       1,458//
              11,165 DePfa Bank                              841
              74,600 Techem AG                            1,804 *//
              22,231 Wedeco AG Water Technology             706 *

                                                ----------------
                                                           4,809
           Hong Kong (1.7%)
           2,138,000 Texwinca Holdings                       761
             272,000 Wing Hang Bank                          936

                                                ----------------
                                                           1,697
           Hungary (0.8%)
              13,510 Gedeon Richter GDR                      789
           Ireland (5.2%)
             107,235 Allied Irish Banks                    1,212
             537,910 Anglo Irish Bank                      2,010
              80,745 Bank of Ireland                         770
             209,400 Grafton Group                          603 *
             242,300 Kingspan Group                          656

                                                ----------------
                                                           5,251

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments International Fund cont'd


              Number of Shares                     Market Value+//
                                                  (000's omitted)
              Israel (1.0%)
              423,905 Bank Hapoalim               $            965
              Italy (4.0%)
              157,000 Alleanza Assicurazioni                 1,257
              170,050 ENI SpA                                2,257
               90,000 TIM SpA                                  465

                                                  ----------------
                                                             3,979
              Japan (14.9%)
               14,000 ADERANS Co.                              483
               11,700 Aiful Corp.                            1,058
               10,500 Drake Beam Morin-Japan                 1,043
               10,700 Fast Retailing                         1,352
              115,000 Konica Corp.                             684
                  120 Mitsubishi Tokyo Financial
                       Group                                 1,021
               96,000 Mitsui Fudosan                         1,079
               40,000 Nippon Electric Glass                    422
                   82 NTT Corp.                                373
                   39 NTT DoCoMo                               480
               53,000 Olympus Optical                          754
                7,400 Promise Co.                              580
               16,100 Sanix Inc.                               963
                5,020 Shohkoh Fund & Co.                       600
               12,800 Sony Corp.                               570
               54,000 Takeda Chemical Industries             2,224
               16,000 Tokyo Denpa                              224
              167,000 Tokyu Corp.                              977

                                                  ----------------
                                                            14,887
              Netherlands (4.9%)
               28,320 Heineken NV                            1,188
               25,010 ING Groep                                790
               14,680 Koninklijke Numico                       485
               18,020 Royal Dutch Petroleum--NY
                       Shares                                1,021
               54,415 Vedior NV                                670
               36,130 Wolters Kluwer                           772

                                                  ----------------
                                                             4,926
              Norway (3.2%)
               58,715 Bergesen d.y. ASA, A Shares            1,123
               44,250 Frontline Ltd.                           612
               48,860 Gjensidige NOR Sparebank               1,456

                                                  ----------------
                                                             3,191
              Singapore (2.3%)
              193,304 Datacraft Asia                           692
              139,000 United Overseas Bank                     894
              112,000 Venture Manufacturing                    746

                                                  ----------------
                                                             2,332

          Number of Shares                       Market Value+//
                                                (000's omitted)
          Spain (8.8%)
           62,100 Banco Bilbao Vizcaya
                   Argentaria                   $            802
           63,595 Banco Popular Espanol                    2,333
           87,630 Banco Santander Central
                   Hispano                                   799
           51,150 Centros Comerciales Carrefour              669
           79,015 Grupo Dragados                           1,106
           94,640 Grupo Ferrovial                          1,605
           43,577 Telefonica SA ADR                        1,536(S)

                                                ----------------
                                                           8,850
          Sweden (1.1%)
           66,955 LGP Telecom Holding                        430
           47,800 Svenska Handelsbanken, A
                   Shares                                    686

                                                ----------------
                                                           1,116
          Switzerland (2.1%)
              658 Disetronic Holding                         457
            6,175 Kaba Holding, B Shares                   1,073
              181 Phonak Holding                             521

                                                ----------------
                                                           2,051
          United Kingdom (12.9%)
          245,185 BAA PLC                                  2,284
          200,221 BP Amoco                                 1,699
           16,810 Cable & Wireless ADR                      250 /(S)/
          238,000 Diageo PLC                               2,401
           34,935 GlaxoSmithKline PLC                        927
          381,684 Hays PLC                                   898
          162,285 Lloyds TSB Group                         1,674
           23,297 Prudential PLC                             294
          348,210 RPS Group                                  784
          830,164 Vodafone Group                           1,657

                                                ----------------
                                                          12,868
          Total Common Stocks
          (Cost $92,417)                                  86,706
                                                ----------------
          Preferred Stocks (1.2%)
            8,870 Fresenius Medical Care,
                   Germany                                   500
           69,725 ProSieben Media, Germany                   761

                                                ----------------
          Total Preferred Stocks
          (Cost $2,086)                                    1,261
                                                ----------------

See Notes to Schedule of Investments

Schedule of Investments International Fund cont'd


         Principal Amount                            Market Value+//
                                                    (000's omitted)
         U.S. Government Agency Securities (0.2%)
         $   200,000 Freddie Mac, Discount Notes,
                      3.64%, due 9/13/01
                      (Cost $200)                   $           200 /#/

                                                    ----------------
         Short-Term Investments (18.3%)
           6,124,091 N&B Securities Lending Quality
                      Fund, LLC                                6,124
          12,156,182 Neuberger Berman Institutional
                      Cash Fund Trust Class                   12,156

                                                    ----------------

         Total Short-Term Investments
         (Cost $18,280)                                       18,280/#/
                                                    ----------------

            Principal Amount                     Market Value+//
                                                (000's omitted)

            Total Investments (106.4%)
            (Cost $112,983)                      $      106,447/ ##/
            Liabilities, less cash, receivables
            and other assets [(6.4%)]                     (6,413)

                                                ----------------
            Total Net Assets (100.0%)           $        100,034
                                                ----------------

Summary Schedule of Investments by Industry International Fund

                              Market Value+  Percentage of
Industry                     (000's omitted)  Net Assets
--------                     --------------- -------------
Energy                          $ 12,239         12.2%
Other Assets--Net                 11,867         11.9%
Banking                            9,982         10.0%
Capital Goods                      7,361          7.4%
Banking & Financial                7,286          7.3%
Pharmaceutical                     5,514          5.5%
Insurance                          5,233          5.2%
Transportation                     4,996          5.0%
Commercial Services                4,335          4.3%
Beverages                          3,590          3.6%
Retailing                          3,373          3.4%
Utilities                          3,294          3.3%
Finance                            3,028          3.0%
Health Products & Services         2,713          2.7%
Telecommunications--Wireless       2,602          2.6%
Technology--Hardware               2,404          2.4%
Telecommunications                 2,159          2.2%
Media                              1,533          1.5%
Consumer Durables                  1,254          1.2%
Restaurants                        1,212          1.2%
Basic Materials                    1,096          1.1%
Real Estate                        1,079          1.1%
Media & Entertainment                716          0.7%
Consumer Staples                     485          0.5%
Consumer Products & Services         483          0.5%
U.S. Government Obligations          200          0.2%
                                --------        ------
Total Net Assets                $100,034        100.0%
                                --------        ------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Manhattan Fund


                            Top Ten Equity Holdings

                                Holding           %
                             1  Intersil Corp.  3.0

                             2  IDEC
                                Pharmaceuticals 2.6

                             3  Orion Power
                                Holdings        2.3
                             4  Genzyme Corp.   2.2

                             5  Quest
                                Diagnostics     2.0
                             6  Westwood One    2.0
                             7  IVAX Corp.      2.0

                             8  Forest
                                Laboratories    2.0
                             9  Citrix Systems  1.9

                            10  Weatherford
                                International   1.9

            Number of Shares                      Market Value+//
                                                  (000's omitted)
            Common Stocks (95.4%)
            Business Services - IT Business Services
            (5.7%)
             21,400 Affiliated Computer
                     Services                        $  1,750*
            148,700 Concord EFS                        7,802 *
             59,700 Macrovision Corp.                  2,604 *
            151,600 SEI Investments                     6,222
            286,700 SunGard Data Systems               6,780 *
            141,400 TMP Worldwide                      6,342 */(S)/

                                                     --------
                                                       31,500
            Capital Equipment (0.9%)
             72,100 American Standard                  5,036 *
            Communications (0.3%)
             42,700 Triton PCS Holdings                1,520 */(S)/
            Communications Equipment (0.9%)
             72,400 L-3 Communications Holdings        4,858 *
            Computers & Systems (2.7%)
            344,700 Flextronics International          7,563 *
            415,800 Sanmina Corp.                      7,488 *

                                                     --------
                                                       15,051
            Consumer Cyclicals (0.8%)
            103,800 Sabre Holdings                     4,378 *
            Consumer Cyclical - Leisure &
            Consumer Service (3.4%)
            145,950 Apollo Group                       5,746 *
            142,700 International Game Technology      7,637 *
            133,400 Stanley Works                       5,588

                                                     --------
                                                       18,971
            Energy (9.5%)
            162,900 Calpine Corp.                      5,379 *
            154,900 EOG Resources                       4,898
            529,900 Orion Power Holdings              12,638 *
             97,190 Reliant Resources                  1,913 *
            502,200 Rowan Cos.                         7,809 *
            246,600 Talisman Energy                     9,452
            307,900 Weatherford International          10,244

                                                     --------
                                                       52,333
            Finance (5.2%)
            133,600 Affiliated Managers Group          9,472 *
            109,600 Countrywide Credit Industries       4,549
            145,300 Legg Mason                          6,496
            123,700 T. Rowe Price Group                 4,625
            120,200 Waddell & Reed Financial            3,772

                                                     --------
                                                       28,914
            Food & Beverage (1.2%)
            152,300 Pepsi Bottling Group                6,724

             Number of Shares                    Market Value+//
                                                 (000's omitted)
             Health Care (25.9%)
             101,400 Andrx Group                     $  7,127*
             187,300 Express Scripts                  10,021 *
             148,900 Forest Laboratories              10,871 *
             213,800 Genzyme Corp.                    12,110 *
             112,100 Guidant Corp.                     4,049 *
             447,600 HEALTHSOUTH Corp.                 8,093 *
             134,800 Human Genome Sciences             6,050 */(S)/
             237,900 IDEC Pharmaceuticals              14,100*/(S)/
             174,700 ImClone Systems                   8,980 */(S)/
             169,400 IMS Health                         4,509
             324,375 IVAX Corp.                       10,919 *
             101,000 Laboratory Corporation of
                      America Holdings                  7,868*
             223,000 MedImmune, Inc.                   8,953 *
             267,600 Millennium Pharmaceuticals        7,359 *
             178,600 Quest Diagnostics                11,189 *
             105,000 Shire Pharmaceuticals Group
                      ADR                               4,559*/(S)/
             124,400 Universal Health Services
                     Class B                            5,884*

                                                    ---------
                                                      142,641
             Instruments (1.4%)
             344,200 Thermo Electron                    7,459
             Insurance (1.7%)
             114,300 XL Capital                         9,487
             Internet (2.5%)
             168,000 Intuit Inc.                       6,347 *
             179,800 VeriSign, Inc.                    7,381 *

                                                    ---------
                                                       13,728
             Media (4.5%)
             422,700 Charter Communications            8,538 */(S)/
             161,100 Univision Communications          4,806 *
             392,600 Westwood One                     11,189 *

                                                    ---------
                                                       24,533
             Oil & Gas (0.9%)
             367,050 XTO Energy                         5,175
             Retail (8.0%)
             265,700 Abercrombie & Fitch               8,061 *
             102,700 Avon Products                    4,738//
             127,100 Best Buy                          7,496 *
              89,100 BJ's Wholesale Club               4,366 *
             209,600 Starbucks Corp.                   3,536 *
             261,200 Talbots, Inc.                      9,696(S)
             264,500 Toys "R" Us                       6,329 *

                                                    ---------
                                                       44,222

See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund cont'd



            Number of Shares                      Market Value+//
                                                  (000's omitted)
            Semiconductors (10.2%)
                181,200 Broadcom Corp.               $  5,826*
                166,300 Integrated Device
                         Technology                    5,170 *
                433,700 Intersil Corp.                 16,277*/(S)/
                122,300 KLA-Tencor                     6,010 *
                119,300 Maxim Integrated Products      5,513 *
                119,600 Novellus Systems               5,299 */(S)/
                126,400 PMC-Sierra                     3,887 *
                210,000 Xilinx Inc.                    8,198 *

                                                     --------
                                                       56,180
            Software (5.8%)
                322,100 Citrix Systems                 10,613*/(S)/
                 49,800 Electronic Arts                2,874 *
                 73,400 PeopleSoft, Inc.               2,531 *
                377,800 Peregrine Systems              9,891 *
                435,200 Rational Software              6,249 *

                                                     --------
                                                       32,158
            Technology (2.5%)
                454,300 Cadence Design
                         Systems                       9,986 *
                107,600 Teradyne, Inc.                 3,527 *

                                                     --------
                                                       13,513
            Telecommunications (1.4%)
                169,500 ONI Systems                    2,356 */(S)/
                368,000 Sonus Networks                 5,436 *

                                                     --------
                                                        7,792

            Total Common Stocks
            (Cost $533,184)                           526,173
                                                     --------

            Principal Amount
            Short-Term Investments (15.7%)
            $64,489,480 N&B Securities Lending
                         Quality Fund, LLC             64,490
             22,304,117 Neuberger Berman
                         Institutional Cash Fund
                         Trust Class                   22,304

                                                     --------

            Total Short-Term Investments
            (Cost $86,794)                             86,794/#/
                                                     --------

            Total Investments (111.1%)
            (Cost $619,978)                           612,967/##/
            Liabilities, less cash, receivables
             and other assets [(11.1%)]               (61,474)

                                                     --------
            Total Net Assets (100.0%)                $551,493
                                                     --------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Millennium Fund


                            Top Ten Equity Holdings

    Holding             %

 1  MemberWorks
    Inc.              5.3
 2  A.C.L.N. Ltd.     3.1

 3  Artisan
    Components        2.6
 4  Coinstar, Inc.    2.4
 5  Orion Power
    Holdings          2.4
 6  RailAmerica, Inc. 2.0

 7  Boston Private
    Financial
    Holdings          2.0

 8  HCC Insurance
    Holdings          2.0

 9  Alliance Data
    Systems           2.0
10  Websense, Inc.    1.9


Number of Shares                      Market Value+//
                                      (000's omitted)
Common Stocks (95.3%)
Business Services (16.6%)
 52,600 Alliance Gaming                  $  1,037*/(S)/
110,000 Boron, LePore & Associates         1,624 *
 83,400 Cal Dive International             1,459 *
129,400 Coinstar, Inc.                     3,041 *
138,200 Crown Media Holdings               2,224 *
 31,300 InterCept Group                    1,227 *
 44,950 Iron Mountain                      1,917 *
269,800 MemberWorks Inc.                   6,737 */(S)/
 59,800 National-Oilwell                     929 *
209,400 Provell, Inc.                        701 *

                                         --------
                                           20,896
Consumer Cyclical--Consumer Media (2.2%)
 32,400 Emmis Communications                 777 *
149,400 Oakley, Inc.                       2,039 *

                                         --------
                                            2,816
Energy (3.1%)
 32,600 Hanover Compressor                   823 *
127,500 Orion Power Holdings               3,041 *

                                         --------
                                            3,864
Financial Services (8.9%)
 20,200 Affiliated Managers Group          1,432 *
162,600 Alliance Data Systems              2,480 *
 83,400 Arthur J. Gallagher                 2,211
117,500 Boston Private Financial
         Holdings                           2,514
 99,600 HCC Insurance Holdings              2,512

                                         --------
                                           11,149
Health Care (11.7%)
 62,200 Cell Therapeutics                  1,886 */(S)/
 35,600 Cephalon, Inc.                     2,108 *
 41,400 Cubist Pharmaceuticals             1,713 *
 41,900 CV Therapeutics                    2,085 */(S)/
 22,300 DIANON Systems                     1,092 */(S)/
 35,100 OSI Pharmaceuticals                1,488 *
 63,400 Pharmacyclics, Inc.                1,275 */(S)/
 65,900 PolyMedica Corp.                     834 *
 34,000 Province Healthcare                1,248 *
 53,700 Select Medical                       945 *

                                         --------
                                           14,674
Health Products & Services (5.3%)
113,300 American Medical Systems
         Holdings                          2,260 *
 16,700 Endocare, Inc.                       301 *
 23,900 Integra LifeSciences Holdings        645 *
 59,500 Med-Design                         1,410 */(S)/
 12,300 Natus Medical                        164 *
 83,300 Urologix, Inc.                     1,237 */(S)/
 40,200 Wright Medical Group                 682 *

                                         --------
                                            6,699

             Number of Shares                   Market Value+//
                                                (000's omitted)
             Internet (6.7%)
             108,800 EarthLink, Inc.               $  1,470 *
             100,300 Saba Software                      828 */(S)/
              46,000 Secure Computing                   688 *
              50,900 SkillSoft Corp.                  1,425 *
              42,600 Stellent, Inc.                     929 *
              68,800 WatchGuard Technologies            683 *
             133,500 Websense, Inc.                   2,388 *

                                                   ---------
                                                       8,411
             Retail (7.2%)
              44,200 Ann Taylor Stores                1,481 *
              62,100 Charlotte Russe Holding          1,222 */(S)/
              51,900 Christopher & Banks              1,483 */(S)/
             165,100 dELiA*s Corp.                    1,030 *
              94,300 J. Jill Group                    1,650 *
             151,500 Tuesday Morning                  2,148 *

                                                   ---------
                                                       9,014
             Software (5.0%)
             188,400 Actuate Corp.                    1,300 *
              55,400 Eclipsys Corp.                   1,427 *
             111,500 JNI Corp.                          614 */(S)/
             136,100 OPNET Technologies               1,462 */(S)/
              22,000 Packeteer, Inc.                    138 *
              51,900 PLATO Learning                   1,375 *

                                                   ---------
                                                       6,316
             Technology (7.0%)
              26,700 Cerner Corp.                     1,295 *
              91,600 Concurrent Computer              1,007 *
             295,600 Lantronix, Inc.                  2,362 */(S)/
              56,700 Measurement Specialties            865 */(S)/
              84,700 Precise Software Solutions       1,623 *
              52,700 TALX Corp.                        1,628/(S)/

                                                   ---------
                                                       8,780
             Technology--Hardware (5.0%)
              78,600 Marvell Technology Group         1,969 */(S)/
              95,600 Microtune, Inc.                  1,588 */(S)/
             123,900 SonicWALL, Inc.                  2,318 *
              37,800 Xicor, Inc.                        402 *

                                                   ---------
                                                       6,277
             Technology--Semiconductor (6.2%)
             399,000 Artisan Components               3,304 *
              93,900 Integrated Circuit Systems       1,733 *
              38,600 Microsemi Corp.                  1,100 */(S)/
             173,500 Oak Technology                   1,712 *

                                                   ---------
                                                       7,849
             Technology--Software (1.1%)
              42,700 IONA Technologies ADR              687 */(S)/
              61,200 Moldflow Corp.                     754 */(S)/

                                                   ---------
                                                       1,441

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund cont'd


             Number of Shares                    Market Value+//
                                                 (000's omitted)
             Telecommunications (4.2%)
                  21,300 AirGate PCS                $  1,255*
                 204,200 UbiquiTel Inc.               2,001 */(S)/
                 180,000 US Unwired                   2,018 */(S)/

                                                    --------
                                                       5,274
             Transportation (5.1%)
                  86,300 A.C.L.N. Ltd.                3,881 *
                 201,300 RailAmerica, Inc.            2,567 */(S)/

                                                    --------
                                                       6,448
             Total Common Stocks
             (Cost $120,419)                         119,908
                                                    --------

             Principal Amount
             Short-Term Investments (23.5%)
             $27,529,787 N&B Securities Lending
                         Quality Fund, LLC            27,530
               2,029,981 Neuberger Berman
                         Institutional Cash Fund
                         Trust Class                   2,030

                                                    --------

             Total Short-Term Investments
             (Cost $29,560)                           29,560/#/
                                                    --------

             Total Investments (118.8%)
             (Cost $149,979)                         149,468/##/
             Liabilities, less cash,
              receivables and other assets
              [(18.8%)]                              (23,624)

                                                    --------
             Total Net Assets (100.0%)              $125,844
                                                    --------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Partners Fund


                            Top Ten Equity Holdings

                               Holding             %
                            1  Citigroup Inc.    2.9
                            2  CIGNA Corp.       2.9

                            3  Berkshire
                               Hathaway Class B  2.7
                            4  Carnival Corp.    2.6
                            5  Masco Corp.       2.5
                            6  IBM               2.4

                            7  Lexmark
                               International
                               Group             2.3

                            8  Computer
                               Sciences          2.2
                            9  Boston Scientific 2.1
                           10  Merck & Co.       2.1


             Number of Shares                      Market Value+
                                                 (000's omitted)
             Common Stocks (98.7%)
             Basic Materials (3.0%)
               753,200 Alcoa Inc.                  $   28,712
               206,500 Monsanto Co.                     7,044
               656,300 Praxair, Inc.                   30,892

                                                   ----------
                                                       66,648
             Capital Goods (3.8%)
               640,800 Boeing Co.                      32,809
               439,100 Parker-Hannifin                 19,320
               101,900 SPX Corp.                       11,846*/(S)/
               382,400 Textron, Inc.                   20,034

                                                   ----------
                                                       84,009
             Chemicals (0.6%)
               345,900 Dow Chemical                    12,127
             Communication Services (4.2%)
             1,207,400 AT&T Corp.                      22,989
             1,320,441 AT&T Wireless Services         20,467 *
               679,600 Comverse Technology            17,085 *
             1,544,800 Scientific-Atlanta              31,730

                                                   ----------
                                                       92,271
             Consumer Cyclicals (10.5%)
               170,900 Best Buy                       10,080 *
               687,400 Black & Decker                  27,035
             1,809,600 Carnival Corp.                  56,604
               815,800 Costco Wholesale               30,519 *
               229,300 Gannett Co.                     14,139
               411,600 Lear Corp.                     14,916 *
             2,112,400 Masco Corp.                     54,542
             1,003,100 RadioShack Corp.                23,473

                                                   ----------
                                                      231,308
             Consumer Staples (11.7%)
               717,700 Albertson's Inc.                25,112
               362,400 Kimberly-Clark                  22,487
             1,516,800 Kroger Co.                     40,377 *
             2,139,400 Liberty Media Corp.             32,519*/(S)/
             1,041,600 Newell Rubbermaid               23,853
               264,800 Procter & Gamble                19,635
               783,000 Tricon Global Restaurants      33,371 *
               689,700 Viacom Inc. Class B            29,243 *
             1,186,500 Walt Disney                     30,173

                                                   ----------
                                                      256,770
             Energy (6.7%)
               475,400 Anadarko Petroleum              24,602
               191,300 Chevron Corp.                   17,361
               264,600 Cooper Cameron                 11,444 *
             1,059,200 Exxon Mobil                     42,527
               452,200 Halliburton Co.                 12,598
               287,100 Schlumberger Ltd.               14,068

          Number of Shares                           Market Value+
                                                   (000's omitted)
            145,400 Talisman Energy                  $    5,573
            690,800 Transocean Sedco Forex               19,964

                                                     ----------
                                                        148,137
          Financial Services (23.7%)
            580,700 American Express                     21,149
            199,800 American International Group         15,624
            737,500 Aon Corp.                            27,398
            786,900 Bank of New York                     31,240
             25,300 Berkshire Hathaway Class B           58,493*/(S)/
          1,399,600 Citigroup Inc.                       64,032
            902,700 Equity Office Properties Trust       28,968
            491,200 FleetBoston Financial                18,091
            600,800 Freddie Mac                          37,778
          1,098,450 J.P. Morgan Chase                    43,279
            717,500 Morgan Stanley Dean Witter           38,279
            838,000 Providian Financial                  32,732
            175,500 USA Education                        13,901
            968,500 Wells Fargo                          44,561
            529,759 XL Capital                           43,970

                                                     ----------
                                                        519,495
          Health Care (9.1%)
          2,452,200 Boston Scientific                   46,837 *
            697,400 CIGNA Corp.                          62,766
            705,900 Merck & Co.                          45,954
          1,151,600 Schering-Plough                      43,911

                                                     ----------
                                                        199,468
          Industrial Goods & Services (0.9%)
          1,636,800 Corning Inc.                         19,658
          Insurance (1.1%)
            600,800 St. Paul Cos.                        25,252
          Technology (14.2%)
            687,100 BMC Software                        10,994 *
          1,488,900 Cadence Design Systems              32,726 *
          1,308,600 Computer Sciences                   49,203 *
          1,637,000 Compuware Corp.                     19,988 *
            839,300 Convergys Corp.                     23,559 *
          2,065,600 General Motors Class H              38,523 *
            520,200 IBM                                  52,020
            955,900 Lexmark International Group         49,755 *
          1,046,100 Waters Corp.                        34,657 *

                                                     ----------
                                                        311,425
          Utilities (9.2%)
            649,300 Calpine Corp.                       21,440 *
            782,300 Dynegy Inc.                          32,990
            826,200 El Paso Corp.                       40,145 /(S)/
            768,300 Exelon Corp.                         41,949
          1,209,600 The Williams Cos.                    39,373
            529,200 TXU Corp.                            25,126

                                                     ----------
                                                        201,023
          Total Common Stocks
          (Cost $2,099,420)                           2,167,591
                                                     ----------

See Notes to Schedule of Investments

Schedule of Investments Partners Fund cont'd



     Principal Amount                                        Market Value+
                                                           (000's omitted)
     Short-Term Investments (3.6%)
                       $48,162,999 N&B Securities Lending
                                   Quality Fund, LLC         $   48,163
                        29,664,378 Neuberger Berman
                                   Institutional Cash Fund
                                   Trust Class                   29,664

                                                             ----------
     Total Short-Term Investments
     (Cost $77,827)                                              77,827/#/
                                                             ----------
     Total Investments (102.3%)
     (Cost $2,177,247)                                        2,245,418/##/
     Liabilities, less cash,
      receivables and other assets
      [(2.3%)]                                                  (49,883)

                                                             ----------
     Total Net Assets (100.0%)                               $2,195,535
                                                             ----------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Regency Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  Omnicare, Inc.   2.2

                             2  Becton,
                                Dickinson & Co.  1.9
                             3  Beckman Coulter  1.9

                             4  Waste
                                Management       1.8

                             5  Vornado Realty
                                Trust            1.8
                             6  MBIA, Inc.       1.7
                             7  Viad Corp.       1.7

                             8  Archstone
                                Communities
                                Trust            1.6

                             9  Avalonbay
                                Communities      1.6

                            10  Equity
                                Residential
                                Properties Trust 1.6

                Number of Shares                   Market Value+
                                                 (000's omitted)
                Common Stocks (95.6%)
                Agriculture (0.8%)
                23,730 Archer-Daniels-Midland        $   319
                Automotive (0.7%)
                 8,500 Lear Corp.                       308 *
                Banking & Financial (5.2%)
                10,400 Astoria Financial                 614
                14,400 Golden State Bancorp              432
                 4,200 Golden West Financial             243
                 6,800 MGIC Investment                   475
                16,700 Southtrust Corp.                  407

                                                     -------
                                                       2,171
                Building, Construction & Furnishing (0.7%)
                 5,900 Vulcan Materials                  283
                Chemicals (0.9%)
                 9,200 Air Products & Chemicals          390
                Consumer Goods & Services (1.0%)
                 4,700 Tricon Global Restaurants        200 *
                 6,300 Valassis Communications          223 *

                                                     -------
                                                         423
                Consumer Products & Services (1.7%)
                26,100 Viad Corp.                        686
                Electrical & Electronics (3.2%)
                18,700 Arrow Electronics                501 *
                 7,200 Dominion Resources                453
                13,000 Lam Research                     368 *

                                                     -------
                                                       1,322
                Energy (3.7%)
                 9,100 American Electric Power           417
                19,100 Sierra Pacific Resources          324
                15,000 TECO Energy                       430
                11,600 UtiliCorp United                  373

                                                     -------
                                                       1,544
                Entertainment (1.3%)
                17,700 Carnival Corp.                    554
                Financial Services (11.5%)
                 9,950 Ambac Financial Group             589
                 3,600 Capital One Financial             200
                 6,600 Certegy Inc.                     227 *
                 7,200 Comerica Inc.                     430
                14,950 Dun & Bradstreet                 499 *
                17,900 Federated Investors               509
                14,400 GreenPoint Financial              568
                11,900 John Hancock Financial
                       Services                          475

                Number of Shares                 Market Value+
                                               (000's omitted)
                12,800 MBIA, Inc.                  $   691
                13,900 Radian Group                    558

                                                   -------
                                                     4,746
                Food & Beverage (1.1%)
                 7,800 Suiza Foods                    452 */(S)/
                Health Care (9.1%)
                 8,473 AmerisourceBergen Corp.        546 *
                 2,000 Barr Laboratories              168 *
                22,100 Becton, Dickinson & Co.         794
                14,500 ICN Pharmaceuticals             427
                10,400 IVAX Corp.                     350 *
                38,300 Omnicare, Inc.                  916
                 3,700 Teva Pharmaceutical ADR         263
                11,000 UnumProvident Corp.             308

                                                   -------
                                                     3,772
                Industrial Goods & Services (4.8%)
                 5,300 FMC Corp.                      331 *
                26,300 Pall Corp.                      588
                14,200 Sherwin-Williams                322
                24,300 Waste Management                751

                                                   -------
                                                     1,992
                Insurance (5.5%)
                 6,400 Chubb Corp.                     432
                 4,700 CIGNA Corp.                     423
                17,600 Phoenix Companies              300 */(S)/
                31,800 Willis Group Holdings          598 *
                 6,200 XL Capital                      515

                                                   -------
                                                     2,268
                Machinery & Equipment (1.2%)
                 2,800 Johnson Controls                205
                 2,600 SPX Corp.                      302 *

                                                   -------
                                                       507
                Media (4.5%)
                 4,200 E.W. Scripps                    275
                10,800 Knight-Ridder                   655/(S)/
                24,200 USA Networks                   560 *
                13,800 Westwood One                   393 *

                                                   -------
                                                     1,883
                Metals (2.4%)
                 9,200 Alcan Inc.                      334
                 5,300 Precision Castparts             182
                24,000 USX-U.S. Steel                  478

                                                   -------
                                                       994
                Oil & Gas (7.8%)
                 8,000 Apache Corp.                    375
                 7,600 Burlington Resources            289
                 6,800 Devon Energy                    315

See Notes to Schedule of Investments

Schedule of Investments Regency Fund cont'd


              Number of Shares                       Market Value+
                                                   (000's omitted)
              13,300 Equitable Resources               $   426
              10,100 Louis Dreyfus Natural Gas             336*
              16,100 Ocean Energy                          303
               8,200 Talisman Energy                       314
              19,200 USX-Marathon Group                    605
              18,650 XTO Energy                            263

                                                       -------
                                                         3,226
              Railroads (1.1%)
              12,300 CSX Corp.                             435
              Real Estate/REIT (8.1%)
              24,600 Archstone Communities Trust           664
              13,100 Avalonbay Communities                 662
              16,500 Boston Properties                     650
              11,200 Equity Residential Properties
                      Trust                                660
              18,300 Vornado Realty Trust                  734

                                                       -------
                                                         3,370
              Retail (3.7%)
              14,800 May Department Stores                 498
               8,900 Payless ShoeSource                    518*
              17,400 Ross Stores                           510

                                                       -------
                                                         1,526
              Technology (8.2%)
              16,900 Apple Computer                        313*
              17,200 Beckman Coulter                       786
              24,100 Cadence Design Systems                530*
              10,000 ChoicePoint Inc.                      400*
              11,200 Computer Associates                   348
              43,100 Compuware Corp.                       526*
              14,600 Mentor Graphics                       241*
              11,100 SCI Systems                           272*

                                                       -------
                                                         3,416
              Telecommunications (3.9%)
              28,000 Belo Corp.                            511
              18,000 Broadwing Inc.                        323*
              12,100 Harris Corp.                          355
               4,200 Telephone & Data Systems              434

                                                       -------
                                                         1,623
              Transportation (2.5%)
               9,600 Canadian National
                      Railway                              418
              17,200 Teekay Shipping                       617

                                                       -------
                                                         1,035
              Utilities (1.0%)
               7,175 Exelon Corp.                          392
              Total Common Stocks
              (Cost $37,846)                            39,637
                                                       -------

              Principal Amount                      Market Value+
                                                  (000's omitted)
              Short-Term Investments (7.2%)
              $1,229,412  N&B Securities Lending
                          Quality Fund, LLC           $ 1,229
               1,742,575  Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                   1,743

                                                      -------
              Total Short-Term Investments
              (Cost $2,972)                             2,972/#/

                                                      -------
              Total Investments (102.8%)
              (Cost $40,818)                           42,609/##/
              Liabilities, less cash, receivables
               and other assets [(2.8%)]               (1,163)

                                                      -------
              Total Net Assets (100.0%)               $41,446

                                                      -------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Schedule of Investments Socially Responsive Fund


                            Top Ten Equity Holdings

                               Holding              %
                            1  Synopsys, Inc.     4.3
                            2  Citigroup Inc.     4.2
                            3  Tyco International 3.9
                            4  Liberty Media      3.8

                            5  UnitedHealth
                               Group              3.8

                            6  Equity Residential
                               Properties Trust   3.7

                            7  Johnson &
                               Johnson            3.6
                            8  Albertson's Inc.   3.6

                            9  Allmerica
                               Financial          3.5

                           10  Equity Office
                               Properties Trust   3.5

            Number of Shares                       Market Value+//
                                                   (000's omitted)
            Common Stocks (95.2%)
            Communications (7.0%)
             98,900 Comcast Corp.
                     Class A Special                  $  3,623*
            292,700 Liberty Media                       4,449 *

                                                      --------
                                                         8,072
            Consumer Goods & Services (2.9%)
             53,300 Kimberly-Clark                       3,307
            Diversified (7.1%)
             66,600 Danaher Corp.                        3,701/(S)/
             88,000 Tyco International                   4,572

                                                      --------
                                                         8,273
            Energy (8.5%)
             25,600 Anadarko Petroleum                   1,325
             65,400 Baker Hughes                         2,154
             50,000 BP Amoco ADR                         2,544/(S)/
            118,200 Newfield Exploration                3,896 *

                                                      --------
                                                         9,919
            Financial Services (9.2%)
            106,200 Citigroup Inc.                       4,859
             50,000 Hartford Financial Services
                     Group                               3,240
             66,400 J.P. Morgan Chase                    2,616

                                                      --------
                                                        10,715
            Health Care (11.1%)
             39,500 Amgen Inc.                           2,540*
             22,000 Eli Lilly                            1,708
             80,000 Johnson & Johnson                    4,216
             65,000 UnitedHealth Group                   4,424

                                                      --------
                                                        12,888
            Insurance (6.7%)
             77,100 Allmerica Financial                  4,107
             28,000 Progressive Corp.                    3,620

                                                      --------
                                                         7,727
            Publishing & Broadcasting (2.4%)
             78,800 Valassis Communications             2,791 *
            Real Estate/REIT (7.3%)
            127,000 Equity Office Properties Trust       4,075
             73,700 Equity Residential Properties
                     Trust                               4,342

                                                      --------
                                                         8,417
            Retail (9.1%)
            182,700 Gap Inc.                             3,590
             87,000 Target Corp.                         3,015
             94,000 Tricon Global Restaurants            4,006*

                                                      --------
                                                        10,611

          Number of Shares                            Market Value+//
                                                      (000's omitted)
          Retail Grocery (3.6%)
             118,900 Albertson's Inc.                    $  4,160
          Technology (15.8%)
             160,900 Dell Computer                         3,440 *
              25,000 IBM                                    2,500
             130,000 IMS Health                             3,461
             128,500 National Instruments                  4,031 *
             107,300 Synopsys, Inc.                        4,951 *

                                                         --------
                                                           18,383
          Utilities (4.5%)
             100,000 KeySpan Corp.                          3,230
              98,700 Vectren Corp.                          2,023

                                                         --------
                                                            5,253
          Total Common Stocks
          (Cost $101,205)                                 110,516

                                                         --------
          Warrants (0.0%)
             150,000 Dime Bancorp
                     (Cost $49)                                38*

                                                         --------

          Principal Amount
          Repurchase Agreements (3.8%)
          $4,382,000 State Street Bank and Trust
                       Co., Repurchase Agreement,
                       3.61%, due 9/4/01, dated
                       8/31/01, Maturity Value
                       $4,383,758, Collateralized by
                       $4,430,000 Fannie Mae,
                       Medium-Term Notes, 5.00%,
                       due 2/14/03 (Collateral Value
                       $4,515,982)
                     (Cost $4,382)                          4,382/#/

                                                         --------
          Short-Term Investments (5.0%)
             100,000 Community Capital Bank,
                     3.45%, due 9/30/01                       100
             100,000 Self Help Credit Union, 3.44%,
                     due 11/20/01                             100
           5,585,416 N&B Securities Lending Quality
                     Fund, LLC                              5,585

                                                         --------

          Total Short-Term Investments
          (Cost $5,785)                                     5,785/#/

                                                         --------

          Total Investments (104.0%)
          (Cost $111,421)                                 120,721/##/
          Liabilities, less cash,
           receivables and other assets
           [(4.0%)]                                        (4,594)

                                                         --------

          Total Net Assets (100.0%)                      $116,127
                                                         --------

See Notes to Schedule of Investments

Schedule of Investments Technology Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  Microsoft Corp.  4.9
                             2  Citrix Systems   4.0

                             3  Peregrine
                                Systems          3.7
                             4  SonicWALL, Inc.  3.6
                             5  Intel Corp.      3.5
                             6  MemberWorks Inc. 3.5
                             7  ImClone Systems  3.1
                             8  Cisco Systems    3.0

                             9  Laboratory
                                Corporation of
                                America Holdings 2.8
                            10  AOL Time Warner  2.8


              Number of Shares                    Market Value+//
                                                  (000's omitted)
              Common Stocks (92.6%)
              Business Services (5.9%)
              13,700 MemberWorks Inc.                 $  342*/(S)/
               5,470 TMP Worldwide                       245*/(S)/

                                                      ------
                                                         587
              Communications Equipment (4.5%)
              18,225 Cisco Systems                      298 *
               9,900 Sonus Networks                     146 *

                                                      ------
                                                         444
              Computer Related (1.9%)
              23,400 Lantronix, Inc.                    187 */(S)/
              Computers & Systems (6.5%)
               5,700 Extreme Networks                    91 *
               8,700 Flextronics International          191 *
              19,100 SonicWALL, Inc.                     357*/(S)/

                                                      ------
                                                         639
              Electrical Equipment (12.0%)
               4,400 Broadcom Corp.                     142 *
               4,500 Integrated Device Technology       140 *
               5,200 Intersil Corp.                     195 *
               4,200 KLA-Tencor                         207 *
               8,000 ONI Systems                        111 *
               4,300 PMC-Sierra                         132 *
              14,400 Sanmina Corp.                      259 *

                                                      ------
                                                       1,186
              Health Care (15.2%)
               3,850 Amgen Inc.                         248 *
               4,600 Genzyme Corp.                      260 *
               3,200 Human Genome Sciences              144 *
               4,600 IDEC Pharmaceuticals               273 *
               5,900 ImClone Systems                     303*/(S)/
               3,600 Laboratory Corporation of
                      America Holdings                   280*

                                                      ------
                                                       1,508
              Internet (8.6%)
               7,500 AOL Time Warner                    280 *
               4,700 eBay Inc.                          264 *
               2,550 Intuit Inc.                         96 *
               5,100 VeriSign, Inc.                     210 *

                                                      ------
                                                         850
              Semiconductors (17.1%)
               5,200 Analog Devices                     248 *
              12,500 Intel Corp.                         349
               9,900 Marvell Technology Group           248 *

            Number of Shares                       Market Value+//
                                                   (000's omitted)
                      7,300 Micron Technology          $  275 *
                     10,100 Microtune, Inc.               168 */(S)/
                      3,900 Novellus Systems              173 *
                      3,500 Teradyne, Inc.                115 *
                      2,900 Xilinx Inc.                   113 *

                                                       -------
                                                         1,689
            Software (18.9%)
                     11,900 Citrix Systems                392 *
                      8,500 Microsoft Corp.               485 *
                      6,700 OPNET Technologies             72 *
                      4,025 PeopleSoft, Inc.              139 *
                     13,800 Peregrine Systems             361 *
                     12,500 Precise Software
                             Solutions                    240 *
                      6,600 Rational Software              95 *
                      3,000 VERITAS Software               86 *

                                                       -------
                                                         1,870
            Telecommunications (2.0%)
                      3,400 AirGate PCS                   200 *
            Total Common Stocks
            (Cost $10,364)                               9,160

                                                       -------

            Principal Amount
            Short-Term Investments (17.6%)
            $     1,180,065 N&B Securities Lending
                            Quality Fund, LLC            1,180
                    567,607 Neuberger Berman
                            Institutional
                            Cash Fund
                            Trust Class                    568

                                                       -------
            Total Short-Term Investments
            (Cost $1,748)                                1,748/#/

                                                       -------
            Total Investments (110.2%)
            (Cost $12,112)                              10,908/##/
            Liabilities, less cash,
             receivables and other assets
             [(10.2%)]                                  (1,013)

                                                       -------

            Total Net Assets (100.0%)                  $ 9,895

                                                       -------

                                                NEUBERGER BERMAN AUGUST 31, 2001

Notes to Schedule of Investments

+ Investment securities of each Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. The Funds value all other securities by a method the trustees of Neuberger Berman Equity Funds believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

## At August 31, 2001, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                          Net Unrealized
                                        Gross Unrealized Gross Unrealized   Appreciation
Neuberger Berman                   Cost     Appreciation     Depreciation (Depreciation)
Century Fund             $   21,258,000   $    753,000     $  3,403,000    $ (2,650,000)
Fasciano Fund               177,248,000     46,541,000       12,699,000      33,842,000
Focus Fund                1,595,957,000    569,706,000       46,314,000     523,392,000
Genesis Fund              2,567,303,000    621,829,000       77,255,000     544,574,000
Guardian Fund             2,424,246,000    249,740,000       69,961,000     179,779,000
International Fund          112,990,000      7,802,000       14,320,000      (6,518,000)
Manhattan Fund              621,248,000     46,754,000       55,035,000      (8,281,000)
Millennium Fund             151,062,000     14,383,000       15,977,000      (1,594,000)
Partners Fund             2,181,382,000    227,402,000      163,366,000      64,036,000
Regency Fund                 41,027,000      2,770,000        1,188,000       1,582,000
Socially Responsive Fund    111,421,000     14,533,000        5,233,000       9,300,000
Technology Fund              12,340,000        475,000        1,907,000      (1,432,000)

*  Non-income producing security.
(S)All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ Affiliated issuer (see Note E of Notes to Financial Statements).
++++The following securities were held in escrow at August 31, 2001, to cover outstanding call options written:

                                                      Market Value Premium on Market Value
Neuberger Berman  Shares      Securities and Options of Securities    Options   of Options
 Guardian Fund   342,400 Lexmark International Group  $17,822,000  $1,222,000  $1,181,000
                         January 2002 @ 60
                 137,000 USA Education October         10,852,000     544,000     404,000
                         2001 @ 80

Statements of Assets and Liabilities

                                                                                    -------------------
Neuberger Berman Equity Funds                                                        Century  Fasciano
(000's omitted except per share amounts)                                                Fund      Fund
Assets
   Investments in securities, at market value* (Notes A & E)--see
   Schedule of Investments:
    Unaffiliated issuers                                                            $ 18,608  $211,090
--------------------------------------------------------------------------------
    Non-controlled affiliated issuers                                                     --        --
--------------------------------------------------------------------------------
                                                                                      18,608   211,090
--------------------------------------------------------------------------------
    Cash                                                                                  --        --
--------------------------------------------------------------------------------
    Dividends and interest receivable                                                     15       134
--------------------------------------------------------------------------------
    Net receivable for forward foreign currency exchange contracts sold (Note C)          --        --
-----------------------------------------------------------------------------------
    Receivable for securities sold                                                        --       645
-----------------------------------------------------------------------------------
    Receivable for Fund shares sold                                                        2       103
-----------------------------------------------------------------------------------
    Receivable for variation margin (Note A)                                              --        --
-----------------------------------------------------------------------------------
    Receivable from administrator-net (Note B)                                            --        --
-----------------------------------------------------------------------------------
    Prepaid expenses and other assets                                                     --         5
-----------------------------------------------------------------------------------
Total Assets                                                                          18,625   211,977
-----------------------------------------------------------------------------------

Liabilities
    Option contracts written, at market value (Note A)                                    --        --
-----------------------------------------------------------------------------------
    Payable for collateral on securities loaned (Note A)                                  --     6,503
-----------------------------------------------------------------------------------
    Payable for securities purchased                                                      12     1,184
-----------------------------------------------------------------------------------
    Payable for Fund shares redeemed                                                      --       814
-----------------------------------------------------------------------------------
    Payable to investment manager (Note B)                                                 9       144
-----------------------------------------------------------------------------------
    Payable for variation margin (Note A)                                                 --        --
-----------------------------------------------------------------------------------
    Payable to administrator-net (Note B)                                                  3        25
-----------------------------------------------------------------------------------
    Accrued expenses and other payables                                                   53        46
-----------------------------------------------------------------------------------
Total Liabilities                                                                         77     8,716
-----------------------------------------------------------------------------------
Net Assets at value                                                                 $ 18,548  $203,261
-----------------------------------------------------------------------------------

Net Assets consist of:
    Paid-in capital                                                                 $ 33,445  $163,237
-----------------------------------------------------------------------------------
    Undistributed net investment income (loss)                                            --        --
-----------------------------------------------------------------------------------
    Accumulated net realized gains (losses) on investments                           (12,334)    6,182
-----------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) in value of investments                (2,563)   33,842
-----------------------------------------------------------------------------------
Net Assets at value                                                                 $ 18,548  $203,261
-----------------------------------------------------------------------------------

Net Assets
    Investor Class                                                                  $ 17,545  $203,261
-----------------------------------------------------------------------------------
    Trust Class                                                                        1,003        --
-----------------------------------------------------------------------------------
    Advisor Class                                                                         --        --
-----------------------------------------------------------------------------------
    Institutional Class                                                                   --        --
-----------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                     2,700     5,991
-----------------------------------------------------------------------------------
    Trust Class                                                                          154        --
-----------------------------------------------------------------------------------
    Advisor Class                                                                         --        --
-----------------------------------------------------------------------------------
    Institutional Class                                                                   --        --
-----------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
    Investor Class                                                                  $   6.50  $  33.93
-----------------------------------------------------------------------------------
    Trust Class                                                                         6.51        --
-----------------------------------------------------------------------------------
    Advisor Class                                                                         --        --
-----------------------------------------------------------------------------------
    Institutional Class                                                                   --        --
-----------------------------------------------------------------------------------
*Cost of investments:
    Unaffiliated issuers                                                            $ 21,171  $177,248
-----------------------------------------------------------------------------------
    Non-controlled affiliated issuers                                                     --        --
-----------------------------------------------------------------------------------
Total cost of investments                                                           $ 21,171  $177,248
-----------------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001


                                     ------

      Focus         Genesis        Guardian       International  Manhattan       Millennium
       Fund            Fund            Fund                Fund       Fund             Fund
 $1,781,208      $2,597,431      $2,604,025         $106,447     $ 612,967        $149,468
-------------------------------------------------------------------------------------------
    338,141         514,446              --               --            --              --
-------------------------------------------------------------------------------------------
  2,119,349       3,111,877       2,604,025          106,447       612,967         149,468
-------------------------------------------------------------------------------------------
         --              --              --               86            --              --
-------------------------------------------------------------------------------------------
        956           2,263           4,368              298           146               8
-------------------------------------------------------------------------------------------
         --              --              --            412              --             --
-------------------------------------------------------------------------------------------
     25,094           1,959          19,459             --           5,551          3,333
-------------------------------------------------------------------------------------------
      2,057           9,449           1,075             82             810          1,291
-------------------------------------------------------------------------------------------
         --              --           1,346             --              --             --
-------------------------------------------------------------------------------------------
         --              --              --             --              --             --
-------------------------------------------------------------------------------------------
         32              36              73              5              52             34
-------------------------------------------------------------------------------------------
  2,147,488       3,125,584       2,630,346        107,330         619,526        154,134
-------------------------------------------------------------------------------------------

         --              --           1,585               --            --             --
-------------------------------------------------------------------------------------------
     84,120          77,473          32,662          6,124          64,490         27,530
-------------------------------------------------------------------------------------------
     21,604          13,743          10,820            501           2,494            451
-------------------------------------------------------------------------------------------
      2,386           5,539           3,789            434             341             82
-------------------------------------------------------------------------------------------
        834           1,701             999             71             249             89
-------------------------------------------------------------------------------------------
         --              --              --             26              --             --
-------------------------------------------------------------------------------------------
        550             846             694             14             127             30
-------------------------------------------------------------------------------------------
        515             489             798            126             332            108
-------------------------------------------------------------------------------------------
    110,009          99,791          51,347          7,296          68,033         28,290
-------------------------------------------------------------------------------------------
 $2,037,479      $3,025,793      $2,578,999       $100,034       $ 551,493       $125,844
-------------------------------------------------------------------------------------------

 $1,381,858      $2,403,417      $2,429,005       $109,895       $ 841,768       $220,080
-------------------------------------------------------------------------------------------
         --              --           1,028            137              --             --
-------------------------------------------------------------------------------------------
    129,312          76,648         (31,517)        (3,804)       (283,265)       (93,725)
-------------------------------------------------------------------------------------------
    526,309         545,728         180,483         (6,194)         (7,010)          (511)
-------------------------------------------------------------------------------------------
 $2,037,479      $3,025,793      $2,578,999       $100,034       $ 551,493       $125,844
-------------------------------------------------------------------------------------------

 $1,618,640      $  978,325      $1,999,547         $ 98,192     $ 517,763       $117,961
-------------------------------------------------------------------------------------------
    398,160       1,520,059         555,387          1,842          31,972          7,883
-------------------------------------------------------------------------------------------
     20,679         169,722          24,065             --           1,758             --
-------------------------------------------------------------------------------------------
         --         357,687              --             --              --             --
-------------------------------------------------------------------------------------------
     44,830          49,467         139,829          8,315          78,112          8,221
-------------------------------------------------------------------------------------------
     14,936          53,663          49,260            147           3,124            498
-------------------------------------------------------------------------------------------
      1,109          10,150           1,888             --             163             --
-------------------------------------------------------------------------------------------
         --          13,309              --             --              --             --
-------------------------------------------------------------------------------------------
$     36.11      $    19.78      $    14.30       $  11.81       $    6.63       $  14.35
-------------------------------------------------------------------------------------------
      26.66           28.33           11.27          12.56           10.23          15.82
-------------------------------------------------------------------------------------------
      18.64           16.72           12.75             --           10.77             --
-------------------------------------------------------------------------------------------
         --           26.88              --             --              --             --
-------------------------------------------------------------------------------------------
 $1,354,262      $2,190,036      $2,405,826         $112,983     $ 619,978        $149,979
-------------------------------------------------------------------------------------------
    238,778         376,113              --             --              --             --
-------------------------------------------------------------------------------------------
 $1,593,040      $2,566,149      $2,405,826         $112,983     $ 619,978       $149,979
-------------------------------------------------------------------------------------------

Statements of Assets and Liabilities cont'd


-------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Equity Funds(000's omitted except per share amounts)     Partners      Regency Socially Responsive Technology
                                                                              Fund         Fund                Fund       Fund
Assets
   Investments in securities, at market value* (Notes A & E)--see
   Schedule of Investments:
   Unaffiliated issuers                                                 $2,245,418      $42,609      $120,721        $ 10,908
-
   Non-controlled affiliated issuers                                            --           --            --              --
-
                                                                         2,245,418       42,609       120,721          10,908
-
   Cash                                                                         --           --            --              --
-
   Dividends and interest receivable                                         2,535           67            87               2
-
   Net receivable for forward foreign currency exchange contracts
     sold (Note C)                                                              --           --            --              --
-
   Receivable for securities sold                                            2,239          149         2,862             176
-
   Receivable for Fund shares sold                                             735           68           120              85
-
   Receivable for variation margin (Note A)                                     --           --            --              --
-
   Receivable from administrator-net (Note B)                                   --           --            --               3
-
   Prepaid expenses and other assets                                            46           --             4              --
-
Total Assets                                                             2,250,973       42,893       123,794          11,174
-

Liabilities
   Option contracts written, at market value (Note A)                           --           --            --              --
-
   Payable for collateral on securities loaned (Note A)                     48,163        1,229         5,585           1,180
-
   Payable for securities purchased                                          2,258          126         1,637              43
-
   Payable for Fund shares redeemed                                          2,901            2           284               2
-
   Payable to investment manager (Note B)                                      875           19            55               7
-
   Payable for variation margin (Note A)                                        --           --            --              --
-
   Payable to administrator-net (Note B)                                       595           21            41              --
-
   Accrued expenses and other payables                                         646           50            65              47
-
Total Liabilities                                                           55,438        1,447         7,667           1,279
-
Net Assets at value                                                     $2,195,535      $41,446      $116,127        $  9,895
-

Net Assets consist of:
   Paid-in capital                                                     $ 2,085,712      $35,657      $ 97,416        $ 27,680
-
   Undistributed net investment income (loss)                                7,097           19            65              --
-
   Accumulated net realized gains (losses) on investments                   34,555        3,979         9,346         (16,581)
-
   Net unrealized appreciation (depreciation) in value of investments       68,171        1,791         9,300          (1,204)
-                                                                    -
Net Assets at value                                                     $2,195,535      $41,446      $116,127        $  9,895
-                                                                    -

Net Assets
   Investor Class                                                      $ 1,689,445      $16,019      $ 87,793        $  9,021
-                                                                    -
   Trust Class                                                             462,975       25,427        28,334             874
-                                                                    -
   Advisor Class                                                            43,115           --            --              --
-                                                                    -
   Institutional Class                                                          --           --            --              --
-                                                                    -
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                           82,237        1,240         4,629           2,498
-                                                                    -
   Trust Class                                                              29,280        2,251         2,169             241
-                                                                    -
   Advisor Class                                                             3,143           --            --              --
-                                                                    -
   Institutional Class                                                          --           --            --              --
-                                                                    -
Net Asset Value, offering and redemption price per share
   Investor Class                                                      $     20.54      $ 12.92      $  18.96        $   3.61
-                                                                    -
   Trust Class                                                               15.81        11.30         13.07            3.63
-                                                                    -
   Advisor Class                                                             13.72           --            --              --
-                                                                    -
   Institutional Class                                                          --           --            --              --
-                                                                    -
*Cost of Investments:
   Unaffiliated issuers                                                $ 2,177,247      $40,818      $111,421        $ 12,112
-                                                                    -
   Non-controlled affiliated issuers                                            --           --            --              --
-                                                                    -
Total cost of investments                                              $ 2,177,247      $40,818      $111,421        $ 12,112
-                                                                    -



See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations


------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Equity Funds                                                           Century           Fasciano Fund
                                                                                           Fund
(000's omitted)
                                                                                        For the           For the        For the
                                                                                     Year Ended  Two Months Ended     Year Ended
                                                                                August 31, 2001   August 31, 2001  June 30, 2001
Investment Income

Income:
Dividend income--unaffiliated issuers                                                  $    111           $   193        $ 1,923
------------------------------------------------------------------------------------------------------------------------------------
Dividend income--non-controlled affiliated issuers                                           --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Interest income (Note A)                                                                     74                --            161
------------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                              --                (1)            (2)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                185               192          2,082
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Note B)                                                          158               300          2,235
------------------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
------------------------------------------------------------------------------------------------------------------------------------
     Investor Class                                                                          71                53            203
     -------------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                                              6                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Advisor Class                                                                           --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Institutional Class                                                                     --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
------------------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                                              1                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Advisor Class                                                                           --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
------------------------------------------------------------------------------------------------------------------------------------
     Investor Class                                                                          43                74            184
     -------------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                                             17                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Advisor Class                                                                           --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Institutional Class                                                                     --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering expenses (Note A)                 --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                                35                20             13
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                      48                21            144
------------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                             1                 2             13
------------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                   48                 3             58
------------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                 64                47             63
------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                          30                19             49
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                  29                16             14
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                 8                 3              2
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                              559               558          2,978
------------------------------------------------------------------------------------------------------------------------------------
Expenses reimbursed by administrator and/or reduced by custodian fee expense
 offset arrangement (Note B)                                                               (126)               --             --
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                          433               558          2,978
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               (248)             (366)          (896)
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in unaffiliated issuers           (9,846)              507         15,384
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment securities sold in non-controlled
 affiliated issuers                                                                          --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on option contracts (Note A)                                        --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on financial futures contracts (Note A)                             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions (Note A)                           --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
------------------------------------------------------------------------------------------------------------------------------------
     Investment securities (Note A)                                                     (12,266)           (2,983)        (2,141)
     -------------------------------------------------------------------------------------------------------------------------------
     Financial futures contracts (Note A)                                                    --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Option contracts (Note A)                                                               --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
     Foreign currency contracts (Note A)                                                     --                --             --
     -------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                          (22,112)           (2,476)        13,243
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $(22,360)          $(2,842)       $12,347
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001


--------------------------------------------------------------------------------------------------
          Focus         Genesis        Guardian   International        Manhattan       Millennium
           Fund            Fund            Fund            Fund             Fund             Fund
        For the         For the         For the         For the          For the          For the
     Year Ended      Year Ended      Year Ended      Year Ended       Year Ended       Year Ended
August 31, 2001 August 31, 2001 August 31, 2001 August 31, 2001  August 31, 2001  August 31, 2001
  $  14,195        $ 12,929        $  32,351           $  1,756        $   1,178        $     105
--------------------------------------------------------------------------------------------------
      791             4,396               --                 --               --               --
--------------------------------------------------------------------------------------------------
    1,564             7,839           19,418                926            2,395              599
--------------------------------------------------------------------------------------------------
       --                --             (119)              (254)              (8)              --
--------------------------------------------------------------------------------------------------
   16,550            25,164           51,650              2,428            3,565              704
--------------------------------------------------------------------------------------------------

     10,409          16,829           13,909              1,081            4,238            1,523
--------------------------------------------------------------------------------------------------
    4,629             2,256            5,845                328            1,940              439
--------------------------------------------------------------------------------------------------
    1,673             4,505            3,273                 11              283               44
--------------------------------------------------------------------------------------------------
       77               513              101                 --               17               --
--------------------------------------------------------------------------------------------------
       --               442               --                 --               --               --
--------------------------------------------------------------------------------------------------
      418                --              592                 --               --               11
--------------------------------------------------------------------------------------------------
       48               321               63                 --               10               --
--------------------------------------------------------------------------------------------------
      841               737            1,810                131              629              232
--------------------------------------------------------------------------------------------------
       18                14               16                 18               19               17
--------------------------------------------------------------------------------------------------
       17                17               17                 --               17               --
--------------------------------------------------------------------------------------------------
       --                20               --                 --               --               --
--------------------------------------------------------------------------------------------------
       12                19               12                 52               12               --
--------------------------------------------------------------------------------------------------
       89                95              106                 59               79               48
--------------------------------------------------------------------------------------------------
      395               441              526                189              212              118
--------------------------------------------------------------------------------------------------
       36                32               68                  4               21                6
--------------------------------------------------------------------------------------------------
       63                55               36                 56               53               50
--------------------------------------------------------------------------------------------------
      140               202              130                 62              128              107
--------------------------------------------------------------------------------------------------
      285               470              484                 65              215               87
--------------------------------------------------------------------------------------------------
       44                44               54                 33               36               31
--------------------------------------------------------------------------------------------------
      211               152              215                 12               86               22
--------------------------------------------------------------------------------------------------
   19,405            27,164           27,257              2,101            7,995            2,735

         (1)           (177)              (4)               (89)             (47)             (58)
--------------------------------------------------------------------------------------------------
   19,404            26,987           27,253              2,012            7,948            2,677
--------------------------------------------------------------------------------------------------
   (2,854)           (1,823)          24,397                416           (4,383)          (1,973)
--------------------------------------------------------------------------------------------------

    152,553         100,163          159,633              7,671         (286,302)         (93,927)
--------------------------------------------------------------------------------------------------
   (5,295)            3,028               --                 --               --               --
--------------------------------------------------------------------------------------------------

       --                --           25,686                 --               --               --
--------------------------------------------------------------------------------------------------
       --                --          (63,309)              (182)              --               --
--------------------------------------------------------------------------------------------------
       --                --               --             (5,954)              --               --
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 (664,363)          231,540         (597,783)           (44,057)        (355,740)         (55,214)
--------------------------------------------------------------------------------------------------
       --                --          (26,319)               200               --               --
--------------------------------------------------------------------------------------------------
       --                --            1,934                 --               --               --
--------------------------------------------------------------------------------------------------
       --                --               --                416               --               --
--------------------------------------------------------------------------------------------------
 (517,105)          334,731         (500,158)           (41,906)        (642,042)        (149,141)
--------------------------------------------------------------------------------------------------
$(519,959)         $332,908        $(475,761)          $(41,490)       $(646,425)       $(151,114)
--------------------------------------------------------------------------------------------------

Statements of Operations cont'd


                                                            --------------------------------------------------------------------
Neuberger Berman Equity Funds                                      Partners          Regency         Socially       Technology
                                                                       Fund             Fund       Responsive             Fund
                                                                                                         Fund
(000's omitted)
                                                                    For the          For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended       Year Ended
                                                            August 31, 2001  August 31, 2001  August 31, 2001  August 31, 2001
Investment Income
Income:
Dividend income--unaffiliated issuers                             $  27,910          $   506         $  1,244         $     13
------------------------------------------------------------------------------------------------------------------------------
Dividend income--non-controlled affiliated issuers                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------
Interest income (Note A)                                              1,910              109              269               84
------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                        (145)              --               (7)              --
------------------------------------------------------------------------------------------------------------------------------
Total income                                                         29,675              615            1,506               97
------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Note B)                                   11,579              231              684              149
------------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
------------------------------------------------------------------------------------------------------------------------------
     Investor Class                                                   4,971               42              249               42
     -------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                      2,130              104              115                6
     -------------------------------------------------------------------------------------------------------------------------
     Advisor Class                                                      195               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
     Institutional Class                                                 --               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
------------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                        402               26               29                1
     -------------------------------------------------------------------------------------------------------------------------
     Advisor Class                                                      121               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
------------------------------------------------------------------------------------------------------------------------------
     Investor Class                                                   1,226               19              100               38
     -------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                         21               17               20               10
     -------------------------------------------------------------------------------------------------------------------------
     Advisor Class                                                       17               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
     Institutional Class                                                 --               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering
 expenses (Note A)                                                       11               --               34               --
------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                            96               33               33               31
------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                 433               77               78               46
------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                        53                1                2                1
------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                               38               50               44               47
------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                            124               62               80               57
------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                     324               22               46               24
------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                              48               29               30               29
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                           189                7               15                5
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                       21,978              720            1,559              486
------------------------------------------------------------------------------------------------------------------------------
Expenses reimbursed by administrator and/or reduced by
 custodian fee expense offset arrangement (Note B)                       (3)             (86)             (56)            (133)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                   21,975              634            1,503              353
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          7,700              (19)               3             (256)
------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment securities sold in
 unaffiliated issuers                                                43,010            5,103           11,077          (16,727)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment securities sold in
 non-controlled affiliated issuers                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on option contracts (Note A)                    --               --               --               --
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on financial futures contracts
 (Note A)                                                                --               --               --               --
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions
 (Note A)                                                                --               --               --               --
------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in
 value of:
------------------------------------------------------------------------------------------------------------------------------
     Investment securities (Note A)                                (307,872)          (3,451)         (29,836)          (5,715)
     -------------------------------------------------------------------------------------------------------------------------
     Financial futures contracts (Note A)                                --               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
     Option contracts (Note A)                                           --               --               --               --
     -------------------------------------------------------------------------------------------------------------------------
     Foreign currency contracts (Note A)                                 --               --               --               --
     --------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (264,862)           1,652          (18,759)         (22,442)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                       $(257,162)         $ 1,633         $(18,756)        $(22,698)
-------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Changes in Net Assets


                                                                                CENTURY FUND
                                                                        ------------------------------

Neuberger Berman Equity Funds                                                            Period from
                                                                              Year  December 6, 1999
                                                                             Ended     (Commencement
                                                                        August 31, of Operations) to
                                                                              2001   August 31, 2000
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                             $   (248)           $  (188)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    (9,846)            (2,635)
----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       (12,266)             9,703
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (22,360)             6,880
----------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                 --                 --
----------------------------------------------------------------------------------------------------
Trust Class                                                                    --                 --
----------------------------------------------------------------------------------------------------
Advisor Class                                                                  --                 --
----------------------------------------------------------------------------------------------------
Institutional Class                                                            --                 --
----------------------------------------------------------------------------------------------------
Net realized gain on investments:
Investor Class                                                                 --                 --
----------------------------------------------------------------------------------------------------
Trust Class                                                                    --                 --
----------------------------------------------------------------------------------------------------
Advisor Class                                                                  --                 --
----------------------------------------------------------------------------------------------------
Institutional Class                                                            --                 --
----------------------------------------------------------------------------------------------------
Tax return of capital:
Investor Class                                                                 --                 --
----------------------------------------------------------------------------------------------------
Trust Class                                                                    --                 --
----------------------------------------------------------------------------------------------------
Total distributions to shareholders                                            --                 --
----------------------------------------------------------------------------------------------------
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                              8,222             44,479
----------------------------------------------------------------------------------------------------
Trust Class                                                                    12              1,798
----------------------------------------------------------------------------------------------------
Advisor Class                                                                  --                 --
----------------------------------------------------------------------------------------------------
Institutional Class                                                            --                 --
----------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                 --                 --
----------------------------------------------------------------------------------------------------
Trust Class                                                                    --                 --
----------------------------------------------------------------------------------------------------
Advisor Class                                                                  --                 --
----------------------------------------------------------------------------------------------------
Institutional Class                                                            --                 --
----------------------------------------------------------------------------------------------------
Payments for shares redeemed:
Investor Class                                                            (13,049)            (7,203)
----------------------------------------------------------------------------------------------------
Trust Class                                                                   (78)              (153)
----------------------------------------------------------------------------------------------------
Advisor Class                                                                  --                 --
----------------------------------------------------------------------------------------------------
Institutional Class                                                            --                 --
----------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       (4,893)            38,921
----------------------------------------------------------------------------------------------------
Effect of Tax--Free Reorganization                                             --                 --
----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     (27,253)            45,801
Net Assets:
Beginning of period                                                        45,801                 --
----------------------------------------------------------------------------------------------------
End of period                                                            $ 18,548            $45,801
----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income (loss) at end of period  $     --            $    --
----------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001



                     FASCIANO FUND                 FOCUS FUND
            ---------------------------------------------------------

            Two Months      Year       Year        Year        Year
                 Ended     Ended      Ended       Ended       Ended
            August 31,  June 30,   June 30,  August 31,  August 31,
                  2001      2001       2000        2001        2000
            $   (366)  $    (896) $   2,756  $   (2,854) $     (923)
            ----------
                 507      15,384     (7,047)    147,258     175,894
            ----------
              (2,983)     (2,141)    10,119    (664,363)    683,325
            ----------
              (2,842)     12,347      5,828    (519,959)    858,296
            ----------
                  --      (2,097)    (4,695)         --        (356)
            ----------
                  --          --         --          --          --
            ----------
                  --          --         --          --          --
            ----------
                  --          --         --          --          --
            ----------
                  --          (1)        --    (168,047)   (188,772)
            ----------
                  --          --         --     (18,127)    (12,691)
            ----------
                  --          --         --          --        (194)
            ----------
                  --          --         --          --          --
            ----------
                  --          --         --          --          --
            ----------
                  --          --         --          --          --
            ----------
                  --      (2,098)    (4,695)   (186,174)   (202,013)
            ----------
              11,446     127,940    198,663     364,697     333,018
            ----------
                  --          --         --     326,478     243,564
            ----------
                  --          --         --      27,540      11,810
            ----------
                  --          --         --          --          --
            ----------
                  --       2,017      4,559     147,363     165,987
            ----------
                  --          --         --      12,627      10,728
            ----------
                  --          --         --          --         192
            ----------
                  --          --         --          --          --
            ----------
             (15,902)   (196,549)  (355,637)   (299,406)   (381,636)
            ----------
                  --          --         --    (201,679)   (198,818)
            ----------
                  --          --         --     (17,990)     (1,673)
            ----------
                  --          --         --          --          --
            ----------
              (4,456)    (66,592)  (152,415)    359,630     183,172
            ----------
                  --          --         --          --          --
            ----------
              (7,298)    (56,343)  (151,282)   (346,503)    839,455
             210,559     266,902    418,184   2,383,982   1,544,527
            ----------
            $203,261   $ 210,559  $ 266,902  $2,037,479  $2,383,982
            ----------
            $     --   $      --  $   2,097  $       --  $       --
            ----------

Statements of Changes in Net Assets cont'd

                                                                CENTURY FUND
                                                       -------------------------------

Neuberger Berman Equity Funds                                            Period from
                                                             Year   December 6, 1999
                                                            Ended      (Commencement
                                                       August 31,  of Operations) to
                                                             2001    August 31, 2000
(000's omitted)
Number of Fund Shares:
Sold:
Investor Class                                                828              3,859
--------------------------------------------------------------------------------------
Trust Class                                                     1                175
--------------------------------------------------------------------------------------
Advisor Class                                                  --                 --
--------------------------------------------------------------------------------------
Institutional Class                                            --                 --
--------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions:
Investor Class                                                 --                 --
--------------------------------------------------------------------------------------
Trust Class                                                    --                 --
--------------------------------------------------------------------------------------
Advisor Class                                                  --                 --
--------------------------------------------------------------------------------------
Institutional Class                                            --                 --
--------------------------------------------------------------------------------------
Redeemed:
Investor Class                                             (1,374)              (613)
--------------------------------------------------------------------------------------
Trust Class                                                    (9)               (13)
--------------------------------------------------------------------------------------
Advisor Class                                                  --                 --
--------------------------------------------------------------------------------------
Institutional Class                                            --                 --
--------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                (554)             3,408
--------------------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001


                      FASCIANO FUND               FOCUS FUND
              ---------------------------------------------------


               Two Months     Year     Year       Year       Year
                    Ended    Ended    Ended      Ended      Ended
               August 31, June 30, June 30, August 31, August 31,
                     2001     2001     2000       2001       2000
                  335       3,747    6,387     8,679        7,921
              ---------------------------------------------------
                   --          --       --    10,718        8,107
              ---------------------------------------------------
                   --          --       --     1,254          605
              ---------------------------------------------------
                   --          --       --        --           --
              ---------------------------------------------------
                   --          62      140     4,028        4,398
              ---------------------------------------------------
                   --          --       --       466          413
              ---------------------------------------------------
                   --          --       --        --           11
              ---------------------------------------------------
                   --          --       --        --           --
              ---------------------------------------------------
                 (467)     (5,885) (11,486)   (7,324)      (9,470)
              ---------------------------------------------------
                   --          --       --    (6,788)      (7,125)
              ---------------------------------------------------
                   --          --       --      (790)         (88)
              ---------------------------------------------------
                   --          --       --        --           --
              ---------------------------------------------------
                 (132)     (2,076)  (4,959)   10,243        4,772
              ---------------------------------------------------

Statements of Changes in Net Assets cont'd


                                                                             GENESIS FUND             GUARDIAN FUND
                                                                        --------------------------------------------------

Neuberger Berman Equity Funds                                                 Year        Year         Year         Year
                                                                             Ended       Ended        Ended        Ended
                                                                        August 31,  August 31,   August 31,   August 31,
                                                                              2001        2000         2001         2000
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $   (1,823) $      178  $    24,397  $    25,129
-----------------------------------------------------------------------
Net realized gain (loss) on investments                                    103,191     197,506      122,010      362,298
-----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        231,540     173,266     (622,168)     221,732
-----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            332,908     370,950     (475,761)     609,159
-----------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                  --      (4,065)     (17,542)     (21,191)
-----------------------------------------------------------------------
Trust Class                                                                     --      (3,058)      (5,875)      (7,444)
-----------------------------------------------------------------------
Advisor Class                                                                   --         (66)         (56)         (19)
-----------------------------------------------------------------------
Institutional Class                                                           (578)       (420)          --           --
-----------------------------------------------------------------------
Net realized gain on investments:
Investor Class                                                             (43,578)         --     (390,973)    (747,250)
-----------------------------------------------------------------------
Trust Class                                                                (35,534)         --     (130,338)    (227,970)
-----------------------------------------------------------------------
Advisor Class                                                               (9,837)         --       (1,225)        (168)
-----------------------------------------------------------------------
Institutional Class                                                        (23,024)     (1,154)          --           --
-----------------------------------------------------------------------
Tax return of capital:
Investor Class                                                                  --          --           --           --
-----------------------------------------------------------------------
Trust Class                                                                     --          --           --           --
-----------------------------------------------------------------------
Total distributions to shareholders                                       (112,551)     (8,763)    (546,009)  (1,004,042)
-----------------------------------------------------------------------
From Fund Share Transactions:

Proceeds from shares sold:
Investor Class                                                             383,569     229,107      131,140      228,865
-----------------------------------------------------------------------
Trust Class                                                              1,030,956     360,533      172,157      208,754
-----------------------------------------------------------------------
Advisor Class                                                               92,237      39,001        3,178        2,686
-----------------------------------------------------------------------
Institutional Class                                                        120,791      23,464           --           --
-----------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                              41,689       3,651      383,676      711,846
-----------------------------------------------------------------------
Trust Class                                                                 30,015       3,002      135,496      233,779
-----------------------------------------------------------------------
Advisor Class                                                                9,805          33        1,280          182
-----------------------------------------------------------------------
Institutional Class                                                         23,602       1,574           --           --
-----------------------------------------------------------------------
Payments for shares redeemed:
Investor Class                                                            (278,683)   (487,487)    (472,209)  (1,332,825)
-----------------------------------------------------------------------
Trust Class                                                               (422,781)   (325,319)    (585,474)    (537,240)
-----------------------------------------------------------------------
Advisor Class                                                              (38,588)    (41,897)      (2,848)      (3,804)
-----------------------------------------------------------------------
Institutional Class                                                        (38,054)    (65,364)          --           --
-----------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       954,558    (259,702)    (233,604)    (487,757)
-----------------------------------------------------------------------
Effect of Tax--Free Reorganization                                              --          --           --           --
-----------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                    1,174,915     102,485   (1,255,374)    (882,640)
Net Assets:
Beginning of period                                                      1,850,878   1,748,393    3,834,373    4,717,013
-----------------------------------------------------------------------
End of period                                                           $3,025,793  $1,850,878  $ 2,578,999  $ 3,834,373
-----------------------------------------------------------------------
Accumulated undistributed net investment income (loss) at end of period $       --  $      315  $     1,028  $     4,812
-----------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001



       INTERNATIONAL FUND        MANHATTAN FUND         MILLENNIUM FUND
      ---------------------------------------------------------------------
            Year        Year       Year        Year        Year       Year
           Ended       Ended      Ended       Ended       Ended      Ended
      August 31,  August 31, August 31,  August 31,  August 31, August 31,
            2001        2000       2001        2000        2001       2000

      $     416   $    (611) $   (4,383) $   (5,141) $  (1,973) $  (2,263)
      -------------------------------------------------------------------
          1,535      28,812    (286,302)    313,974    (93,927)    42,113
      -------------------------------------------------------------------
        (43,441)      2,367    (355,740)    226,396    (55,214)    48,586
      -------------------------------------------------------------------
        (41,490)     30,568    (646,425)    535,229   (151,114)    88,436
      -------------------------------------------------------------------
             --         (79)         --          --         --         --
      -------------------------------------------------------------------
             --          (2)         --          --         --         --
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
        (33,077)     (1,664)   (287,829)    (55,413)   (40,338)    (8,900)
      -------------------------------------------------------------------
           (579)        (32)    (21,155)     (5,129)    (1,121)      (308)
      -------------------------------------------------------------------
             --          --        (799)         --         --         --
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
             --          --          --          --        (52)        --
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
        (33,656)     (1,777)   (309,783)    (60,542)   (41,511)    (9,208)
      -------------------------------------------------------------------

         71,930     740,867     233,963     436,276    138,308    380,789
      -------------------------------------------------------------------
          4,499      10,137      53,891     130,792      3,301     19,984
      -------------------------------------------------------------------
             --          --       2,123       2,753         43        272
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
         31,110       1,720     265,998      51,224     39,347      8,610
      -------------------------------------------------------------------
            476          34      21,104       5,127      1,095        268
      -------------------------------------------------------------------
             --          --         795          --         --         --
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
       (124,848)   (689,556)   (291,278)   (310,993)  (192,929)  (216,481)
      -------------------------------------------------------------------
         (5,743)     (9,126)    (98,918)    (79,194)    (5,731)    (6,054)
      -------------------------------------------------------------------
             --          --      (2,611)       (999)      (176)       (51)
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
        (22,576)     54,076     185,067     234,986    (16,742)   187,337
      -------------------------------------------------------------------
             --          --          --          --         --         --
      -------------------------------------------------------------------
        (97,722)     82,867    (771,141)    709,673   (209,367)   266,565
        197,756     114,889   1,322,634     612,961    335,211     68,646
      -------------------------------------------------------------------
      $ 100,034   $ 197,756  $  551,493  $1,322,634  $ 125,844  $ 335,211
      -------------------------------------------------------------------
      $     137   $      --  $       --  $       --  $      --  $      --
      -------------------------------------------------------------------

Statements of Changes in Net Assets cont'd


                                                            GENESIS FUND            GUARDIAN FUND
                                                      ------------------------------------------------
Neuberger Berman Equity Funds                                Year        Year        Year        Year
                                                            Ended       Ended       Ended       Ended
                                                       August 31,  August 31,  August 31,  August 31,
                                                             2001        2000        2001        2000
(000's omitted)
Number of Fund Shares:
Sold:
Investor Class                                             20,144      14,612       8,272      11,444
------------------------------------------------------------------------------------------------------
Trust Class                                                37,499      16,163      13,857      14,007
------------------------------------------------------------------------------------------------------
Advisor Class                                               5,627       2,859         232         191
------------------------------------------------------------------------------------------------------
Institutional Class                                         4,643       1,077          --          --
------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions:
Investor Class                                              2,418         257      26,584      39,397
------------------------------------------------------------------------------------------------------
Trust Class                                                 1,215         150      11,908      17,012
------------------------------------------------------------------------------------------------------
Advisor Class                                                 671           3         100          13
------------------------------------------------------------------------------------------------------
Institutional Class                                         1,009          78          --          --
------------------------------------------------------------------------------------------------------
Redeemed:
Investor Class                                            (14,712)    (32,404)    (29,235)    (68,067)
------------------------------------------------------------------------------------------------------
Trust Class                                               (15,471)    (15,070)    (47,323)    (36,671)
------------------------------------------------------------------------------------------------------
Advisor Class                                              (2,396)     (3,087)       (210)       (272)
------------------------------------------------------------------------------------------------------
Institutional Class                                        (1,477)     (3,079)         --          --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding              39,170     (18,441)    (15,815)    (22,946)
------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001



      INTERNATIONAL FUND        MANHATTAN FUND          MILLENNIUM FUND
    ------------------------------------------------------------------------
          Year        Year        Year        Year        Year        Year
         Ended       Ended       Ended       Ended       Ended       Ended
    August 31,  August 31,  August 31,  August 31,  August 31,  August 31,
          2001        2000        2001        2000        2001        2000
        4,489       34,248      26,231      23,718       7,982      11,590
    ------------------------------------------------------------------------
          262          475       3,064       5,738         163         634
    ------------------------------------------------------------------------
           --           --         131         127           5          26
    ------------------------------------------------------------------------
           --           --          --          --          --          --
    ------------------------------------------------------------------------
        2,230           76      27,282       3,390       2,310         302
    ------------------------------------------------------------------------
           32            2       1,401         284          58          10
    ------------------------------------------------------------------------
           --           --          50          --          --          --
    ------------------------------------------------------------------------
           --           --          --          --          --          --
    ------------------------------------------------------------------------
       (7,709)     (31,731)    (31,500)    (17,903)    (10,831)     (6,541)
    ------------------------------------------------------------------------
         (336)        (428)     (6,669)     (3,708)       (294)       (194)
    ------------------------------------------------------------------------
           --           --        (219)        (44)        (26)         (5)
    ------------------------------------------------------------------------
           --           --          --          --          --          --
    ------------------------------------------------------------------------
       (1,032)       2,642      19,771      11,602        (633)      5,822
    ------------------------------------------------------------------------

Statements of Changes in Net Assets cont'd


                                                                             PARTNERS FUND
                                                                        -----------------------

Neuberger Berman Equity Funds                                                 Year         Year
                                                                             Ended        Ended
                                                                        August 31,   August 31,
                                                                              2001         2000
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $    7,700  $    18,182
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     43,010      198,792
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       (307,872)      16,152
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (257,162)     233,126
-----------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
Investor Class                                                             (14,171)     (29,057)
-----------------------------------------------------------------------------------------------
Trust Class                                                                 (3,514)      (7,505)
-----------------------------------------------------------------------------------------------
Advisor Class                                                                  (33)         (39)
-----------------------------------------------------------------------------------------------
Institutional Class                                                             --           --
-----------------------------------------------------------------------------------------------
Net realized gain on investments:
Investor Class                                                            (160,887)    (310,615)
-----------------------------------------------------------------------------------------------
Trust Class                                                                (31,944)     (49,378)
-----------------------------------------------------------------------------------------------
Advisor Class                                                               (2,275)      (3,463)
-----------------------------------------------------------------------------------------------
Institutional Class                                                              --          --
-----------------------------------------------------------------------------------------------
Tax return of capital:
Investor Class                                                                  --           --
-----------------------------------------------------------------------------------------------
Trust Class                                                                     --           --
-----------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (212,824)    (400,057)
-----------------------------------------------------------------------------------------------
From Fund Share Transactions:

Proceeds from shares sold:
Investor Class                                                              60,192      176,038
-----------------------------------------------------------------------------------------------
Trust Class                                                                125,110      209,405
-----------------------------------------------------------------------------------------------
Advisor Class                                                                8,166       10,864
-----------------------------------------------------------------------------------------------
Institutional Class                                                             --           --
-----------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                             167,973      325,368
-----------------------------------------------------------------------------------------------
Trust Class                                                                 35,188       56,458
-----------------------------------------------------------------------------------------------
Advisor Class                                                                2,306        3,328
-----------------------------------------------------------------------------------------------
Institutional Class                                                             --           --
-----------------------------------------------------------------------------------------------
Payments for shares redeemed:
Investor Class                                                            (359,034)  (1,004,370)
-----------------------------------------------------------------------------------------------
Trust Class                                                               (228,970)    (485,389)
-----------------------------------------------------------------------------------------------
Advisor Class                                                              (13,393)     (23,686)
-----------------------------------------------------------------------------------------------
Institutional Class                                                             --           --
-----------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      (202,462)    (731,984)
-----------------------------------------------------------------------------------------------
Effect of Tax--Free Reorganization                                              --           --
-----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     (672,448)    (898,915)
Net Assets:
Beginning of period                                                      2,867,983    3,766,898
-----------------------------------------------------------------------------------------------
End of period                                                           $2,195,535  $ 2,867,983
-----------------------------------------------------------------------------------------------
Accumulated undistributed net investment income (loss) at end of period $    7,097  $    17,087
-----------------------------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001



       REGENCY FUND      SOCIALLY RESPONSIVE FUND        TECHNOLOGY FUND
   -----------------------------------------------------------------------------
                                                                   Period from
         Year       Year       Year          Year       Year       May 1, 2000
        Ended      Ended      Ended         Ended      Ended     (Commencement
   August 31, August 31, August 31,    August 31, August 31, of Operations) to
         2001       2000       2001          2000       2001   August 31, 2000
    $    (19)  $    (3)   $      3      $    (35)  $   (256)           $   (20)
   -----------------------------------------------------------------------------
      5,103      4,398      11,077        (1,896)   (16,727)               (50)
   -----------------------------------------------------------------------------
     (3,451)     5,760     (29,836)        5,388     (5,715)             4,511
   -----------------------------------------------------------------------------
      1,633     10,155     (18,756)        3,457    (22,698)             4,441
   -----------------------------------------------------------------------------
         --        (10)         --          (118)        --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
       (702)      (113)         --        (4,894)       (52)                --
   -----------------------------------------------------------------------------
     (4,771)       (24)         --          (462)        --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
         --         --          --           (21)        --                 --
   -----------------------------------------------------------------------------
     (5,473)      (147)         --        (5,495)       (52)                --
   -----------------------------------------------------------------------------

     13,629      7,386      16,025        36,350     18,878             19,177
   -----------------------------------------------------------------------------
      3,050     23,320       9,145        11,851        256              2,049
   -----------------------------------------------------------------------------
         --         --          76           190         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --

--------------------------------------------------------------------------------
        696         99          --         4,824         49                 --
   -----------------------------------------------------------------------------
      4,669         24          --           480         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
     (9,138)    (6,992)    (25,750)      (50,115)   (11,047)            (1,156)
   -----------------------------------------------------------------------------
     (3,578)    (6,187)     (6,805)       (8,974)        (2)                --
   -----------------------------------------------------------------------------
         --         --        (331)          (36)        --                 --
   -----------------------------------------------------------------------------
         --         --          --            --         --                 --
   -----------------------------------------------------------------------------
      9,328     17,650      (7,640)       (5,430)     8,134             20,070
   -----------------------------------------------------------------------------
         --         --       5,687            --         --                 --
   -----------------------------------------------------------------------------
      5,488     27,658     (20,709)       (7,468)   (14,616)            24,511
     35,958      8,300     136,836       144,304     24,511                 --
   -----------------------------------------------------------------------------
    $41,446    $35,958    $116,127      $136,836   $  9,895            $24,511
   -----------------------------------------------------------------------------
    $    19    $    --    $     65      $     --   $     --            $    --
   -----------------------------------------------------------------------------

Statements of Changes in Net Assets cont'd

                                                           PARTNERS FUND
                                                       ----------------------

Neuberger Berman Equity Funds                                Year       Year
                                                            Ended      Ended
                                                       August 31, August 31,
                                                             2001       2000
(000's omitted)
Number of Fund Shares:
Sold:
Investor Class                                            2,732      7,273
-----------------------------------------------------------------------------
Trust Class                                               7,363     11,744
-----------------------------------------------------------------------------
Advisor Class                                               559        710
-----------------------------------------------------------------------------
Institutional Class                                          --         --
-----------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions:
Investor Class                                            8,053     13,952
-----------------------------------------------------------------------------
Trust Class                                               2,188      3,228
-----------------------------------------------------------------------------
Advisor Class                                               165        223
-----------------------------------------------------------------------------
Institutional Class                                          --         --
-----------------------------------------------------------------------------
Redeemed:
Investor Class                                          (16,117)   (41,699)
-----------------------------------------------------------------------------
Trust Class                                             (13,497)   (27,178)
-----------------------------------------------------------------------------
Advisor Class                                              (921)    (1,560)
-----------------------------------------------------------------------------
Institutional Class                                          --         --
-----------------------------------------------------------------------------
Net increase (decrease) in shares outstanding            (9,475)   (33,307)
-----------------------------------------------------------------------------


See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2001


      REGENCY FUND       SOCIALLY RESPONSIVE FUND        TECHNOLOGY FUND
 -------------------------------------------------------------------------------
                                                                    Period from
       Year        Year        Year         Year        Year        May 1, 2000
      Ended       Ended       Ended        Ended       Ended      (Commencement
 August 31,  August 31,  August 31,   August 31,  August 31,  of Operations) to
       2001        2000        2001         2000        2001    August 31, 2000
     1,054          662         798        1,817       2,636              1,920
 -------------------------------------------------------------------------------
       250        2,408         656          859          37                204
 -------------------------------------------------------------------------------
        --           --           8           20          --                 --
 -------------------------------------------------------------------------------
        --           --          --           --          --                 --
 -------------------------------------------------------------------------------
        56           10          --          245           6                 --
 -------------------------------------------------------------------------------
       429            2          --           35          --                 --
 -------------------------------------------------------------------------------
        --           --          --           --          --                 --
 -------------------------------------------------------------------------------
        --           --          --           --          --                 --
 -------------------------------------------------------------------------------
      (707)        (644)     (1,287)      (2,519)     (1,956)              (108)
 -------------------------------------------------------------------------------
      (333)        (542)       (484)        (652)         --                 --
 -------------------------------------------------------------------------------
        --           --         (35)          (4)         --                 --
 -------------------------------------------------------------------------------
        --           --          --           --          --                 --
 -------------------------------------------------------------------------------
       749        1,896        (344)        (199)        723              2,016
 -------------------------------------------------------------------------------

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

 1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware business trust organized pursuant to a Trust Instrument dated December
     23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund (''Fasciano''), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"),
     Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Socially Responsive Fund ("Socially Responsive"), and Neuberger Berman Technology Fund ("Technology") (individually a "Fund," collectively, the "Funds"). All of the Funds offer Investor Class shares, eleven offer Trust Class shares, five offer Advisor Class shares, and one offers Institutional Class shares. The Investor and Trust Classes of both Century and Technology and the Investor Class of Fasciano had no operations until December 6, 1999, May 1, 2000, and March 24, 2001, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act, and registration of their shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     Through the close of business on December 15, 2000, each Fund (except Fasciano) was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund (except Fasciano) invested its assets in a corresponding Portfolio of Equity Managers Trust ("Portfolios") (Global Managers Trust, with respect to International Fund) sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the respective Fund. In addition, other regulated investment companies sponsored by Management simultaneously invested in the Portfolios.

     After the close of business on December 15, 2000, in a tax-free reorganization, each Fund (except Fasciano) redeemed its interest, in kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class shares. Each Fund (except Fasciano) also created additional classes of shares (Trust Class, and, for certain Funds, Advisor Class and Institutional Class), which were exchanged for assets of the various series of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, and Neuberger Berman Equity Series, respectively, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.

     The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds and is accounted for by combining the net assets and results of operations of all of the former feeders contributing to the master portfolio as new classes, which along with the Investor Class and Fasciano, constitute the Funds. The effect of the reorganization on the paid-in-capital of the Funds

                                                NEUBERGER BERMAN AUGUST 31, 2001

     is shown in the Statements of Changes in Net Assets. As a result of the reorganization, certain items in the Statements of Changes in Net Assets for the year ended August 31, 2000 have been reclassified to conform to the current year presentation.

     Immediately following the reorganization, the investment objectives, policies and limitations of each Fund (except Fasciano) were identical to those of its corresponding Portfolio under the prior master/feeder structure (except as approved by shareholders), and the shareholders' indirect interest in the assets of each corresponding Portfolio has not changed as a result of this reorganization.

     After the close of business on March 23, 2001, Fasciano acquired all of the assets and assumed all of the liabilities of the Fasciano Fund, Inc. (the "Predecessor"), a Maryland corporation which commenced operations on August 1, 1987 as a private investment company, and registered with the Securities and Exchange Commission on June 30, 1988 as a diversified, open-end management investment company. The acquisition was pursuant to an Agreement and Plan of Reorganization approved by the Predecessor's shareholders on March 15, 2001.

     The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Predecessor. As such, Fasciano's basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Predecessor as of March 23, 2001, were $186,409,744 and $5,737,684, respectively. Effective August 31, 2001,
     Fasciano changed its fiscal year end from June 30 to August 31.

     The investment objectives, policies, and limitations of the Predecessor are substantially identical to those of Fasciano. For financial reporting purposes, the Predecessor's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund. Certain prior year financial statement items have been reclassified to conform to the current period presentation.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

 3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Notes to Financial Statements Equity Funds cont'd


 4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

 5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

 6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

 7 Dividends and distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($2,554,648 expiring in 2008 and $1,582,084 expiring in 2009 for Century, and $27,997,365 and $685,257 expiring in 2009 for Millennium and Technology, respectively, determined as of August 31,
     2001), it is the policy of each Fund not to distribute such gains.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

 8 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses(other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

 9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period,

                                                NEUBERGER BERMAN AUGUST 31, 2001

     although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the year ended August 31, 2001:

              Guardian                       Number    Value When
                                                          Written
              Contracts outstanding 8/31/00  14,620  $ 13,349,000
              Contracts written              67,442    39,753,000
              Contracts expired             (17,613)   (4,395,000)
              Contracts exercised           (13,020)   (5,916,000)
              Contracts closed              (46,635)  (41,025,000)
                                            -------  ------------
              Contracts outstanding 8/31/01   4,794  $  1,766,000
                                            -------  ------------

10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, Fasciano, International, Millennium, Socially Responsive, and Technology may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the period ended August 31, 2001, Century, Fasciano, Focus, Genesis, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology did not enter into any financial futures contracts.

Notes to Financial Statements Equity Funds cont'd


     At August 31, 2001, open positions in financial futures contracts for Guardian were as follows:


     Expiration                  Open Contracts     Position    Unrealized
                                                                Depreciation

     September 2001              928 S&P 500 Futures  Long      $17,896,000


     At August 31, 2001, open positions in financial futures contracts for International were as follows:


     Expiration              Open Contracts            Position   Unrealized
                                                                  Depreciation

     September 2001         66,250 Japanese Yen Futures  Short   $74,525


     At August 31, 2001, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:



     Principal Amount         Security

     $ 1,500,000              Freddie Mac, Discount Notes, 3.50%, due 9/13/01
       10,000,000             Freddie Mac, Discount Notes, 3.54%, due 9/27/01
       11,500,000             U. S. Treasury Bills, 3.41% and 3.44%, due
                              9/20/01

     At August 31, 2001, International had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:



        Principal Amount        Security

        $200,000                Freddie Mac, Discount Notes, 3.64%, due 9/13/01


11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B

                                                NEUBERGER BERMAN AUGUST 31, 2001

     Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Funds receive a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions.

     The following table shows the value of the securities loaned and the value of the collateral at August 31, 2001, and the income earned on loaned securities during the period ended August 31, 2001:

                                Value of
                              Securities    Value of  Income Earned on
                                  Loaned  Collateral Loaned Securities
         Century             $        -- $        --     $ 12,000
         Fasciano              6,375,000   6,503,000        2,000
         Focus                82,471,000  84,120,000      207,000
         Genesis              75,954,000  77,473,000      146,000
         Guardian             32,022,000  32,662,000      359,000
         International         6,004,000   6,124,000       74,000
         Manhattan            63,225,000  64,490,000      863,000
         Millennium           26,990,000  27,530,000      358,000
         Partners             47,219,000  48,163,000      390,000
         Regency               1,205,000   1,229,000        2,000
         Socially Responsive   5,476,000   5,585,000        6,000
         Technology            1,159,000   1,180,000        4,000

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Fund to obtain those securities in the event of a default under the repurchase agreement. A Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Fund under each such repurchase agreement.

14 Organization expenses: Organization expenses incurred by Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive were being amortized on a straight-line basis over a period of up to five years. At August 31, 2001, the balance of such expenses had been completely amortized for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive.

15   Redemption of fund shares: The Investor and Trust Classes of
     International and Technology each charge a 2% redemption fee on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the year ended August 31, 2001, the Investor and Trust Classes of International received $827,773 and
     $21,840, respectively, and the Investor and Trust Classes of Technology received $47,741 and $0, respectively, in redemption fees.

16   Income recognition: In November 2000 the American Institute of
     Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning

Notes to Financial Statements Equity Funds cont'd

     after December 15, 2000. The Funds do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First    Next    Next    Next    Next    Next    Next    Next
                       $250    $250    $250    $250    $500    $500    $500    $1.5
                    million million million million million million million billion Thereafter
Century              0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
Fasciano             0.85%   0.85%  0.825%  0.825%   0.80%  0.775%   0.75%  0.725%    0.725%
Focus                0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
Genesis              0.85%   0.80%   0.75%   0.70%   0.65%   0.65%   0.65%   0.65%     0.65%
Guardian             0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
International        0.85%  0.825%   0.80%  0.775%   0.75%  0.725%  0.725%   0.70%     0.70%
Manhattan            0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
Millennium           0.85%   0.80%   0.75%   0.70%   0.65%   0.65%   0.65%   0.65%     0.65%
Partners             0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
Regency              0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
Socially Responsive  0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%     0.40%
Technology           0.85%   0.85%  0.825%  0.825%   0.80%  0.775%   0.75%  0.725%    0.725%

     Prior to June 7, 2001, each Fund paid Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                                First    Next    Next    Next    Next
                                 $250    $250    $250    $250    $500
                              million million million million million Thereafter
Century                        0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
Fasciano                       0.85%   0.85%   0.85%   0.85%   0.85%     0.85%
Focus                          0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
Genesis                        0.85%   0.80%   0.75%   0.70%   0.65%     0.65%
Guardian                       0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
International                  0.85%  0.825%   0.80%  0.775%   0.75%    0.725%
Manhattan                      0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
Millennium                     0.85%   0.80%   0.75%   0.70%   0.65%     0.65%
Partners                       0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
Regency                        0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
Socially Responsive            0.55%  0.525%   0.50%  0.475%   0.45%    0.425%
Technology                     0.85%   0.85%   0.85%   0.85%   0.85%     0.85%

                                                NEUBERGER BERMAN AUGUST 31, 2001

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets.

     Fasciano Company, Inc. acted as the investment adviser to Fasciano's Predecessor, from its inception through March 23, 2001, and was paid 1.00% of the average daily net assets for management and administration services.

     For the Trust Class of Century, Focus, Guardian, Millennium, Partners, Regency, Socially Responsive, and Technology, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management pays this amount to institutions that distribute class shares and/or provide services to these classes and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Notes to Financial Statements Equity Funds cont'd

Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in following table:

                                                                                   Reimbursement
                                                                                 from Management
                                            Expense  Contractual/             for the Year Ended
Class                                Limitation/(1)/    Voluntary Expiration     August 31, 2001
Century Fund Investor Class               1.50%      Contractual   12/31/10        $ 82,116
Century Fund Trust Class                  1.50%      Contractual   12/31/10          43,543
Focus Fund Trust Class                    1.50%        Voluntary    None/(2)/            --
Focus Fund Advisor Class                  1.50%      Contractual   12/31/10              --
Genesis Fund Trust Class                  1.50%        Voluntary    None/(2)/            --
Genesis Fund Advisor Class                1.50%      Contractual   12/31/10              --
Genesis Fund Institutional Class          0.85%      Contractual   12/31/10         174,673
Guardian Fund Trust Class                 1.50%        Voluntary    None/(2)/            --
Guardian Fund Advisor Class               1.50%      Contractual   12/31/10              --
International Fund Investor Class         1.70%        Voluntary    None/(2)/            --
International Fund Trust Class            2.00%        Voluntary    None/(2)/        87,754
Manhattan Fund Trust Class                1.50%        Voluntary    None/(2)/            --
Manhattan Fund Advisor Class              1.50%      Contractual   12/31/10          46,059
Millennium Fund Investor Class            1.75%        Voluntary    None/(2)/            --
Millennium Fund Trust Class               1.75%      Contractual   12/31/10          39,748
Partners Fund Trust Class                 1.50%        Voluntary    None/(2)/            --
Partners Fund Advisor Class               1.50%      Contractual   12/31/10              --
Regency Fund Investor Class               1.50%      Contractual   12/31/10          17,056
Regency Fund Trust Class                  1.50%      Contractual   12/31/10          68,587
Socially Responsive Fund Trust Class      1.50%        Voluntary    None/(2)/        37,011
Technology Fund Investor Class            2.00%      Contractual   12/31/03          96,169
Technology Fund Trust Class               2.00%      Contractual   12/31/03          36,436

(1)Expense limitation per annum of the respective class' average daily net assets.
(2)Expense limitation subject to termination by Management upon at least 60 days' prior written notice.

Through March 23, 2001, Fasciano Company, Inc., agreed to reimburse Fasciano's Predecessor to the extent that total operating expenses, excluding brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes, litigation and other extraordinary expenses, exceeded 2.00% of average net assets. No amounts were reimbursed to Fasciano's Predecessor under this arrangement.

The Investor and Trust Classes of Century, Regency, and Technology each have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2001, there was no reimbursement to Management. The Trust Class of Millennium had agreed to repay Management through December 31, 2000, for its excess Operating Expenses previously reimbursed by Management through December 31, 1999, so long as its annual Operating Expenses during that period did not exceed its Expense

                                                NEUBERGER BERMAN AUGUST 31, 2001

     Limitation. During the year ended August 31, 2001, there was no reimbursement to Management. At August 31, 2001, the Trust Class of Millennium has no remaining contingent liability to Management.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $12, $0, $1,485, $2,004, $3,736, $947, $1,092, $3,005, $2,542, $528,
     $1,575, and $58 for Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology, respectively.

     Note C--Securities Transactions:

     During the period ended August 31, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

                                        Purchases          Sales
               Century             $   29,950,000 $   33,978,000
               Fasciano                 7,881,000     16,464,000
               Focus                1,062,631,000    841,630,000
               Genesis              1,201,591,000    441,137,000
               Guardian             2,445,427,000  3,066,177,000
               International           68,951,000     96,608,000
               Manhattan              818,982,000    920,027,000
               Millennium             285,351,000    340,158,000
               Partners             1,806,388,000  2,188,283,000
               Regency                105,368,000    102,353,000
               Socially Responsive     99,324,000    110,681,000
               Technology              46,667,000     38,324,000

     During the year ended August 31, 2001, International had entered into various contracts to deliver currencies at specified future dates. At August 31, 2001, open contracts were as follows:

                              In Exchange Settlement            Net Unrealized
Purchase            Contracts         For       Date      Value   Appreciation
Euro Dollar         6,516,588 $5,912,259   12/3/01   $5,500,000    $412,259

Notes to Financial Statements Equity Funds cont'd


     During the period ended August 31, 2001, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                  Other
                                   Neuberger    Brokers      Total
              Century             $   25,000 $    7,000 $   32,000
              Fasciano                 6,000     10,000     16,000
              Focus                  940,000    939,000  1,879,000
              Genesis                618,000    995,000  1,613,000
              Guardian             3,556,000  2,886,000  6,442,000
              International               --    369,000    369,000
              Manhattan              312,000    648,000    960,000
              Millennium              68,000    163,000    231,000
              Partners             2,884,000  1,701,000  4,585,000
              Regency                128,000    147,000    275,000
              Socially Responsive    185,000     54,000    239,000
              Technology              14,000      6,000     20,000

     Note D--Line of Credit:

     At August 31, 2001, each Fund (except International) was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2001. During the year ended August 31, 2001, none of the Funds utilized this line of credit. Prior to September 30, 2000, Genesis, Manhattan, and Millennium were three of the holders of a single, committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest was charged at the overnight Federal Funds Rate plus 0.75% and a facility fee of 0.09% per annum was charged. All other terms of the line of credit were unchanged.

     At August 31, 2001, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Fund will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 2001, nor had it utilized this line of credit at any time prior to that date.

                                                NEUBERGER BERMAN AUGUST 31, 2001

     Note E--Investments In Non-Controlled Affiliates*:

Focus                                                  Gross      Gross  Balance of
                                        Balance of Purchases      Sales Shares Held        Value
                                       Shares Held       and        and  August 31,   August 31,
Name of Issuer                     August 31, 2000 Additions Reductions        2001         2001

Furniture Brands International        3,500,000      445,000       --    3,945,000  $102,886,000
Nationwide Financial Services         1,745,000       66,800  214,300    1,597,500    72,047,000
Pacific Sunwear of California           970,000      875,000   60,000    1,785,000    29,363,000
Tech Data                             1,313,500    1,959,000       --    3,272,500   133,845,000

Genesis                                                Gross      Gross  Balance of
                                        Balance of Purchases      Sales Shares Held        Value
                                       Shares Held       and        and  August 31,   August 31,
Name of Issuer                     August 31, 2000 Additions Reductions        2001         2001
AAR Corp.                             1,427,050      101,300       --    1,528,350  $ 26,073,000
Actel Corp.                                  --    1,288,600       --    1,288,600    29,058,000
Alliant Techsytems**                    532,800      261,450  248,200      546,050    56,817,000
AptarGroup Inc.                       1,723,900      947,900       --    2,671,800    95,624,000
Church & Dwight                       1,353,200      781,800       --    2,135,000    58,157,000
Davox Corp.                             807,900        6,800       --      814,700     7,707,000
Fair, Isaac & Co.**                     839,500      339,850  317,000      862,350    52,603,000
The First Years                         475,500           --       --      475,500     5,202,000
Highland Bancorp **                     331,400           --  331,400           --            --
Mentor Corp.                          1,191,100      561,900       --    1,753,000    52,590,000
META Group**                            625,000      194,600  681,100      138,500       332,000
Mutual Risk Management**              1,822,500      353,700  904,514    1,271,686    13,429,000
OceanFirst Financial                    532,100       25,000       --      557,100    14,429,000
Primex Technologies**                   729,300           --  729,300           --            --
Simpson Manufacturing                   298,500      401,600       --      700,100    41,901,000
SOS Staffing Services**                 789,400           --  789,400           --            --
Scottish Annuity and Life Holdings      891,500           --       --      891,500    15,379,000
Wallace Computer Services             2,135,300      543,900       --    2,679,200    45,145,000

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At August 31, 2001, the issuers of these securities were no longer affiliated with the Fund.

     Note F--Cessation of Operations:

     On September 7, 2000 and December 6, 2000, the Board of Trustees of Neuberger Berman Equity Assets approved the cessation of the operations of Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets, respectively. Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets ceased operations on December 1, 2000 and December 14, 2000, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not participating in a qualified retirement vehicle.

Notes to Financial Statements Equity Funds cont'd


     Note G--Change in Independent Accountants (Unaudited)

     Based on the recommendation of the Audit Committee of the Funds the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the independent accountant for certain Funds and voted to appoint KPMG LLP for the Funds' fiscal year ended August 31, 2001. The Funds affected by the auditor change are Century, Manhattan, Millennium, Regency, Socially Responsive, and Technology. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through June 7, 2001, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Century Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class+                                                                        Period from
                                                                 Year Ended     December 6, 1999//\/
                                                                 August 31,          to August 31,
                                                                 -------------  ----------------------

                                                                       2001                   2000
Net Asset Value, Beginning of Period                                $ 13.44                $ 10.00
                                                                    -------                -------

Income From Investment Operations
Net Investment Income (Loss)                                           (.08)                  (.05)
Net Gains or Losses on Securities (both realized and unrealized)      (6.86)                  3.49
                                                                    -------                -------
Total From Investment Operations                                      (6.94)                  3.44
                                                                    -------                -------
Net Asset Value, End of Period                                      $  6.50                $ 13.44
                                                                    -------                -------
Total Return/++/                                                     -51.60%                +34.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $  17.5                $  43.6
Ratio of Gross Expenses to Average Net Assets/#/                       1.50%                  1.50%*
Ratio of Net Expenses to Average Net Assets++                          1.50%                  1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets            (.86%)                 (.81%)*
Portfolio Turnover Rate                                                 107%                    65%

Trust Class+                                                                           Period from
                                                                 Year Ended     December 6, 1999//\/
                                                                 August 31,          to August 31,
                                                                 -------------  ----------------------

                                                                       2001                   2000
Net Asset Value, Beginning of Period                                $ 13.44                $ 10.00
                                                                    -------                -------

Income From Investment Operations
Net Investment Income (Loss)                                           (.08)                  (.06)
Net Gains or Losses on Securities (both realized and unrealized)      (6.85)                  3.50
                                                                    -------                -------
Total From Investment Operations                                      (6.93)                  3.44
                                                                    -------                -------
Net Asset Value, End of Period                                      $  6.51                $ 13.44
                                                                    -------                -------
Total Return/++/                                                     -51.56%                +34.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $   1.0                $   2.2
Ratio of Gross Expenses to Average Net Assets/#/                       1.50%                  1.50%*
Ratio of Net Expenses to Average Net Assets++                          1.50%                  1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets            (.86%)                 (.71%)*
Portfolio Turnover Rate                                                 107%                    65%


See Notes to Financial Highlights

Financial Highlights Fasciano Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class//                                     Two Months Ended
                                                           August 31,                              Year Ended June 30,
                                                     -----------------  -----------------------------------------------
                                                                 2001   2001(Pounds)// 2000(degrees)// 1999(degrees)//
Net Asset Value, Beginning of Period                      $34.39           $32.55          $31.78          $34.91
                                                          ------           ------          ------          ------
Income From Investment Operations
Net Investment Income (Loss)                                (.06)            (.11)            .34             .40
Net Gains or Losses on Securities (both realized and        (.40)            2.24             .82           (2.25)
 unrealized)                                              ------           ------          ------          ------
Total From Investment Operations                            (.46)            2.13            1.16           (1.85)
                                                          ------           ------          ------          ------

Less Distributions
From Net Investment Income                                    --             (.29)           (.39)           (.03)
From Net Capital Gains                                        --               --              --           (1.25)
                                                          ------           ------          ------          ------
Total Distributions                                           --             (.29)           (.39)          (1.28)
                                                          ------           ------          ------          ------
Net Asset Value, End of Period                            $33.93           $34.39          $32.55          $31.78
                                                          ------           ------          ------          ------
Total Return+/+/                                           -1.34%**         +6.64%          +3.70%          -5.20%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $203.3           $210.6          $266.9          $418.2
Ratio of Gross Expenses to Average Net Assets/#/            1.58%*           1.3 %             --%             --%
Ratio of Net Expenses to Average Net Assets                 1.58%*           1.3 %            1.2%           1.2 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                    (1.03%)*           (.4%)            .8%           1.8 %
Portfolio Turnover Rate                                        4%              3 %             29%            20 %

Investor Class//


                                                     1998(degrees)// 1997(degrees)//
Net Asset Value, Beginning of Period                    $ 27.53         $ 24.33
                                                        -------         -------
Income From Investment Operations
Net Investment Income (Loss)                                .16            (.03)
Net Gains or Losses on Securities (both realized and       8.71            3.82
 unrealized)                                            -------         -------
Total From Investment Operations                           8.87            3.79
                                                        -------         -------

Less Distributions
From Net Investment Income                                   --              --
From Net Capital Gains                                    (1.49)           (.59)
                                                        -------         -------
Total Distributions                                       (1.49)           (.59)
                                                        -------         -------
Net Asset Value, End of Period                          $ 34.91         $ 27.53
                                                        -------         -------
Total Return+/+/                                         +33.20%         +15.80%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                 $  95.0         $  42.1
Ratio of Gross Expenses to Average Net Assets/#/             --%             --%
Ratio of Net Expenses to Average Net Assets                1.3 %           1.4 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                     .2 %            (.4%)
Portfolio Turnover Rate                                     50 %            41 %


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class+                                                                          Year Ended August 31,
                                                                 -----------------------------------------------------------------
                                                                     2001        2000          1999          1998          1997

Net Asset Value, Beginning of Year                               $  50.61    $  36.25      $  27.79      $  38.89      $  28.46
                                                                 --------   ---------     ---------     ---------     ---------
Income From Investment Operations
Net Investment Income (Loss)                                         (.04)       (.01)          .02           .10           .08
Net Gains or Losses on Securities (both realized and unrealized)   (10.23)      19.69         10.50         (6.21)        12.00
                                                                 --------   ---------     ---------     ---------     ---------
Total From Investment Operations                                   (10.27)      19.68         10.52         (6.11)        12.08
                                                                 --------   ---------     ---------     ---------     ---------

Less Distributions
From Net Investment Income                                             --        (.01)         (.09)         (.06)         (.22)
From Net Capital Gains                                              (4.23)      (5.31)        (1.97)        (4.93)        (1.43)
                                                                 --------   ---------     ---------     ---------     ---------
Total Distributions                                                 (4.23)      (5.32)        (2.06)        (4.99)        (1.65)
                                                                 --------   ---------     ---------     ---------     ---------
Net Asset Value, End of Year                                     $  36.11    $  50.61      $  36.25      $  27.79      $  38.89
                                                                 --------   ---------     ---------     ---------     ---------
Total Return+/+/                                                  -20.40 %     +59.29%      +38.09 %      -17.37 %      +43.92 %

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,618.6    $1,996.4      $1,326.6      $1,119.9      $1,411.9
Ratio of Gross Expenses to Average Net Assets/#/                     .83 %        .85%         .85 %         .84 %         .86 %
Ratio of Net Expenses to Average Net Assets                          .83 %        .84%         .85 %         .84 %         .86 %
Ratio of Net Investment Income (Loss) to Average Net Assets          (.09%)      (.02%)        .03 %         .27 %         .21 %
Portfolio Turnover Rate                                               38 %         55%          57 %          64 %          63 %

Trust Class+                                                                              Year Ended August 31,
                                                                 ------------------------------------------------------------------
                                                                     2001        2000          1999          1998          1997

Net Asset Value, Beginning of Year                               $  35.33    $  23.62      $  17.14      $  21.27      $  14.83
                                                                 ------     ------        ------        ------        ---------
Income From Investment Operations
Net Investment Income (Loss)                                         (.08)       (.05)         (.02)          .03           .01
Net Gains or Losses on Securities (both realized and unrealized)    (7.17)      13.40          6.53         (3.66)         6.49
                                                                 --------   ---------     ---------     ---------     ---------
Total From Investment Operations                                    (7.25)      13.35          6.51         (3.63)         6.50
                                                                 --------   ---------     ---------     ---------     ---------

Less Distributions
From Net Investment Income                                             --          --          (.03)         (.01)         (.06)
From Net Capital Gains                                              (1.42)      (1.64)           --          (.49)           --
                                                                 --------   ---------     ---------     ---------     ---------
Total Distributions                                                 (1.42)      (1.64)         (.03)         (.50)         (.06)
                                                                 --------   ---------     ---------     ---------     ---------
Net Asset Value, End of Year                                     $  26.66    $  35.33      $  23.62      $  17.14      $  21.27
                                                                 --------   ---------     ---------     ---------     ---------
Total Return+/+/                                                   -20.58%     +59.02%       +38.07%       -17.45%       +43.93%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  398.2    $  372.4      $  216.0      $  193.2      $  160.9
Ratio of Gross Expenses to Average Net Assets/#/                    1.03 %       1.05%         .95 %         .94 %         .96 %
Ratio of Net Expenses to Average Net Assets                         1.03 %      1.05%++//     .95 %++//     .94 %++//     .96 %++//
Ratio of Net Investment Income (Loss) to Average Net Assets          (.28%)      (.22%)        (.07%)        .17 %         .11 %
Portfolio Turnover Rate                                               38 %         55%          57 %          64 %          63 %

Financial Highlights Focus Fund cont'd


Advisor Class/+/                                                                                                     Period from
                                                                                                               September 4, 1996//\/
                                                                              Year Ended August 31,                  to August 31,
                                                                 -------------------------------------------------------------------
                                                                    2001       2000         1999         1998             1997

Net Asset Value, Beginning of Period                             $ 23.57    $ 16.18      $ 11.31      $ 14.34          $ 10.00
                                                                 -------   --------     --------     --------         --------
Income From Investment Operations
Net Investment Income (Loss)                                        (.15)      (.06)        (.08)        (.03)            (.05)
Net Gains or Losses on Securities (both realized and unrealized)   (4.78)      8.99         4.96        (2.42)            4.39
                                                                 -------   --------     --------     --------         --------
Total From Investment Operations                                   (4.93)      8.93         4.88        (2.45)            4.34
                                                                 -------   --------     --------     --------         --------

Less Distributions
From Net Capital Gains                                                --      (1.54)        (.01)        (.58)              --
                                                                 -------   --------     --------     --------         --------
Net Asset Value, End of Period                                   $ 18.64    $ 23.57      $ 16.18      $ 11.31          $ 14.34
                                                                 -------   --------     --------     --------         --------

Total Return+/+/                                                  -20.92%    +58.68%      +43.15%      -17.73%          +43.40%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  20.7    $  15.2      $   1.9      $   0.5          $   0.1
Ratio of Gross Expenses to Average Net Assets/#/                    1.47%      1.50%        1.50%        1.50%            1.50%*
Ratio of Net Expenses to Average Net Assets                         1.47%     1.50%/++/    1.50%/++/    1.50%/++/        1.50%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         (.71%)     (.66%)       (.58%)       (.36%)           (.43%)*
Portfolio Turnover Rate                                               38%        55%          57%          64%              63%

See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Genesis Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class+                                                                 Year Ended August 31,
                                                                 -----------------------------------------------------

                                                                     2001      2000      1999      1998       1997

Net Asset Value, Beginning of Year                               $  18.00   $ 14.39   $ 12.47  $  15.55    $ 10.91
                                                                 --------   -------   -------  --------    -------
Income From Investment Operations
Net Investment Income (Loss)                                         (.01)       --       .11       .11       (.01)
Net Gains or Losses on Securities (both realized and unrealized)     2.83      3.69      2.27     (3.00)      4.80
                                                                 --------   -------   -------  --------    -------
Total From Investment Operations                                     2.82      3.69      2.38     (2.89)      4.79
                                                                 --------   -------   -------  --------    -------

Less Distributions
From Net Investment Income                                             --      (.08)     (.12)       --         --
From Net Capital Gains                                              (1.04)       --      (.34)     (.19)      (.15)
                                                                 --------   -------   -------  --------    -------
Total Distributions                                                 (1.04)     (.08)     (.46)     (.19)      (.15)
                                                                 --------   -------   -------  --------    -------
Net Asset Value, End of Year                                     $  19.78   $ 18.00   $ 14.39  $  12.47    $ 15.55
                                                                 --------   -------   -------  --------    -------
Total Return+/+/                                                   +16.52%   +25.79%   +19.20%   -18.82%    +44.32%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  978.3   $ 749.0   $ 851.3  $1,079.1    $ 718.1
Ratio of Gross Expenses to Average Net Assets/#/                     1.11%     1.21%     1.17%     1.11%      1.17%
Ratio of Net Expenses to Average Net Assets                          1.11%     1.21%     1.17%     1.10%++    1.16%++
Ratio of Net Investment Income (Loss) to Average Net Assets          (.07%)    (.02%)     .61%      .72%      (.08%)
Portfolio Turnover Rate                                                19%       38%       33%       18%        18%

Trust Class+                                                                    Year Ended August 31,
                                                                 -----------------------------------------------------

                                                                     2001      2000      1999      1998       1997

Net Asset Value, Beginning of Year                               $  25.34   $ 20.26   $ 17.28  $  21.45    $ 14.99
                                                                 --------   -------   -------  --------    -------
Income From Investment Operations
Net Investment Income (Loss)                                         (.03)       --       .13       .12       (.01)
Net Gains or Losses on Securities (both realized and unrealized)     4.06      5.19      3.17     (4.14)      6.61
                                                                 --------   -------   -------  --------    -------
Total From Investment Operations                                     4.03      5.19      3.30     (4.02)      6.60
                                                                 --------   -------   -------  --------    -------

Less Distributions
From Net Investment Income                                             --      (.11)     (.12)       --         --
From Net Capital Gains                                              (1.04)       --      (.20)     (.15)      (.14)
                                                                 --------   -------   -------  --------    -------
Total Distributions                                                 (1.04)     (.11)     (.32)     (.15)      (.14)
                                                                 --------   -------   -------  --------    -------
Net Asset Value, End of Year                                     $  28.33   $ 25.34   $ 20.26  $  17.28    $ 21.45
                                                                 --------   -------   -------  --------    -------
Total Return+/+/                                                   +16.50%   +25.76%   +19.15%   -18.88%    +44.31%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,520.1   $ 770.9   $ 591.1  $  704.5    $ 382.7
Ratio of Gross Expenses to Average Net Assets/#/                     1.15%     1.21%     1.23%     1.17%      1.26%
Ratio of Net Expenses to Average Net Assets                          1.15%     1.21%     1.23%     1.17%++    1.25%++
Ratio of Net Investment Income (Loss) to Average Net Assets          (.11%)    (.02%)     .54%      .68%      (.16%)
Portfolio Turnover Rate                                                19%       38%       33%       18%        18%


See Notes to Financial Highlights

Financial Highlights Genesis Fund cont'd


Advisor Class+                                                                                            Period from
                                                                                                      April 2, 1997//\/
                                                                 Year Ended August 31,                  to August 31,
                                                    ------------------------------------------------- ---------------------
                                                       2001       2000         1999         1998                 1997

Net Asset Value, Beginning of Period                $ 15.84    $ 12.64      $ 10.67      $ 13.21              $ 10.00
                                                    -------   --------     --------     --------             --------

Income From Investment Operations
Net Investment Income (Loss)                           (.07)      (.04)         .01          .02                 (.01)
Net Gains or Losses on Securities (both realized
 and unrealized)                                       2.42       3.25         1.99        (2.52)                3.22
                                                    -------   --------     --------     --------             --------
Total From Investment Operations                       2.35       3.21         2.00        (2.50)                3.21
                                                    -------   --------     --------     --------             --------

Less Distributions
From Net Investment Income                               --       (.01)        (.03)          --                   --
From Net Capital Gains                                (1.47)        --           --         (.04)                  --
                                                    -------   --------     --------     --------             --------
Total Distributions                                   (1.47)      (.01)        (.03)        (.04)                  --
                                                    -------   --------     --------     --------             --------
Net Asset Value, End of Period                      $ 16.72    $ 15.84      $ 12.64      $ 10.67              $ 13.21
                                                    -------   --------     --------     --------             --------
Total Return+/+/                                     +16.18%    +25.42%      +18.75%      -18.99%              +32.10%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $ 169.7    $  99.0      $  81.8      $  24.5              $   0.7
Ratio of Gross Expenses to Average Net Assets/#/       1.46%      1.50%        1.50%        1.50%                1.50%*
Ratio of Net Expenses to Average Net Assets            1.46%     1.50%++//    1.50%++//    1.50%++//            1.50%*++//
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (.42%)     (.31%)        .16%         .60%                (.36%)*
Portfolio Turnover Rate                                  19%        38%          33%          18%                  18%

Institutional Class+                                                                         Period from
                                                                                          July 1, 1999//\/
                                                                 Year Ended August 31,     to August 31,
                                                                 ----------------------    ------------------
                                                                      2001        2000               1999

Net Asset Value, Beginning of Period                             $ 25.41     $ 20.28               $21.01
                                                                  -------     -------   -          ------

Income From Investment Operations
Net Investment Income (Loss)                                         .05         .08                  .02
Net Gains or Losses on Securities (both realized and unrealized)    3.87        5.20                 (.75)
                                                                  -------     -------              ------
Total From Investment Operations                                    3.92        5.28                 (.73)
                                                                  -------     -------              ------

Less Distributions
From Net Investment Income                                          (.06)       (.04)                  --
From Net Capital Gains                                             (2.39)       (.11)                  --
                                                                  -------     -------              ------
Total Distributions                                                (2.45)       (.15)                  --
                                                                  -------     -------              ------
Net Asset Value, End of Period                                   $ 26.88     $ 25.41               $20.28
                                                                  -------     -------              ------
Total Return+/+/                                                  +16.87%     +26.22%               -3.47%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 357.7     $ 232.1               $224.2
Ratio of Gross Expenses to Average Net Assets/#/                     .85%        .85%                 .85%*
Ratio of Net Expenses to Average Net Assets++                        .85%        .85%                 .85%*
Ratio of Net Investment Income (Loss) to Average Net Assets          .19%        .34%                 .48%*
Portfolio Turnover Rate                                               19%         38%                  33%


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class+                                                                Year Ended August 31,
                                                                 --------------------------------------------------
                                                                     2001      2000      1999      1998      1997

Net Asset Value, Beginning of Year                               $  20.22  $  22.72  $  21.32  $  31.41  $  23.78
                                                                 --------  --------  --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                          .13       .14       .18       .18       .15
Net Gains or Losses on Securities (both realized and unrealized)    (2.82)     2.99      5.29     (6.09)     8.96
                                                                 --------  --------  --------  --------  --------
Total From Investment Operations                                    (2.69)     3.13      5.47     (5.91)     9.11
                                                                 --------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                           (.13)     (.15)     (.16)     (.18)     (.24)
From Net Capital Gains                                              (3.10)    (5.48)    (3.91)    (4.00)    (1.24)
                                                                 --------  --------  --------  --------  --------
Total Distributions                                                 (3.23)    (5.63)    (4.07)    (4.18)    (1.48)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Year                                     $  14.30  $  20.22  $  22.72  $  21.32  $  31.41
                                                                 --------  --------  --------  --------  --------
Total Return/++/                                                   -13.36%   +16.84%   +26.12%   -20.80%   +39.69%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,999.5  $2,713.2  $3,441.0  $4,210.8  $6,475.1
Ratio of Gross Expenses to Average Net Assets/#/                      .84%      .84%      .82%      .79%      .80%
Ratio of Net Expenses to Average Net Assets                           .84%      .84%      .82%      .79%      .80%
Ratio of Net Investment Income (Loss) to Average Net Assets           .83%      .64%      .70%      .59%      .55%
Portfolio Turnover Rate                                                88%       83%       73%       60%       50%

Trust Class+                                                                   Year Ended August 31,
                                                                 --------------------------------------------------
                                                                     2001      2000      1999      1998      1997

Net Asset Value, Beginning of Year                               $  15.44  $  16.36  $  14.24  $  19.47  $  14.24
                                                                 --------  --------  --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                          .09       .09       .12       .09       .08
Net Gains or Losses on Securities (both realized and unrealized)    (2.16)     2.23      3.57     (3.93)     5.48
                                                                 --------  --------  --------  --------  --------
Total From Investment Operations                                    (2.07)     2.32      3.69     (3.84)     5.56
                                                                 --------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                           (.09)     (.10)     (.10)     (.10)     (.10)
From Net Capital Gains                                              (2.01)    (3.14)    (1.47)    (1.29)     (.23)
                                                                 --------  --------  --------  --------  --------
Total Distributions                                                 (2.10)    (3.24)    (1.57)    (1.39)     (.33)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Year                                     $  11.27  $  15.44  $  16.36  $  14.24  $  19.47
                                                                 --------  --------  --------  --------  --------
Total Return/++/                                                   -13.47%   +16.72%   +26.07%   -20.88%   +39.56%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  555.4  $1,093.6  $1,251.2  $1,529.5  $2,269.8
Ratio of Gross Expenses to Average Net Assets/#/                      .98%      .91%      .88%      .87%      .88%
Ratio of Net Expenses to Average Net Assets                           .98%      .91%      .88%      .87%      .88%
Ratio of Net Investment Income (Loss) to Average Net Assets           .69%      .58%      .65%      .50%      .47%
Portfolio Turnover Rate                                                88%       83%       73%       60%       50%


See Notes to Financial Highlights

Financial Highlights Guardian Fund cont'd

Advisor Class+                                                                                               Period from
                                                                                                         September 4, 1996//\/
                                                                        Year Ended August 31,               to August 31,
                                                            -------------------------------------------- ---------------------
                                                               2001     2000      1999         1998                1997

Net Asset Value, Beginning of Period                        $ 15.60  $ 13.54   $ 10.81      $ 13.88               $ 10.00
                                                            -------  -------  --------     --------              --------
Income From Investment Operations
Net Investment Income (Loss)                                    .05       --        --         (.02)                  .01
Net Gains or Losses on Securities (both realized and          (2.19)    2.16      2.73        (2.92)                 3.88
 unrealized)                                                -------  -------  --------     --------              --------
Total From Investment Operations                              (2.14)    2.16      2.73        (2.94)                 3.89
                                                            -------  -------  --------     --------              --------

Less Distributions
From Net Investment Income                                     (.03)    (.01)       --           --                  (.01)
From Net Capital Gains                                         (.68)    (.09)       --         (.13)                   --
                                                            -------  -------  --------     --------              --------
Total Distributions                                            (.71)    (.10)       --         (.13)                 (.01)
                                                            -------  -------  --------     --------              --------
Net Asset Value, End of Period                              $ 12.75  $ 15.60   $ 13.54      $ 10.81               $ 13.88
                                                            -------  -------  --------     --------              --------
Total Return/++/                                             -13.74%  +16.04%   +25.25%      -21.34%               +38.92%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                     $  24.1  $  27.5   $  24.8      $  17.5               $   9.3
Ratio of Gross Expenses to Average Net Assets/#/               1.32%    1.48%     1.50%        1.50%                 1.50%*
Ratio of Net Expenses to Average Net Assets                    1.32%    1.47%     1.50%/++/    1.50%/++/             1.50%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets     .35%      --%      .03%        (.16%)                (.12%)*
Portfolio Turnover Rate                                          88%      83%       73%          60%                   50%


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights International Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class+//                                                                   Year Ended August 31,
                                                                 ------------------------------------------------------------
                                                                    2001     2000      1999         1998          1997

Net Asset Value, Beginning of Year                               $ 20.82  $ 16.76   $ 13.85       $14.83       $ 11.91
                                                                 -------  -------   -------       ------       -------
Income From Investment Operations
Net Investment Income (Loss)                                         .05     (.07)     (.08)        (.03)           --
Net Gains or Losses on Securities (both realized and unrealized)   (4.74)    4.35      3.00         (.81)         2.94
                                                                 -------  -------   -------       ------       -------
Total From Investment Operations                                   (4.69)    4.28      2.92         (.84)         2.94
                                                                 -------  -------   -------       ------       -------

Less Distributions
From Net Investment Income                                            --     (.01)       --           --          (.02)
From Net Capital Gains                                             (4.32)    (.21)     (.01)        (.14)           --
                                                                 -------  -------   -------       ------       -------
Total Distributions                                                (4.32)    (.22)     (.01)        (.14)         (.02)
                                                                 -------  -------   -------       ------       -------
Net Asset Value, End of Year                                     $ 11.81  $ 20.82   $ 16.76       $13.85       $ 14.83
                                                                 -------  -------   -------       ------       -------
Total Return+/+/                                                  -25.71%  +25.43%   +21.09%       -5.69%       +24.71%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  98.2  $ 193.7   $ 112.5       $125.5       $ 115.4
Ratio of Gross Expenses to Average Net Assets/#/                   1.56 %    1.43%    1.61 %       1.71 %        1.70 %
Ratio of Net Expenses to Average Net Assets                        1.56 %    1.43%     1.61%/(S)/   1.70%/(S)/    1.70%/(S)/
Ratio of Net Investment Income (Loss) to Average Net Assets         .33 %    (.33%)    (.43%)       (.24%)        (.02%)
Portfolio Turnover Rate                                              61 %      80%      94 %         46 %          37 %

Trust Class+//                                                                                      Period from
                                                                                                June 29, 1998//\/
                                                                    Year Ended August 31,         to August 31,
                                                                 -----------------------------    -------------------
                                                                    2001     2000      1999              1998

Net Asset Value, Beginning of Period                             $ 21.24  $ 16.92   $ 13.87            $ 17.13
                                                                 -------  -------   -------            -------
Income From Investment Operations
Net Investment Income (Loss)                                          --     (.08)     (.07)              (.02)
Net Gains or Losses on Securities (both realized and unrealized)   (4.82)    4.61      3.12              (3.24)
                                                                 -------  -------   -------            -------
Total From Investment Operations                                   (4.82)    4.53      3.05              (3.26)
                                                                 -------  -------   -------            -------

Less Distributions
From Net Investment Income                                            --     (.01)       --                 --
From Net Capital Gains                                             (3.86)    (.20)       --                 --
                                                                 -------  -------   -------            -------
Total Distributions                                                (3.86)    (.21)       --                 --
                                                                 -------  -------   -------            -------
Net Asset Value, End of Period                                   $ 12.56  $ 21.24   $ 16.92            $ 13.87
                                                                 -------  -------   -------            -------
Total Return+/+/                                                  -25.43%  +26.72%   +21.99%            -19.03%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   1.8  $   4.0   $   2.4            $   1.8
Ratio of Gross Expenses to Average Net Assets/#/                    1.86%   1.53 %    1.70 %              1.70%*
Ratio of Net Expenses to Average Net Assets++                       1.86%   1.53 %    1.70 %              1.70%*
Ratio of Net Investment Income (Loss) to Average Net Assets           --%    (.43%)    (.49%)             (.54%)*
Portfolio Turnover Rate                                               61%     80 %       94%                46 %


See Notes to Financial Highlights

Financial Highlights Manhattan Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class+                                                                      Year Ended August 31,
                                                                 ---------------------------------------------------------------

                                                                    2001        2000         1999         1998         1997

Net Asset Value, Beginning of Year                               $ 21.01    $  12.07      $  9.42      $ 14.51      $ 11.94
                                                                 -------   ---------     --------     --------     --------
Income From Investment Operations
Net Investment Income (Loss)                                        (.05)       (.08)        (.06)        (.05)        (.03)
Net Gains or Losses on Securities (both realized and unrealized)   (8.97)      10.22         3.54        (1.20)        4.26
                                                                 -------   ---------     --------     --------     --------
Total From Investment Operations                                   (9.02)      10.14         3.48        (1.25)        4.23
                                                                 -------   ---------     --------     --------     --------

Less Distributions
From Net Capital Gains                                             (5.36)      (1.20)        (.83)       (3.84)       (1.66)
                                                                 -------   ---------     --------     --------     --------
Net Asset Value, End of Year                                     $  6.63    $  21.01      $ 12.07      $  9.42      $ 14.51
                                                                 -------   ---------     --------     --------     --------
Total Return+/+/                                                  -51.10%     +87.89%      +37.40%      -11.02%      +38.75%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 517.8    $1,178.6      $ 566.0      $ 476.6      $ 570.4
Ratio of Gross Expenses to Average Net Assets/#/                    .95 %        .92%       1.00 %        .95 %        .99 %
Ratio of Net Expenses to Average Net Assets                         .95 %        .92%       1.00 %        .94 %        .98 %
Ratio of Net Investment Income (Loss) to Average Net Assets         (.52%)      (.52%)       (.50%)       (.42%)       (.20%)
Portfolio Turnover Rate                                             102 %        105%         115%         90 %         89 %

Trust Class+                                                                         Year Ended August 31,
                                                                 ---------------------------------------------------------------

                                                                    2001        2000         1999         1998         1997

Net Asset Value, Beginning of Year                               $ 26.01    $  15.02      $ 11.61      $ 15.77      $ 12.18
                                                                 -------   ---------     --------     --------     --------
Income From Investment Operations
Net Investment Income (Loss)                                        (.11)       (.11)        (.11)        (.07)        (.04)
Net Gains or Losses on Securities (both realized and unrealized)  (12.03)      12.64         4.29        (1.40)        4.55
                                                                 -------   ---------     --------     --------     --------
Total From Investment Operations                                  (12.14)      12.53         4.18        (1.47)        4.51
                                                                 -------   ---------     --------     --------     --------

Less Distributions
From Net Capital Gains                                             (3.64)      (1.54)        (.77)       (2.69)        (.92)
                                                                 -------   ---------     --------     --------     --------
Net Asset Value, End of Year                                     $ 10.23    $  26.01      $ 15.02      $ 11.61      $ 15.77
                                                                 -------   ---------     --------     --------     --------
Total Return+/+/                                                  -51.16%     +87.95%      +36.24%      -11.23%      +38.84%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  32.0    $  138.6      $  45.3      $  46.1      $  51.1
Ratio of Gross Expenses to Average Net Assets/#/                   1.07 %       1.02%       1.11 %       1.04 %       1.09 %
Ratio of Net Expenses to Average Net Assets                        1.07 %      1.02%++//    1.11%++//    1.04%++//    1.09%++//
Ratio of Net Investment Income (Loss) to Average Net Assets         (.66%)      (.62%)       (.61%)       (.52%)       (.30%)
Portfolio Turnover Rate                                             102 %        105%        115 %         90 %         89 %


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Manhattan Fund cont'd


Advisor Class+                                                                                                    Period from
                                                                                                          September 4, 1996//\/
                                                                          Year Ended August 31,                 to August 31,
                                                                 ----------------------------------------    ---------------------
                                                                    2001      2000      1999      1998              1997

Net Asset Value, Beginning of Period                             $ 27.05   $ 14.54   $ 10.76   $ 13.75             $ 10.00
                                                                 -------   -------   -------   -------   -         -------
Income From Investment Operations
Net Investment Income (Loss)                                        (.16)     (.21)     (.04)     (.11)               (.08)
Net Gains or Losses on Securities (both realized and unrealized)  (12.62)    12.72      3.92     (1.22)               3.94
                                                                 -------   -------   -------   -------   -         -------
Total From Investment Operations                                  (12.78)    12.51      3.88     (1.33)               3.86
                                                                 -------   -------   -------   -------   -         -------

Less Distributions
From Net Capital Gains                                             (3.50)       --      (.10)    (1.66)               (.11)
                                                                 -------   -------   -------   -------   -         -------
Net Asset Value, End of Period                                   $ 10.77   $ 27.05   $ 14.54   $ 10.76             $ 13.75
                                                                 -------   -------   -------   -------   -         -------
Total Return+/+/                                                  -51.43%   +86.04%   +36.09%   -11.29%             +38.86%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   1.8   $   5.4   $   1.7   $   0.2             $   0.1
Ratio of Gross Expenses to Average Net Assets/#/                    1.50%     1.50%     1.50%     1.50%               1.50%*
Ratio of Net Expenses to Average Net Assets++                       1.50%     1.50%     1.50%     1.50%               1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.05%)   (1.09%)   (1.00%)    (.98%)              (.70%)*
Portfolio Turnover Rate                                              102%      105%      115%       90%                 89%


See Notes to Financial Highlights

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class+                                                                                  Period from
                                                                                          October 20, 1998/^/
                                                                   Year Ended August 31,       to August 31,
                                                                 ------------------------  ------------------------
                                                                    2001      2000                       1999

Net Asset Value, Beginning of Period                             $ 36.02   $ 19.49                    $ 10.00
                                                                 -------   -------                   --------
Income From Investment Operations
Net Investment Income (Loss)                                        (.21)     (.24)                      (.10)
Net Gains or Losses on Securities (both realized and unrealized)  (16.36)    18.61                       9.59
                                                                 -------   -------                   --------
Total From Investment Operations                                  (16.57)    18.37                       9.49
                                                                 -------   -------                   --------

Less Distributions
From Net Capital Gains                                             (5.09)    (1.84)                        --
Tax Return of Capital                                               (.01)       --                         --
                                                                 -------   -------                   --------
Total Distributions                                                (5.10)    (1.84)                        --
                                                                 -------   -------                   --------
Net Asset Value, End of Period                                   $ 14.35   $ 36.02                    $ 19.49
                                                                 -------   -------                   --------
Total Return+/+/                                                  -48.32%   +96.88%                    +94.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 118.0   $ 315.5                    $  66.4
Ratio of Gross Expenses to Average Net Assets/#/                    1.47%     1.38%                      1.76%*
Ratio of Net Expenses to Average Net Assets                         1.47%     1.38%/(S)/                1.75%*++//
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.08%)    (.94%)                    (1.23%)*
Portfolio Turnover Rate                                              158%      176%                       208%

Trust Class+                                                                                     Period from
                                                                                          November 4, 1998/^/
                                                                   Year Ended August 31,       to August 31,
                                                                 ------------------------  ------------------------
                                                                    2001      2000                       1999

Net Asset Value, Beginning of Period                             $ 34.10   $ 18.20                    $ 10.00
                                                                 -------   -------                   --------
Income From Investment Operations
Net Investment Income (Loss)                                        (.28)     (.27)                      (.10)
Net Gains or Losses on Securities (both realized and unrealized)  (15.89)    17.45                       8.30
                                                                 -------   -------                   --------
Total From Investment Operations                                  (16.17)    17.18                       8.20
                                                                 -------   -------                   --------

Less Distributions
From Net Capital Gains                                             (2.11)    (1.28)                        --
                                                                 -------   -------                   --------
Net Asset Value, End of Period                                   $ 15.82   $ 34.10                    $ 18.20
                                                                 -------   -------                   --------
Total Return+/+/                                                  -48.45%   +96.66%                    +82.00%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   7.9   $  19.5                    $   2.2
Ratio of Gross Expenses to Average Net Assets/#/                    1.75%     1.75%                      1.76%*
Ratio of Net Expenses to Average Net Assets++                       1.75%     1.75%                      1.75%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.35%)   (1.31%)                    (1.24%)*
Portfolio Turnover Rate                                              158%      176%                       208%


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class+                                                                    Year Ended August 31,
                                                                 ----------------------------------------------------------
                                                                     2001      2000      1999       1998          1997

Net Asset Value, Beginning of Year                               $  25.03  $  26.42  $  22.97   $  31.60      $  23.88
                                                                 --------  --------  --------  ---------     ---------
Income From Investment Operations
Net Investment Income (Loss)                                          .08       .19       .27        .23           .19
Net Gains or Losses on Securities (both realized and unrealized)    (2.47)     1.81      5.59      (2.83)        10.36
                                                                 --------  --------  --------  ---------     ---------
Total From Investment Operations                                    (2.39)     2.00      5.86      (2.60)        10.55
                                                                 --------  --------  --------  ---------     ---------

Less Distributions
From Net Investment Income                                           (.17)     (.29)       --       (.19)         (.22)
From Net Capital Gains                                              (1.93)    (3.10)    (2.41)     (5.84)        (2.61)
                                                                 --------  --------  --------  ---------     ---------

Total Distributions                                                 (2.10)    (3.39)    (2.41)     (6.03)        (2.83)
                                                                 --------  --------  --------  ---------     ---------
Net Asset Value, End of Year                                     $  20.54  $  25.03  $  26.42   $  22.97      $  31.60
                                                                 --------  --------  --------  ---------     ---------
Total Return+/+/                                                   -9.68 %    +8.51%   +26.08%    -10.03%       +47.11%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,689.4  $2,191.8  $2,854.4   $2,812.7      $3,103.7
Ratio of Gross Expenses to Average Net Assets/#/                     .84 %      .84%     .82 %      .80 %         .81 %
Ratio of Net Expenses to Average Net Assets                          .84 %      .84%     .82 %      .80 %         .81 %
Ratio of Net Investment Income (Loss) to Average Net Assets          .35 %      .60%     .94 %      .78 %         .72 %
Portfolio Turnover Rate                                               73 %       95%     132 %      109 %          77 %

Trust Class+                                                                       Year Ended August 31,
                                                                 ----------------------------------------------------------
                                                                     2001      2000      1999       1998          1997

Net Asset Value, Beginning of Year                               $  18.74  $  18.71  $  15.24   $  18.80      $  13.39
                                                                 --------  --------  --------  ---------     ---------
Income From Investment Operations
Net Investment Income (Loss)                                          .03       .13       .16        .11           .07
Net Gains or Losses on Securities (both realized and unrealized)    (1.85)     1.34      3.77      (1.82)         6.06
                                                                 --------  --------  --------  ---------     ---------
Total From Investment Operations                                    (1.82)     1.47      3.93      (1.71)         6.13
                                                                 --------  --------  --------  ---------     ---------

Less Distributions
From Net Investment Income                                           (.11)     (.19)       --       (.08)         (.08)
From Net Capital Gains                                              (1.00)    (1.25)     (.46)     (1.77)         (.64)
                                                                 --------  --------  --------  ---------     ---------
Total Distributions                                                 (1.11)    (1.44)     (.46)     (1.85)         (.72)
                                                                 --------  --------  --------  ---------     ---------
Net Asset Value, End of Year                                     $  15.81  $  18.74  $  18.71   $  15.24      $  18.80
                                                                 --------  --------  --------  ---------     ---------
Total Return+/+/                                                    -9.81%    +8.41%   +25.91%    -10.15%       +47.11%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  463.0  $  622.6  $  850.1   $  729.7      $  470.6
Ratio of Gross Expenses to Average Net Assets/#/                    1.00 %      .92%     .91 %      .90 %         .91 %
Ratio of Net Expenses to Average Net Assets                         1.00 %      .92%     .91 %     .90 %++//     .91 %++//
Ratio of Net Investment Income (Loss) to Average Net Assets          .19 %      .53%     .83 %      .70 %         .64 %
Portfolio Turnover Rate                                                73%       95%     132 %      109 %          77 %


See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd



Advisor Class+//                                                                Year Ended August 31,
                                                                 -----------------------------------------------------
                                                                    2001     2000     1999      1998         1997

Net Asset Value, Beginning of Year                               $ 16.03   $15.74  $ 12.59   $ 14.42      $  9.91
                                                                 -------   ------  -------  --------     --------
Income From Investment Operations
Net Investment Income (Loss)                                        (.01)     .02      .06       .01          .01
Net Gains or Losses on Securities (both realized and unrealized)   (1.60)    1.17     3.15     (1.51)        4.56
                                                                 -------   ------  -------  --------     --------
Total From Investment Operations                                   (1.61)    1.19     3.21     (1.50)        4.57
                                                                 -------   ------  -------  --------     --------

Less Distributions
From Net Investment Income                                          (.01)    (.01)    (.06)     (.01)        (.01)
From Net Capital Gains                                              (.69)    (.89)      --      (.32)        (.05)
                                                                 -------   ------  -------  --------     --------

Total Distributions                                                 (.70)    (.90)    (.06)     (.33)        (.06)
                                                                 -------   ------  -------  --------     --------
Net Asset Value, End of Year                                     $ 13.72   $16.03  $ 15.74   $ 12.59      $ 14.42
                                                                 -------   ------  -------  --------     --------
Total Return+/+/                                                  -10.12%   +7.99%  +25.51%   -10.69%      +46.26%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  43.1   $ 53.5  $  62.4   $  29.3      $   5.8
Ratio of Gross Expenses to Average Net Assets/#/                   1.29 %    1.32%   1.31 %    1.50 %       1.50 %
Ratio of Net Expenses to Average Net Assets                        1.29 %    1.32%   1.31 %    1.50%++//   1.50 %++//
Ratio of Net Investment Income (Loss) to Average Net Assets         (.10%)    .11%    .41 %     .12 %        .08 %
Portfolio Turnover Rate                                              73 %      95%    132 %     109 %         77 %


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Regency Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. @

Investor Class+                                                                                Period from
                                                                                           June 1, 1999//\/
                                                                 Year Ended August 31,       to August 31,
                                                                 ----------------------    -------------------
                                                                     2001        2000                 1999

Net Asset Value, Beginning of Period                              $13.02      $ 9.82                $10.00
                                                                  ------      ------                ------
Income From Investment Operations
Net Investment Income (Loss)                                          --          --                   .01
Net Gains or Losses on Securities (both realized and unrealized)     .60        3.38                  (.19)
                                                                  ------      ------                ------
Total From Investment Operations                                     .60        3.38                  (.18)
                                                                  ------      ------                ------

Less Distributions
From Net Investment Income                                            --        (.02)                   --
From Net Capital Gains                                              (.70)       (.16)                   --
                                                                  ------      ------                ------
Total Distributions                                                 (.70)       (.18)                   --
                                                                  ------      ------                ------
Net Asset Value, End of Period                                    $12.92      $13.02                $ 9.82
                                                                  ------      ------                ------
Total Return+/+/                                                   +4.81%     +34.95%                -1.80%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                           $ 16.0      $ 10.9                $  7.9
Ratio of Gross Expenses to Average Net Assets/#/                    1.50%       1.51%                 1.51%*
Ratio of Net Expenses to Average Net Assets++                       1.50%       1.50%                 1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets         (.02%)       -- %                  .66%*
Portfolio Turnover Rate                                              256%        200%                   42%

Trust Class+                                                                                   Period from
                                                                                           June 10, 1999//\/
                                                                 Year Ended August 31,       to August 31,
                                                                 ----------------------    -------------------
                                                                     2001        2000                 1999

Net Asset Value, Beginning of Period                              $13.15      $ 9.76                $10.00
                                                                  ------      ------                ------
Income From Investment Operations
Net Investment Income (Loss)                                        (.01)         --                   .01
Net Gains or Losses on Securities (both realized and unrealized)     .55        3.40                  (.25)
                                                                  ------      ------                ------
Total From Investment Operations                                     .54        3.40                  (.24)
                                                                  ------      ------                ------

Less Distributions
From Net Investment Income                                            --        (.01)                   --
From Net Capital Gains                                             (2.39)         --                    --
                                                                  ------      ------                ------
Total Distributions                                                (2.39)       (.01)                   --
                                                                  ------      ------                ------
Net Asset Value, End of Period                                    $11.30      $13.15                $ 9.76
                                                                  ------      ------                ------
Total Return+/+/                                                   +4.77%     +34.86%                -2.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                           $ 25.4      $ 25.1                $  0.4
Ratio of Gross Expenses to Average Net Assets/#/                    1.50%       1.51%                 1.51%*
Ratio of Net Expenses to Average Net Assets++                       1.50%       1.50%                 1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets         (.06%)      (.01%)                 .57%*
Portfolio Turnover Rate                                              256%        200%                   42%



See Notes to Financial Highlights

Financial Highlights Socially Responsive Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                          Year Ended August 31,
                                                               ---------------------------------------------
                                                                   2001    2000    1999    1998    1997

Net Asset Value, Beginning of Year                               $21.01  $21.33  $16.32  $17.79  $13.88
                                                                 ------  ------  ------  ------  ------
Income From Investment Operations
Net Investment Income (Loss)                                        .02      --     .02     .07     .03
Net Gains or Losses on Securities (both realized and unrealized)  (2.07)    .57    5.94   (1.11)   4.33
                                                                 ------  ------  ------  ------  ------
Total From Investment Operations                                  (2.05)    .57    5.96   (1.04)   4.36
                                                                 ------  ------  ------  ------  ------

Less Distributions
From Net Investment Income                                           --    (.02)   (.07)   (.03)   (.03)
From Net Capital Gains                                               --    (.87)   (.88)   (.40)   (.42)
                                                                 ------  ------  ------  ------  ------
Total Distributions                                                  --    (.89)   (.95)   (.43)   (.45)
                                                                 ------  ------  ------  ------  ------
Net Asset Value, End of Year                                     $18.96  $21.01  $21.33  $16.32  $17.79
                                                                 ------  ------  ------  ------  ------
Total Return /+/                                                  -9.76%  +2.96% +37.09%  -6.02% +31.96%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 87.8  $107.6  $118.9  $ 82.5  $ 59.7
Ratio of Gross Expenses to Average Net Assets/#/                   1.13%   1.12%   1.10%   1.10%   1.49%
Ratio of Net Expenses to Average Net Assets                        1.13%   1.12%   1.10%   1.10%   1.48%/(S)/
Ratio of Net Investment Income (Loss) to Average Net Assets         .08%    .01%    .12%    .43%    .23%
Portfolio Turnover Rate                                              83%     76%     53%     47%     51%

Trust Class/+/                                                                                            Period from
                                                                                                        March 3, 1997//\/
                                                                       Year Ended August 31,              to August 31,
                                                                 ----------------------------------     -------------------
                                                                   2001     2000     1999    1998              1997

Net Asset Value, Beginning of Period                             $14.53   $14.41   $10.64  $11.43            $10.00
                                                                 ------   ------   ------  ------            ------
Income From Investment Operations
Net Investment Income (Loss)                                       (.03)    (.02)      --     .03                --
Net Gains or Losses on Securities (both realized and unrealized)  (1.43)     .40     3.90    (.71)             1.43
                                                                 ------   ------   ------  ------            ------
Total From Investment Operations                                  (1.46)     .38     3.90    (.68)             1.43
                                                                 ------   ------   ------  ------            ------

Less Distributions
From Net Investment Income                                           --       --     (.03)   (.01)               --
From Net Capital Gains                                               --     (.25)    (.10)   (.10)               --
Tax Return of Capital                                                --     (.01)      --      --                --
                                                                 ------   ------   ------  ------            ------
Total Distributions                                                  --     (.26)    (.13)   (.11)               --
                                                                 ------   ------   ------  ------            ------
Net Asset Value, End of Period                                   $13.07   $14.53   $14.41  $10.64            $11.43
                                                                 ------   ------   ------  ------            ------
Total Return/++/                                                -10.05%   +2.76%  +36.76%  -6.05%           +14.30%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 28.3   $ 29.0   $ 25.3  $ 13.4            $  7.7
Ratio of Gross Expenses to Average Net Assets/#/                   1.46%    1.32%    1.20%   1.20%             1.58%*
Ratio of Net Expenses to Average Net Assets++                      1.46%    1.32%    1.20%   1.20%             1.58%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (.25%)   (.19%)    .01%    .33%              .06%*
Portfolio Turnover Rate                                              83%      76%      53%     47%               51%


See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2001

Financial Highlights Technology Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class+                                                                   Period from
                                                                 Year Ended     May 1, 2000//\/
                                                                 August 31,     to August 31,
                                                                 -------------  ------------------

                                                                       2001              2000
Net Asset Value, Beginning of Period                                 $12.16            $10.00
                                                                     ------            ------

Income From Investment Operations
Net Investment Income (Loss)                                           (.09)             (.01)
Net Gains or Losses on Securities (both realized and unrealized)      (8.44)             2.17
                                                                     ------            ------
Total From Investment Operations                                      (8.53)             2.16
                                                                     ------            ------

Less Distributions
From Net Capital Gains                                                 (.02)               --
                                                                     ------            ------
Net Asset Value, End of Period                                       $ 3.61            $12.16
                                                                     ------            ------
Total Return/++/                                                     -70.24%           +21.60%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                              $  9.0            $ 22.0
Ratio of Gross Expenses to Average Net Assets/#/                       2.00%             2.00%*
Ratio of Net Expenses to Average Net Assets++                          2.00%             2.00%*
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.45%)            (.12%)**
Portfolio Turnover Rate                                                 234%               55%

Trust Class+                                                                      Period from
                                                                 Year Ended     May 1, 2000//\/
                                                                 August 31,     to August 31,
                                                                 -------------  ------------------

                                                                       2001              2000
Net Asset Value, Beginning of Period                                 $12.14            $10.00
                                                                     ------            ------

Income From Investment Operations
Net Investment Income (Loss)                                           (.09)               --
Net Gains or Losses on Securities (both realized and unrealized)      (8.42)             2.14
                                                                     ------            ------
Total From Investment Operations                                      (8.51)             2.14
                                                                     ------            ------
Net Asset Value, End of Period                                       $ 3.63            $12.14
                                                                     ------            ------
Total Return/++/                                                     -70.10%           +21.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                              $  0.9            $  2.5
Ratio of Gross Expenses to Average Net Assets/#/                       2.00%             2.00%*
Ratio of Net Expenses to Average Net Assets++                          2.00%             2.00%*
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.45%)            (.03%)**
Portfolio Turnover Rate                                                 234%               55%



See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After reimbursement of expenses by Management and/or the waiver of a portion of the management fee by the investment manager. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                      Year Ended August 31,
                                     2001   2000          1999        1998        1997
Century Fund Investor Class          1.80%  1.76%/(1)/      --          --          --
Century Fund Trust Class             4.50%  7.51%/(1)/      --          --          --
Focus Fund Trust Class                 --   1.06%          .98%        .97%       1.06%
Focus Fund Advisor Class               --   2.89%         7.08%      28.01%      76.74%/(2)/
Genesis Fund Investor Class            --     --            --        1.12%       1.26%
Genesis Fund Trust Class               --     --            --        1.19%       1.35%
Genesis Fund Advisor Class             --   1.59%         1.63%       2.40%      25.91%/(3)/
Genesis Fund Institutional Class      .91%   .97%         1.15%/(4)/    --          --
Guardian Fund Advisor Class            --     --          1.56%       1.63%       5.65%/(2)/
International Fund Trust Class       5.16%  4.21%         5.98%       6.02%/(5)/    --
Manhattan Fund Trust Class             --   1.08%         1.18%       1.15%       1.23%
Manhattan Fund Advisor Class         2.60%  3.57%        19.99%      42.53%      77.83%/(2)/
Millennium Fund Investor Class         --     --          2.13%/(6)/    --          --
Millennium Fund Trust Class          2.11%  2.12%        13.39%/(7)/    --          --
Partners Fund Trust Class              --     --            --         .91%        .94%
Partners Fund Advisor Class            --     --            --        1.56%       8.74%
Regency Fund Investor Class          1.61%  2.22%         8.38%/(8)/    --          --
Regency Fund Trust Class             1.76%  1.75%       129.45%/(9)/    --          --
Socially Responsive Fund Trust Class 1.59%  1.76%         1.72%       2.05%       3.33%/(10)/
Technology Fund Investor Class       2.60%  3.92%/(11)/     --          --          --
Technology Fund Trust Class          4.49% 14.66%/(11)/     --          --          --

(1)Period from December 6, 1999 to August 31, 2000
(2)Period from September 4, 1996 to August 31, 1997
(3)Period from April 2, 1997 to August 31, 1997
(4)Period from July 1, 1999 to August 31, 1999
(5)Period from June 29, 1998 to August 31, 1998

                                                NEUBERGER BERMAN AUGUST 31, 2001

Notes to Financial Highlights Equity Funds cont'd

    (6)Period from October 20, 1998 to August 31, 1999
    (7)Period from November 4, 1998 to August 31, 1999
    (8)Period from June 1, 1999 to August 31, 1999
    (9)Period from June 10, 1999 to August 31, 1999
   (10)Period from March 3, 1997 to August 31, 1997
   (11)Period from May 1, 2000 to August 31, 2000

(S)After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                 Year Ended August 31,
                                              2001 2000  1999  1998  1997
   International Fund Investor Class           --    --  1.59% 1.61% 1.69%
   Millennium Fund Investor Class              --  1.33%   --    --    --
   Socially Responsive Fund Investor Class     --    --    --    --  1.20%

^  The date investment operations commenced.

@ The per share amounts which are shown for the period ended August 31, 2001, have been computed based on the average number of shares outstanding during the fiscal period.

*  Annualized.

** Not annualized.

(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.

(degrees) Auditedby other auditors whose report dated July 31, 2000 expressed an unqualified opinion.

Report of Ernst & Young LLP, Independent Auditors
------------------------------------------------------------------------

To the Board of Trustees Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund and
Neuberger Berman Partners Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Fasciano Fund (Fasciano), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), and Neuberger Berman Partners Fund (Partners), six of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2001, and the related statements of operations for the year then ended for Focus, Genesis, Guardian, International and Partners and the related statements of operations for the two months then ended and for the year ended June 30, 2001 for Fasciano, the statement of changes in net assets for each of the two years in the period ended August 31, 2001 for Focus, Genesis, Guardian, International and Partners and for the two months ended August 31, 2001 and for the year ended June 30, 2001 for Fasciano, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2000 and the financial highlights for each of the four years in the period then ended for the Fasciano Fund, Inc., were audited by other auditors whose report, dated July 31, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Equity Funds at August 31, 2001, the results of their operations for the year then ended for Focus, Guardian, Genesis, International and Partners and for the two months then ended and for the year ended June 30, 2001 for Fasciano, the changes in their net assets for each of the two years in the period ended August 31, 2001 for Focus, Genesis, Guardian, International and Partners and for the two months ended August 31, 2001 and for the year ended June 30, 2001 for Fasciano, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young
                                                     signature

Boston, Massachusetts
October 5, 2001

                                                NEUBERGER BERMAN AUGUST 31, 2001

Report of KPMG LLP, Independent Auditors
-------------------------------------------------------------

The Board of Trustees
Neuberger Berman Equity Funds:

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Technology Fund, series of the Neuberger Berman Equity Funds, including each of the Fund's schedule of investments, as of August 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year or period ended August 31, 2000 and financial highlights for each of the years or periods in the four-year period then ended were audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. Where replies were not received, alternative procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds as of August 31, 2001, the results of their operations, changes in their net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ KPMG LLP
Boston, Massachusetts
October 5, 2001

Directory


Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Officers and Trustees


John Cannon
Trustee

Faith Colish
Trustee

Walter G. Ehlers
Trustee

C. Anne Harvey
Trustee

Barry Hirsch
Trustee

Robert A. Kavesh
Trustee

Howard A. Mileaf
Trustee

Edward I. O'Brien
Trustee

John P. Rosenthal
Trustee

William E. Rulon
Trustee

Cornelius T. Ryan
Trustee

Tom D. Seip
Trustee

Gustave H. Shubert
Trustee
Candace L. Straight
Trustee

Peter P. Trapp
Trustee

Peter E. Sundman
Chairman of the Board, Chief Executive Officer and Trustee

Michael M. Kassen
President and Trustee

Robert Conti
Vice President

Brian P. Gaffney
Vice President

Frederic B. Soule
Vice President

Richard Russell
Treasurer

Claudia A. Brandon
Secretary

Barbara DiGiorgio
Assistant Treasurer

Celeste Wischerth
Assistant Treasurer

Stacy Cooper-Shugrue
Assistant Secretary

Notice to Shareholders (Unaudited)


For Neuberger Berman Guardian Fund 69% of the dividends distributed during the fiscal year ended August 31, 2001 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 2002 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 2001 income tax returns.

Neuberger Berman International Fund has elected to pass through to its shareholders the credit for taxes paid to foreign countries. For the fiscal year ended August 31, 2001 the Fund had $255,099 of such credits. The Fund hereby designates $32,891,946 as a capital gain distribution. In January 2002, each shareholder will receive a 2001 Form 1099 which will provide specific information for preparing tax returns.

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                                      108

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


                                   NEUBERGER
                                    BERMAN


 Neuberger Berman Management Inc.
 605 Third Avenue 2nd Floor
 New York, NY 10158-0180
 Shareholder Services
 800.877.9700
 Institutional Services
 800.366.6244
 www.nb.com

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